As filed with the Securities and Exchange Commission on December 23, 2011

Registration No. 333-173026

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
	☒	PRE-EFFECTIVE AMENDMENT NO. 3
	☐	POST-EFFECTIVE AMENDMENT NO.

☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

GARRISON CAPITAL LLC

(Exact name of Registrant as Specified in Charter)

1350 Avenue of the Americas
New York, New York 10019

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 372-9500

Julian Weldon
Garrison Capital LLC
1350 Avenue of the Americas
New York, New York 10019
(212) 372-9500

(Name And Address of Agent for Service)

Copies of information to:

Thomas J. Friedmann David J. Harris William J. Tuttle Dechert LLP 1775 I Street, N.W. Washington, DC 20006 Telephone: (202) 261-3300 Facsimile: (202) 261-3333	Paul K. Risko John A. MacKinnon Sidley Austin LLP 787 Seventh Avenue New York, NY 10019 Telephone: (212) 839-5300 Facsimile: (212) 839-5959

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than Securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)(3)
Common Stock, par value $0.001 per share	$125,000,000	$14,512.50

(1)	Includes the underwriters’ over-allotment option.
(2)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

Subject to Completion

Preliminary Prospectus dated           , 2012

      Shares

Garrison Capital Inc.

Common Stock

We are a newly-organized, externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to provide our stockholders with current income and capital appreciation through debt and minority equity investments in middle-market companies.

Garrison Capital Advisers LLC will serve as our investment adviser. Garrison Capital Administrator LLC will serve as our administrator. These entities are affiliated with Garrison Investment Group, an alternative investment and asset management firm founded in March 2007 with approximately $2.5 billion of committed and invested capital under management as of September 30, 2011.

This is an initial public offering of our shares of common stock. All of the    shares of common stock offered by this prospectus are being sold by us.

We currently expect that the initial public offering price per share of our common stock will be between $   and $   per share. We intend to apply to have our common stock approved for quotation on The NASDAQ Global Select Market under the symbol “GARS.”

Immediately prior to this offering, we expect to sell      shares of common stock to our directors, officers, investment adviser and the managers of our investment adviser at the initial public offering price of $   per share in a private placement. We will receive the full proceeds of this private placement, and no underwriting discounts or commissions will be paid in respect of these shares. The underwriters will reserve up to      shares from this offering for sale to certain other persons.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. We maintain a website at http://www.garrisoncapitalbdc.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information and make stockholder inquiries by contacting us at Garrison Capital Inc., 1350 Avenue of the Americas, New York, New York 10019, Attention: Investor Relations, or by calling us collect at (212) 372-9500. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains this information.

Our shares of common stock have no history of public trading. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. This risk of loss may be greater for investors expecting to sell their shares in a relatively short period of time after the completion of our initial public offering. Assuming an initial public offering price of $   per share (the midpoint of the estimated initial public offering price range), purchasers in this offering will experience immediate dilution of approximately $   per share. See “Dilution” for more information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our common stock involves a high degree of risk, including the risk of a total loss of such investment. We are subject to special risks and, before buying any shares, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in “Risk Factors” beginning on page 18 of this prospectus.

	Per Share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds, before expenses, to us(1)	$	$

(1)	We estimate that we will incur approximately $ in expenses, or approximately $ per share, in connection with this offering. All of these offering expenses will be borne indirectly by investors in our common stock and will immediately reduce the net asset value of each investor's shares. We estimate that the net proceeds to us after expenses will be $ , or $ per share.

The underwriters may also exercise their option to purchase up to an additional        shares from us, at the public offering price, less the sales load, for 30 days after the date of this prospectus to cover overallotments, if any. If the underwriters exercise this option in full, the total sales load will be $      , and the total proceeds to us, before expenses, will be $      .

The shares will be ready for delivery on or about     , 2012.

Joint Book-Running Managers

J.P. Morgan	Wells Fargo Securities	Deutsche Bank Securities

Co-Managers

RBC Capital Markets	Janney Montgomery Scott	Keefe, Bruyette & Woods

The date of this prospectus is   , 2012.

* * * * *

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date on the front of this prospectus. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure herein.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms:

•	“we,” “us,” “our” and “Garrison Capital” refer to Garrison Capital LLC, a Delaware limited liability company, and its consolidated subsidiaries for the periods prior to the consummation of the BDC Conversion, and refer to Garrison Capital Inc., a Delaware corporation, and its consolidated subsidiaries for the periods after the consummation of the BDC Conversion;
•	“Garrison Capital Advisers” or the “investment adviser” refers to Garrison Capital Advisers LLC, a Delaware limited liability company;
•	“Garrison Capital Administrator” or the “administrator” refers to Garrison Capital Administrator LLC, a Delaware limited liability company; and
•	“Garrison Investment Group” refers to Garrison Investment Group LP, a Delaware limited partnership, and its affiliates.

Immediately prior to the pricing of our initial public offering and our election to be treated as a business development company, we will convert from a limited liability company into a corporation. In this conversion, Garrison Capital Inc. will succeed to the business of Garrison Capital LLC and its consolidated subsidiaries, and the members of Garrison Capital LLC will become stockholders of Garrison Capital Inc. In this prospectus, we refer to these transactions as the “BDC Conversion.” Unless otherwise indicated, the disclosure in this prospectus gives effect to the BDC Conversion.

Garrison Capital

We are a newly-organized, externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

Our investment objective is to generate current income and capital appreciation by making investments generally in the range of $10 million to $25 million primarily in debt securities of U.S. based middle-market companies, which we define as those having annual earnings before interest, taxes and depreciation, or EBITDA, of between $5 million and $30 million. Our goal is to generate attractive risk-adjusted returns by assembling a broad portfolio of investments.

We intend to invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans and (5) to a lesser extent, selected equity co-investments in middle-market companies. We use the term “one-stop” or “unitranche” to refer to a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans. We use the term “mezzanine” to refer to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness.

We believe that the middle market offers attractive risk-adjusted returns for debt investors. Historically, we believe there has been a persistent scarcity of available capital relative to demand, which, from a lender’s perspective, has generally resulted in more favorable transaction structures, including enhanced covenant protection and increased pricing relative to larger companies. We further believe that the turmoil in the markets has exacerbated this scarcity of capital, as many traditional lenders to middle-market companies have exited the business or focused their attention on larger borrowers. In addition, middle-market companies traditionally have exhibited lower default rates and improved recoveries compared to larger borrowers and typically offer greater access to key senior managers, which we believe further enhances the attractiveness of lending to this market segment and facilitates due diligence investigations and regular monitoring.

As of September 30, 2011, we held investments in 76 portfolio companies with a fair value of $333.3 million, including investments in 73 portfolio companies held through Garrison Funding 2010-1 LLC, our wholly-owned indirect subsidiary, or GF 2010-1. The investments held by GF 2010-1 as of September 30, 2011 consisted of syndicated secured loans fair valued at $279.8 million and related indebtedness with a par value of $219.5 million. As of that date, the loans held by GF 2010-1 (held at fair value), together with cash and other assets held by GF 2010-1, equaled approximately $303.3 million. As of September 30, 2011, our portfolio had an average investment size of approximately $4.0 million, a weighted average yield of 8.95% and a weighted average maturity of 50 months. In this prospectus, we define weighted average yield to be calculated based upon interest and other payments received on our debt investments, including amortization of original issue discount, if any, for the period indicated and market discount amortized to maturity. See “— Formation Transactions — Our Formation” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Formation Transactions — Our Formation.”

Going forward, we intend to pursue a strategy focused on originating and investing in first lien, second lien, unitranche and mezzanine loans. Accordingly, over time we expect that syndicated first lien senior secured loans will represent a smaller percentage of our investment portfolio as we grow our business and our existing senior secured investments are repaid or sold in the secondary market and we reinvest the proceeds of such repayments or sales. Under the provisions of the 1940 Act, our board of directors may change our operating policies and strategies without prior notice or stockholder approval, although the board of directors cannot change our election to be treated as a business development company under the 1940 Act without prior stockholder approval. Examples of policies and strategies that the board could elect to change include the selection of the investment adviser and the focus of our investments in first lien, second lien, unitranche and mezzanine loans. However, our board of directors has no current intention or expectation of changing any of the policies or strategies described in this prospectus.

Our Investment Adviser

Our investment activities are managed by our investment adviser, Garrison Capital Advisers. Our investment adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Garrison Capital Advisers was organized in November 2010 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. See “The Offering — Investment Advisory Agreement” for a discussion of the fees that will be payable by us to our investment adviser.

Garrison Capital Advisers is an affiliate of Garrison Investment Group. Garrison Capital Advisers has entered into a staffing agreement, or the Staffing Agreement, with Garrison Investment Group under which Garrison Investment Group has agreed to make experienced investment professionals available to Garrison Capital Advisers and to provide access to the senior investment personnel of Garrison Investment Group. We believe that the Staffing Agreement will provide our investment adviser with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Garrison Investment Group in the ordinary course of its business and commits the members of Garrison Investment Group’s investment committee to serve as members of our investment committee. Garrison Investment Group has conducted due diligence on more than 500 middle-market companies since July 2007.

Garrison Investment Group

Garrison Investment Group is an alternative investment and asset management firm founded in March 2007 by Steven Stuart and Joseph Tansey. As of September 30, 2011, Garrison Investment Group had approximately $2.5 billion of committed and invested capital under management and a team of 62 employees, including 38 investment professionals. Garrison Investment Group is headquartered in New York, New York. Garrison Investment Group invests opportunistically in the debt of middle-market companies, primarily in the areas of corporate finance, real estate finance and structured finance.

Since the formation of Garrison Investment Group, Messrs. Stuart and Tansey together with their team of investment professionals, including Rafael Astruc, Brian Chase, Terence Moore and Mitch Drucker, have been investors and lenders to middle-market companies. These investment professionals have significant experience investing in a broad range of industries and types of debt over the course of several economic cycles.

Before joining Garrison Investment Group, Messrs. Stuart and Tansey were Managing Directors at Fortress Investment Group LLC, or Fortress, and were also partners of the Drawbridge Special Opportunities Fund, or Drawbridge, one of Fortress’ hybrid hedge funds, from its inception in August 2002 to March 2007. Drawbridge focused primarily on investments in opportunistic debt and equity securities and asset-based transactions. The responsibilities of these individuals included sourcing, evaluating, structuring, managing and monitoring corporate, structured finance and real estate investments, including both debt and equity. Messrs. Stuart and Tansey have 25 and 16 years of investment experience, respectively.

Market Opportunity

We intend to pursue an investment strategy focused on investing in first lien, second lien, unitranche and mezzanine loans of, and, to a lesser extent, warrants and minority equity securities in, U.S. middle-market companies. We find middle-market investing attractive for the following reasons:

Significant Refinancing Requirements.   A significant amount of debt begins to mature through 2013, much of which we believe is associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008. In many cases, we expect that this debt will need to be refinanced by the borrowers.

Reduced Competition.  We believe that dislocations in the capital markets since mid-2007 have reduced the amount of credit available to middle-market companies. We believe that much of the traditional lending community for middle-market companies, such as commercial/regional banks, investment banks, commercial finance companies, hedge funds and collateralized loan obligations, have contracted and/or eliminated their origination activities in the wake of this period of credit dislocation or focused on more liquid asset classes. In addition, Basel III, published by the Basel Committee on Banking Supervision, is expected to limit the ability of commercial banking institutions to hold non-investment grade leveraged loans on their balance sheets.

Attractive Relative Value Proposition.  We believe that directly originated middle-market loans often exhibit superior default and loss characteristics to syndicated loans, which are often structured with higher levels of debt and a lower percentage of equity contributed. Meanwhile, reduced access to, and availability of, credit typically increases the interest rates, or pricing, of loans made to U.S. middle-market borrowers, thereby creating an attractive risk-return dynamic for lenders.

Conservative Capital Structure and Increased Percentage of Equity Contributed.  We believe that lenders generally are requiring borrowers to hold more equity as a percentage of their total capitalization and less senior and total leverage than was customary in the years leading up to the credit crisis, creating a greater amount of equity to protect lenders against future economic downturns. Lower leverage levels in mergers and acquisitions executed in the middle market suggest that middle-market companies should have more cash flows available to them to service their debt.

Long-Term Capital Solutions.  We believe that many middle-market companies seek to execute transactions with permanent capital vehicles, such as us, rather than execute high-yield bond transactions or borrow capital from hedge funds and other non-permanent vehicles.

When combined with decreased availability of debt financing for middle-market companies generally, we believe these factors should increase lending opportunities for us.

Competitive Strengths

Experienced Management Team.  We are managed by our investment adviser, which has access through the Staffing Agreement to the resources and expertise of the investment professionals at Garrison Investment Group. Garrison Investment Group is led by Messrs. Stuart and Tansey. Garrison Investment Group’s investment professionals have substantial experience in identifying and executing financing transactions across a broad range of industries and types of financings and have developed related proprietary sourcing and servicing channels. Our seven member investment committee has combined investment experience of more than 145 years.

Access to Deal Flow.  Through the Staffing Agreement, our investment adviser expects to have access to extensive contacts throughout the middle-market through which it intends to source and originate loans. The investment professionals of Garrison Investment Group maintain direct dialogue with their contacts at financial sponsors, banks, corporate advisory firms, crisis managers, industry consultants, attorneys, investment banks, middle-market companies, other “club” investors and other potential sources of lending opportunities. Garrison Investment Group’s senior professionals have cultivated relationships with other middle-market lending platforms that we believe will provide us with an additional source of deal flow.

Disciplined Investment and Underwriting Process.  Our investment adviser intends to utilize the established investment processes developed by Garrison Investment Group to analyze investment opportunities, including structuring loans with appropriate covenants and pricing loans based on its knowledge of the middle market and on its rigorous underwriting standards. Our investment adviser expects to focus on capital preservation by extending loans to portfolio companies with assets that it believes will retain sufficient value to repay us even in depressed markets or under liquidation scenarios.

Active Asset Management Approach.  Our investment adviser intends to employ a rigorous credit monitoring system for our portfolio, which should enhance the ability of our investment adviser to manage any problems and assist borrowers before operating issues result in financial deterioration. In addition, this process should enable our investment adviser to identify credit and market trends, thereby allowing us to modify underwriting terms for new loans before other lenders have identified such trends. In the event of restructurings, we expect that our investment adviser will manage syndicates of lenders, creditor committees and other creditors and advisors to protect our position.

Investment Strategy

We will seek to create a broad portfolio consisting of investments generally in the range of $10 million to $25 million primarily in debt securities of U.S. based middle-market companies. The companies to which we extend credit will typically be moderately leveraged, and, in most cases, will not have their loans rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade. In addition, we expect that our investments typically will range in maturity from one to six years and that the overall portfolio will have a weighted average life of approximately five years. However, we may make investments in securities with any maturity or duration.

We intend to invest opportunistically in middle-market loans that we believe have attractive risk adjusted returns. We will also, to a lesser extent, make select equity investments in non-investment grade companies. We expect the majority of our focus to generally be centered upon traditional direct lending but at times will seek to enhance returns by purchasing loans in the secondary market, which purchases we refer to as capital markets activities, and extending credit for certain restructuring of financially troubled companies, which we refer to as special situations. We organize these lending opportunities in three categories.

Traditional Direct Lending.  We will focus on direct origination of first lien senior secured loans, second lien senior secured loans and unitranche loans as well as select mezzanine loans. With respect to these loans, we intend to identify lending opportunities through the extensive origination network to which we have access and will serve as either sole lender or as a partner with like minded creditors. We expect that we will typically extend first and second lien secured term loans, the proceeds of which may be used to refinance existing indebtedness, support acquisitions, growth initiatives, general corporate liquidity or operational turnarounds.

Capital Markets Activities.  We may also acquire loans in the secondary market at favorable discounts or seek to refinance outstanding loans through anchoring or co-anchoring a new issuance of debt. We believe the experience of the investment professionals to whom our investment adviser has access will allow us to react quickly in executing acquisitions of loans in the secondary market on favorable terms and permit us to refinance loans on a streamlined basis. Investments in 72 of our 76 portfolio companies as of September 30, 2011 were acquired in the secondary market.

Special Situations.  We may also extend credit for out-of-court restructurings, rescue financings, debtor-in-possession financings and acquisition financings. We expect that, in extending credit to special situations borrowers, we will seek to structure our investments to remain high in borrower’s capital structure, generate returns through the duration of the loan and obtain call protection or opportunities for enhanced returns through equity participation.

Organizational Structure

The following shows a simplified organizational chart reflecting our relationship with our investment adviser and administrator and our ownership interests in GF 2010-1 as of the date of this prospectus:

Formation Transactions

Our Formation.  We were formed in November 2010 to invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans and (5) to a lesser extent, selected equity co-investments in middle-market companies.

On November 5, 2010, GF 2010-1 completed a $300 million debt securitization, or Debt Securitization. The transaction was executed through a private placement of: (1) $189.5 million of Aaa/AAA Class A Notes, or the Class A Notes, which bear interest at the three-month London Interbank Offered Rate, or LIBOR, plus 2.40%; (2) $12.0 million of Aa2/AA Class B Notes, or the Class B Notes, which bear interest at the three-month LIBOR plus 3.75%; and (3) $18.0 million of A2/A Class C Notes, or the Class C Notes, which bear interest at the three-month LIBOR plus 4.75%; and (4) $80.5 million of subordinated notes, which do not bear interest. All of the classes of notes are scheduled to mature on November 20, 2017. We refer to the Class A Notes, the Class B Notes and the Class C Notes, collectively, as the Secured Notes and the subordinated notes together with the residual equity interests in GF 2010-1 as the Subordinated Notes. The Subordinated Notes represent the residual interest in GF 2010-1. Garrison Capital CLO Ltd. owns all of the Subordinated Notes.

In December 2010 we completed an $80 million private placement, the proceeds of which are being used to invest in U.S. middle-market companies in accordance with our investment strategy. Subsequently, certain open-ended funds affiliated with our investment adviser contributed 100% of the stock of Garrison Capital CLO Ltd. to us as of December 31, 2010 in exchange for $80.6 million in fair value of limited liability company units, or units, in Garrison Capital LLC. An independent third-party valuation firm was engaged to provide positive assurance regarding the fair value of the Subordinated Notes that were contributed to us as of the date of such contribution. As a result of these contributions, we hold indirectly through our ownership of the capital stock of Garrison Capital CLO Ltd. all of the Subordinated Notes in GF 2010-1. Prior to the date of this prospectus, we intend to cause Garrison Capital CLO Ltd. to distribute to us all of the Subordinated Notes and to liquidate Garrison Capital CLO Ltd., which has no function other than isolating the loan assets. Investors in Garrison Capital common stock own an indirect interest in the assets held by GF 2010-1 and bear the risks attendant to investors in any company having secured indebtedness, including the risk of loss through foreclosure in the event that the terms of the securitization indebtedness are not met. In addition, under the terms of the Senior Notes, cash generated by the loan assets held by GF 2010-1 may not be distributed to Garrison Capital under specified circumstances, including inadequate collateralization of the Senior Notes. For a detailed description of the terms of the debt securitization and its related risks, see “Risk Factors — Risks Relating to our Business and Structure — We are subject to risks associated with the Debt Securitization” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Debt Securitization.”

BDC Conversion.  Immediately prior to the completion of this offering, Garrison Capital LLC intends to convert into a Delaware corporation, Garrison Capital Inc. As part of this conversion, all of the outstanding units in Garrison Capital LLC will be converted into an aggregate of       shares of common stock in Garrison Capital Inc., representing an estimated equivalent price of $       per share based on the fair value of the assets contributed by such members in connection with our formation, as determined in accordance with our valuation procedures. See “Determination of Net Asset Value.” Prior to the pricing of our initial public offering, we also will engage in an abbreviated valuation process, including compilation of updated analyses by independent valuation agents, to obtain confirmation that the most recently computed net asset value remains substantially accurate. The updated valuation procedure, which will bring down and update the procedures undertaken for the quarter ended September 30, 2011, is expected to serve as a basis for our board of directors to approve the offering valuation prior to the pricing of our initial public offering. Of the     shares to be issued in the BDC Conversion,     shares will be issued to four open-ended funds affiliated with our investment adviser in exchange for their units in Garrison Capital LLC and      shares will be issued to our investment adviser as part of the Pre-Conversion Payment.

Following the BDC Conversion and our election to be treated as a business development company, we will be subject to restrictions on our ability to acquire certain types of assets. See “Operating and Regulatory Structure.” We do not anticipate any changes in our operations as a result of these restrictions on the acquisition of assets other than qualifying assets because we have adhered to such restrictions during our operation as a private company.

Operating and Regulatory Structure

Our investment activities will be managed by Garrison Capital Advisers and supervised by our board of directors, a majority of whom are independent of Garrison Capital, Garrison Capital Advisers and their respective affiliates.

As a business development company, we will be required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle formed in the future and managed by our investment adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. If our investment adviser undertakes to manage a new fund in the future, we will not invest in any portfolio company in which that fund has a pre-existing investment, although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. See “Regulation.”

Also, as a business development company, we are generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (1) private U.S. operating companies, (2) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.”

We intend to elect to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Tax Matters.”

Following completion of this offering, an affiliate of Garrison Investment Group may apply for a license to form a Small Business Investment Company, or SBIC. If such an application were made and approved and the Small Business Administration, or SBA, so permits, we anticipate that the SBIC license would be transferred to a wholly-owned subsidiary of ours that would be formed just prior to such transfer. Following such transfer, the SBIC subsidiary would be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. See “Regulation — Small Business Investment Company Regulations.” We expect that any SBIC subsidiary would engage in an investment strategy substantially similar to ours. We cannot assure you that we or any affiliate of Garrison Investment Group will apply for an SBIC license or that any such application would be approved.

In addition, in the future, we may from time to time securitize loans to generate cash for funding new investments. To securitize loans, we would expect to create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then expect to sell interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in any such securitized pool of loans. We do not presently intend to engage in any specific securitization transaction although we may explore such a transaction to the extent we refinance the Secured Notes issued by GF 2010-1.

Use of Leverage

As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As of September 30, 2011, we had indebtedness, consisting of indebtedness incurred by our wholly owned, consolidated subsidiary GF 2010-1, with a par value of $219.5 million under the Debt Securitization. We consolidate our financial results with those of GF 2010-1 for financial reporting purposes and measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. We expect to continue to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act. We expect that we would incur leverage through either a traditional credit facility or a securitization vehicle, rather than through an issuance of preferred stock.

The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities, to banks, insurance companies and other lenders. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. See “Risk Factors — Risks Relating to our Business and Structure — We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Conflicts of Interest

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the Securities and Exchange Commission, or the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our investment adviser and its affiliates, including persons that control, or are under common control with, us or our investment adviser, are also considered to be our affiliates under the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with, such affiliates without prior approval of our independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside our investment adviser’s, and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of Garrison Investment Group and our investment adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically reviewed by our investment adviser and approved by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, Garrison Investment Group and our investment adviser will need to decide which client will proceed with the investment. Our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our investment adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns” and “Certain Relationships.”

Company Information

Our principal executive offices are located at 1350 Avenue of the Americas, New York, New York 10019, telephone number (212) 372-9500. Our corporate website is located at www.garrisoncapitalbdc.com. Information on our website is not incorporated into or a part of this prospectus.

Risk Factors

Investing in our Company involves a high degree of risk and you could lose all or part of your investment. Certain of these risks are referenced below.

•	We are a new company with a limited operating history.
•	The lack of experience of our investment adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.
•	The issuance of senior securities and other regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional debt or equity capital.
•	We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	We are subject to risks associated with the Debt Securitization.
•	There are significant potential conflicts of interest that could affect our investment returns.
•	We have not yet identified the investments we will acquire using the proceeds of this offering.
•	We are subject to risks associated with middle-market companies.
•	We may expose ourselves to risks if we engage in hedging transactions.

•	Investing in our shares may involve an above average degree of risk and is intended for long-term investors.

See “Risk Factors” beginning on page 18 for more information on these and other risks you should carefully consider before deciding to invest in shares of our common stock.

THE OFFERING

Common Stock Offered by Us
shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. We have granted to the underwriters an over-allotment option to purchase up to additional shares of our common stock to cover over-allotments, if any.
Concurrent Private Placement
Immediately prior to the closing of this offering, we expect to sell shares of common stock to our directors, officers, our investment adviser and the managers of our investment adviser at the initial public offering price of $ per share in a private placement. We will receive the full proceeds of this private placement, and no underwriting discounts or commissions will be paid in respect of these shares. We refer to this private placement as the Concurrent Private Placement.
Common Stock to be Outstanding After this Offering
shares (including shares sold in the Concurrent Private Placement), excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.
Use of Proceeds
We calculate that the net proceeds we receive from the sale of shares of our common stock in this offering and the Concurrent Private Placement will be approximately $ million (or approximately $ million if the underwriters fully exercise their over-allotment option, assuming an initial public offering price of $ per share (the midpoint of the estimated initial public offering price range set forth on the cover of this prospectus), after deducting the underwriting discounts and commissions and estimated offering expenses of $ payable by us. We plan to invest the net proceeds of this offering and the Concurrent Private Placement in accordance with our investment objective and the strategies described in this prospectus and for general corporate purposes, including payment of operating expenses.
We anticipate that substantially all of the net proceeds of this offering and the Concurrent Private Placement will be invested within six to 12 months of the closing of this offering, in accordance with our investment objective and strategies, depending on the availability of appropriate investment opportunities and market conditions. Pending such investments, we intend to invest the remaining net proceeds of this offering and the Concurrent Private Placement primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. These securities may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Proposed NASDAQ Global Select Market symbol
“GARS”
Trading at a Discount
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.
Distributions
We intend to distribute quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.
We expect quarterly distributions to be paid from income generated by interest and dividend income earned on our portfolio although they may also include a return of capital. The specific tax characteristics of our distributions each year will be reported to stockholders after the end of the calendar year. We do not currently intend that our quarterly distributions will include a return of capital.
Our board of directors intends to declare a distribution of approximately $ per share, payable at or near the end of the quarter of 2012. This distribution is contingent upon the completion of this offering during the quarter of 2012. The amount of any such distribution will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Purchasers in this offering will be entitled to receive this distribution. No assurance can be given that we will be able to declare such a dividend or dividends in future periods.
Investment Advisory Agreement
Under an investment advisory agreement with Garrison Capital Advisers, or the Investment Advisory Agreement, we will pay Garrison Capital Advisers a base management fee and an incentive fee for its services.
The base management fee will be calculated at an annual rate of 1.75% of our gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds. Our investment adviser has agreed to waive its base management fee from the date of our election to become a business development company through June 30, 2012. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within 270 days of purchase.
The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. The first component, which is income-based and payable quarterly in arrears, will equal 20% of the amount, if any, that our “Pre-Incentive Fee Net Investment Income”

exceeds a 2.00% quarterly (8.00% annualized) Hurdle Rate (as defined under “Fees and Expenses”) subject to a “catch-up” feature. The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind, or PIK, interest or original issue discount) will be paid to our investment adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.
The second component, which is capital gains-based, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal 20% of our cumulative aggregate realized capital gains from January 1, 2012 through the end of such year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such calendar year, less the aggregate amount of any previously paid capital gains incentive fees. The second component of the incentive fee is not subject to any minimum return to stockholders.
Our investment adviser has also agreed to waive its incentive fee, if any, from the date of our election to become a business development company, through June 30, 2012. With respect to the capital gains-based component of the incentive fee, this waiver applies only to assets sold through June 30, 2012. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee.”
Taxation
We intend to elect to be treated for U.S. federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To obtain RIC status and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions” and “Tax Matters.”
Leverage
As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. We consolidate our financial results with those of GF 2010-1 for financial reporting purposes and measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. As of September 30, 2011, we had indebtedness with a par value of

$219.5 million outstanding under the Debt Securitization. “Risk Factors — Risks Relating to our Business and Structure — We are subject to risks associated with the Debt Securitization” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Debt Securitization.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan for our stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be reinvested automatically in additional shares of our common stock, unless our stockholders specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions. If a stockholder specifically “opts-out” of the dividend reinvestment plan, that stockholder will receive cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Administration Agreement
We have entered into an administration agreement, or the Administration Agreement, with Garrison Capital Administrator under which we will reimburse Garrison Capital Administrator for our allocable portion of overhead and other expenses incurred by Garrison Capital Administrator in performing its obligations, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services, as well as providing us with other administrative services. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any profit to Garrison Capital Administrator. See “The Adviser and the Administrator — Administration Agreement.”
License Arrangements
We have entered into a license agreement with Garrison Investment Group LP, which we refer to as the “License Agreement,” pursuant to which Garrison Investment Group LP has agreed to grant us a non-exclusive license to use the name “Garrison.” See “The Adviser and the Administrator — License Agreement.”
Pre-Conversion Payment
Prior to the pricing of this offering and the BDC Conversion, our investment adviser will be allocated, in the form of shares of Garrison Capital, an amount equal to 10% of the positive difference between our net asset value immediately prior to the pricing of this offering plus any dividends or other distributions made since inception and $160.6 million, which represents the value of capital contributed to us as of December 31, 2010. Because this payment will be made prior to pricing of this offering, it will not dilute the interests in us of investors in this offering or the Concurrent Private Placement. This payment is contingent upon the successful completion of this offering. We refer to this payment as the Pre-Conversion Payment.
Anti-Takeover Provisions
Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holder of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Shares.” In addition, our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to increase the likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Shares.”
Custodian and Transfer Agent
Deutsche Bank Trust Company Americas will serve as our custodian, and American Stock Transfer & Trust Company, LLC will serve as our transfer and dividend paying agent and registrar. See “Custodian, Transfer Agent, Dividend Paying Agent and Registrar.”
Available Information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.
We maintain a website at http://www.garrisoncapitalbdc.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: 1350 Avenue of the Americas, New York, New York 10019, Attention: Investor Relations, or by telephone at (212) 372-9500.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Garrison Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Garrison Capital.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	%(1)
Offering expenses (as a percentage of offering price)	%(2)
Dividend reinvestment plan fees	—	(3)
Total stockholder transaction expenses (as a percentage of offering price)%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	%(4)
Incentive fees payable under Investment Advisory Agreement (20% of Pre-Incentive Fee Net Investment Income and 20% of realized capital gains)	%(5)
Interest payments on borrowed funds	%(6)
Other expenses	%(7)
Total annual expenses	%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

(1)	The underwriting discount and commission with respect to shares sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $ .
(3)	The expenses of the dividend reinvestment plan, which consist primarily of the expenses of American Stock Transfer & Trust Company, LLC, are included in “other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our base management fee under the Investment Advisory Agreement is based on our gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds and is payable quarterly in arrears. Our investment adviser has agreed to waive its base management fee from the date of our election to become a business development company through June 30, 2012. See “The Adviser and the Administrator—Investment Advisory Agreement — Management Fee” and footnote 5 below. The amount reflected in the table above does not give effect to the base management fee waiver. The management fee referenced in the table above is based on $219.5 million of par value of expected outstanding indebtedness immediately after the closing of this offering and the Concurrent Private Placement. The SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. The estimate of our base management fees assumes net assets of $ million and leverage with a par value of $219.5 million, which reflects our net assets and leverage pro forma as of September 30, 2011, after giving effect to this offering and the Concurrent Private Placement.

(5)	The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not.

The first component, which is income-based and payable quarterly in arrears, will equal 20% of the amount, if any, that our “Pre-Incentive Fee Net Investment Income” exceeds a 2.00% quarterly (8.00% annualized) hurdle rate (the “Hurdle Rate”), subject to a “catch-up” provision measured at the end of each calendar quarter. The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 2.00% (8.00% annualized);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.50% in any calendar quarter (10.00% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.50%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.50% in any calendar quarter, our investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) is payable to our investment adviser (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to our investment adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. For the avoidance of doubt, no interest will be paid to Garrison Capital Advisers on amounts accrued and not paid in respect of deferred interest.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

The second component, which is capital gains-based, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and will equal 20% of our cumulative aggregate realized capital gains from January 1, 2012 through the end of such year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. We will accrue the capital gains incentive fee if, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) is positive.

Our investment adviser has also agreed to waive its incentive fee, if any, from the date of our election to become a business development company through June 30, 2012. With respect to the capital gains-based component of the incentive fee, this waiver applies only to assets sold through June 30, 2012. For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee.” The amount reflected in the table is based on amounts that would have been incurred during the three months ended September 30, 2011, annualized for a full year assuming the Investment Advisory Agreement had been in effect during such three-month period and does not give effect to the incentive fee waiver.

(6)	Our stockholders bear directly or indirectly the costs of borrowings under the Debt Securitization and other debt instruments. The borrowing costs included in the table above reflect all of our outstanding indebtedness as of September 30, 2011, which consisted of indebtedness with a par value of $219.5 million under the Debt Securitization, with a weighted average interest rate of 2.96%. The weighted average effective interest rate, including the effects of amortization of original issue discount and deferred debt issuance costs, was 4.23%. Deferred debt issuance costs include structuring and placement fees paid to the initial purchaser of the Secured Notes as well as legal fees, accounting fees, rating agency fees and all other direct and incremental costs associated with the Debt Securitization, which costs are being fully amortized over the life of the Secured Notes. For purposes of the example above, the deferred debt issuance costs are assumed to reoccur annually. We expect to continue to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act.
(7)	Includes estimated overhead expenses, including payments under the Administration Agreement, based on our projected allocable portion of overhead and other expenses incurred by Garrison Capital Administrator in performing its obligations under the Administration Agreement. See “The Adviser and the Administrator — Administration Agreement.” “Other expenses” are based on estimated amounts for the current fiscal year.

The example above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. If the 5% annual return were derived entirely from capital gains, you would pay expenses on a $1,000 investment of $  , $  , $   and $   over periods of one year, three years, five years and ten years, respectively. In addition, the example assumes inclusion of a    % sales load in the first year, offering expenses of approximately $    million and reinvestment of all dividends and other distributions at net asset value. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to our Business and Structure

We are a new company with a limited operating history.

We were organized in November 2010. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We anticipate that it will take us six to 12 months following the date of this prospectus to invest substantially all of the net proceeds of this offering and the Concurrent Private Placement in accordance with our investment objective and strategies, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we intend to invest the remaining net proceeds of this offering and the Concurrent Private Placement in short-term investments, such as cash and cash equivalents. We expect we will earn yields substantially lower than the interest income that we anticipate receiving from investments in the future. As a result, any distributions we make during this period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

The lack of experience of our investment adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by Garrison Investment Group and its affiliates. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly-traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. Neither we nor our investment adviser has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. As a result, we cannot assure you that our investment adviser will be able to operate our business under these constraints. Any failure to do so could subject us to enforcement action by the SEC, cause us to fail to satisfy the requirements associated with RIC status, cause us to fail the 70% test described above or otherwise have a material adverse effect on our business, financial condition or results of operations.

We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to business development companies and possibly lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to dispose of such investments on favorable terms, or at all. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss or otherwise for less than we could have received if we were able to sell them at a later time.

We depend upon key personnel of Garrison Investment Group and its affiliates.

We are an externally managed business development company and therefore we do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of our investment adviser to achieve our investment objective. We expect that our investment adviser will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement.

Our investment adviser is an affiliate of Garrison Investment Group and will, in turn, depend upon access to the investment professionals and other resources of Garrison Investment Group and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. Garrison Capital Advisers will also depend upon Garrison Investment Group to obtain access to deal flow generated by the professionals of Garrison Investment Group. Under the Staffing Agreement, Garrison Investment Group has agreed to provide our investment adviser with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Garrison Investment Group will make available to Garrison Capital Advisers experienced investment professionals and access to the senior investment personnel of Garrison Investment Group for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to the Staffing Agreement and cannot assure you that Garrison Investment Group will fulfill its obligations under the agreement. If Garrison Investment Group fails to perform, we cannot assure you that Garrison Capital Advisers will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Garrison Investment Group and its affiliates or their market knowledge and deal flow. In addition, we cannot assure you that Garrison Investment Group will perform its duties as collateral manager to GF 2010-1.

We depend upon the senior professionals of Garrison Investment Group to maintain relationships with potential sources of lending opportunities, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. We cannot assure you that these individuals will continue to indirectly provide investment advice to us. If these individuals, including the members of our investment committee, do not maintain their existing relationships with Garrison Investment Group, maintain existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of Garrison Investment Group have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

If our investment adviser is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to manage our business and to grow our business. This will depend, in turn, on our investment adviser’s ability to identify, invest in and monitor companies that meet our investment criteria. This, in turn, will depend on the ability of Garrison Investment Group to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon our investment adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. Our investment adviser will have substantial responsibilities under the Investment Advisory Agreement. The personnel of Garrison Investment Group who are made available to our investment adviser under the Staffing Agreement are engaged in other business activities and may be called upon to provide managerial assistance to our portfolio companies, either of which could distract them, divert their time and attention such that they could no longer dedicate a significant portion of their time to our businesses or otherwise slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.

Despite our belief that much of the traditional lending community for middle-market companies have contracted and/or eliminated their origination activities, a number of entities continue to compete with us to make the types of investments that we plan to make in middle-market companies. We compete with public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, as competition for investment opportunities increases, alternative investment vehicles, such as hedge funds, may frequently invest in middle-market companies. As a result of these new entrants, competition for investment opportunities in middle-market companies has intensified, and we expect the trend to continue. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Entrants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We will not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may reduce our net investment income and increase our risk of credit loss.

Current market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world.

From mid-2007 through 2011, the global capital markets experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the syndicated loan market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions globally, led to a general decline in economic conditions. This economic decline has materially and adversely affected the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular. To the extent that we wish to incur indebtedness to fund new investments or to refinance existing indebtedness, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity may cause us to reduce the volume of loans we originate and/or fund below historical levels and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, and results of operations. Any deterioration of current market conditions could materially and adversely affect our business.

We intend to elect to be treated as a RIC. If we are unable to qualify as a RIC, we will be subject to corporate-level income tax.

We intend to elect to be treated as a RIC under the Code. To qualify as a RIC under the Code and obtain RIC tax benefits, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short term capital gains in excess of realized net short term capital losses, if any, to our stockholders on an annual basis. To the extent we use preferred stock or debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under preferred stock or loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax benefits. If we fail to make sufficient distributions, as a result of contractual restrictions or otherwise, we may fail to qualify for such benefits and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we anticipate that most of our investments will be in the debt of relatively illiquid middle-market private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify for RIC tax benefits for any reason and remain or become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Our returns will be reduced by any U.S. corporate income tax that our subsidiaries pay.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test described in the “Tax Matters” section of this prospectus. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test or for other reasons, we may be required to recognize certain income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees. In addition, we may invest in partnerships, including qualified publicly traded partnerships and limited liability companies treated as partnerships for tax purposes, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Non-U.S. stockholders may be adversely affected by a scheduled change in U.S. federal income tax law.

Under a provision applicable for taxable years of RICs beginning before January 1, 2012 (unless the provision is extended by the U.S. Congress), properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). If such provision is not extended, non-U.S. stockholders will be subject to 30% U.S. federal withholding tax on distributions other than actual or deemed distributions of our net capital gains unless reduced under an applicable tax treaty. There can be no assurance that the provision will be extended and we may also choose not to designate some, or all, of the distributions potentially eligible for the exemption.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to obtain RIC tax benefits. Accordingly, we may have to sell some of our investments or the Subordinated Notes at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax benefits and thus be subject to corporate level income tax. See “Tax Matters — Taxation as a RIC.”

Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.

In the future, we expect that we will require a substantial amount of capital in addition to the proceeds of this offering and the Concurrent Private Placement. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a business development company to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this ratio. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. We do not currently anticipate issuing debt securities or preferred stock during the 12 months following our initial public offering.

Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue or sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We also may conduct rights offerings at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing additional common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and our stockholders may experience dilution.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage, including through the issuance of senior securities, magnifies the potential for gain or loss on amounts invested. We have incurred leverage through the Debt Securitization and, from time to time, intend to incur additional leverage to the extent permitted under the 1940 Act. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities, to banks, insurance companies and other lenders. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such holders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments into which we may enter. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses.

If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to our investment adviser.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. As of September 30, 2011 and the date of this prospectus, our asset coverage ratio was below 200% and, as a result, we are prohibited from making further borrowings or issuing senior securities until completion of this offering. Immediately upon completion of this offering and the Concurrent Private Placement (assuming net proceeds to us of $      ), we expect to have leverage of $219.5 million, and an asset coverage ratio of   %. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, the terms governing the Debt Securitization and any indebtedness that we incur in the future could impose financial and operating covenants that restrict our business activities, including limitations that may hinder our ability to finance additional loans and investments or make the distributions required to maintain our status as a RIC under the Code.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)
-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)%	%	%	%	%

(1)	Assumes $392.0 million in total assets, $219.5 million of par value in debt outstanding and $163.8 million in net assets as of September 30, 2011 and an average cost of funds of 4.23%, which was our weighted average effective interest rate for the period ended September 30, 2011, which includes the effects of the amortization of deferred debt issuance costs and amortization of discount.

Based on our outstanding indebtedness with a par value of $219.5 million as of September 30, 2011 and the weighted average interest rate under the Debt Securitization of 2.96% as of that date, our investment portfolio must experience an annual return of at least    % to cover annual interest payments on the Debt Securitization.

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in any such securitized pool of loans. An inability to securitize part of our loan portfolio could limit our ability to grow our business, fully execute our business strategy and increase our earnings. Moreover, the successful securitization of part of our loan portfolio might expose us to losses with respect to the remaining loans in which we do not sell interests because they will tend to be those that are riskier and more apt to generate losses.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We are subject to risks associated with the Debt Securitization.

As a result of the Debt Securitization, we are subject to a variety of risks, including those set forth below.

The Subordinated Notes are subordinated unsecured obligations of GF 2010-1.

We own all of the Subordinated Notes, which are valued at approximately $75.4 million as of September 30, 2011. We consolidate the financial statements of GF 2010-1 in our consolidated financial statements and treat the Secured Notes as leverage.

The Subordinated Notes are the most junior class of securities issued by GF 2010-1. They are subordinated in priority of payment to every other class of notes issued by GF 2010-1 and are subject to certain payment restrictions set forth in the indenture governing the notes issued by GF 2010-1. In addition they generally have only limited voting rights and generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes issued by GF 2010-1. The Subordinated Notes are not guaranteed by another party.

The Subordinated Notes do not bear a stated rate of interest. Therefore, we receive cash distributions on the Subordinated Notes only if GF 2010-1 has made all required cash interest payments on all other notes it has issued. We view the Subordinated Notes as an equity investment in the Debt Securitization and cannot assure you that distributions on the assets held by GF 2010-1 will be sufficient to make any distributions to us or that the yield on the Subordinated Notes will meet our expectations.

The Subordinated Notes are also unsecured and rank behind all of the secured creditors, known or unknown, of GF 2010-1, including the holders of the Secured Notes it has issued. Consequently, to the extent that the value of GF 2010-1’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the Subordinated Notes realized at their redemption could be reduced. Accordingly, the Subordinated Notes may not be paid in full and may be subject to up to 100% loss.

The Subordinated Notes are a highly leveraged investment.

As of September 30, 2011, GF 2010-1 owed $219.5 million under the Secured Notes, and the fair value of the investments held by GF 2010-1 was $279.8 million. The market value of the Subordinated Notes may be significantly affected by a variety of factors, including changes in the market value of the investments held by GF 2010-1, changes in distributions on the investments held by GF 2010-1, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and other risks associated with those investments. The Subordinated Notes may not be paid in full and may be subject to up to 100% loss. The leveraged nature of the Subordinated Notes may magnify the adverse impact on the Subordinated Notes of changes in the market value of the investments held by GF 2010-1, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments. We must be prepared to hold the Subordinated Notes for an indefinite period of time or until their stated maturity.

The interests of investors in certain of the Secured Notes may not be aligned with our interests, and we may have no control over remedies.

The Secured Notes are the debt obligations ranking senior in right of payment to other securities issued by GF 2010-1 in the Debt Securitization and were issued in different classes. As a result, there are circumstances in which the interests of investors in a class of notes may not be aligned with the interests of holders of the other classes of notes issued by GF 2010-1. For example, under the terms of the Class A Notes, investors in the Class A Notes have the right to receive payments of principal and interest prior to investors in all other classes of notes.

As the holder of the Subordinated Notes, we are generally not entitled to exercise remedies under the indenture governing the notes issued by GF 2010-1. For as long as the Class A Notes remain outstanding, investors in the Class A Notes comprise the most senior class of notes of GF 2010-1 then outstanding, or the Controlling Class, under the Debt Securitization. These investors have the right to act in certain circumstances with respect to the portfolio loans in ways that may benefit their interests but not in our interests or the interests of other investors in more junior classes of notes, including by exercising remedies, waiving events of default or rescinding declaration of acceleration of the notes under the indenture governing the notes issued by GF 2010-1. Upon repayment of the Class A Notes, investors in the Class B Notes will become the Controlling Class. At such time, they will have the right to act in certain circumstances with respect to the portfolio loans in ways that may benefit their interests but not the interests of holders of more junior classes of notes, including by exercising remedies, waiving events of default or rescinding declaration of acceleration of the notes under the indenture governing the notes issued by GF 2010-1. Upon repayment of the Class A Notes and the Class B Notes, the Class C Notes will become the Controlling Class. At such time, they will have the right to act in certain circumstances with respect to the portfolio loans in ways that may benefit their interests but not the interests of holders of more junior classes of notes, including by exercising remedies, waiving events of default or rescinding declaration of acceleration of the notes under the indenture governing the notes issued by GF 2010-1. The Controlling Class has no obligation to consider any possible adverse effect on any other class of notes. For example, upon the occurrence of an event of default with respect to the notes issued by GF 2010-1, the trustee, which is currently Deutsche Bank Trust Company Americas, or holders of a supermajority of the Controlling Class may declare the principal, together with any accrued interest, of all the notes of such class and any junior classes to be immediately due and payable. This would have the effect of accelerating the principal on such notes and triggering a repayment obligation on the part of GF 2010-1. GF 2010-1 may not have sufficient proceeds available to enable the trustee under the indenture to repay the obligations of holders of the Subordinated Notes.

We cannot assure you that any remedies pursued by the Controlling Class will be in our best interests or that we will indirectly receive any payments or distributions upon an acceleration of the notes. Any failure of GF 2010-1 to make distributions on the notes we indirectly hold, whether as a result of an event of default or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result our inability to make distributions sufficient to allow our qualification as a RIC.

GF 2010-1 may fail to meet certain asset coverage tests, which would have an adverse effect on the time of payments to us.

Under the documents governing the Debt Securitization, there are two coverage tests applicable to the Secured Notes. The first such test compares the amount of interest received on the portfolio loans held by GF 2010-1 to the amount of interest payable in respect of the Secured Notes. To meet this first test, the aggregate amount of interest received on the portfolio loans must equal at least 120% of the interest payable in respect of the Class A Notes, 110% of the interest payable on the Class A Notes and the Class B Notes, taken together, and 105% of the interest payable on the Secured Notes, taken together. The second such test compares the aggregate principal amount of the portfolio loans to the aggregate outstanding principal amount of the Secured Notes. To meet this second test at any time, the aggregate principal amount of the portfolio loans must equal at least 147.5% of the aggregate outstanding principal amount of the Class A Notes, 141.1% of the aggregate outstanding principal amount of the Class A Notes and the Class B Notes, taken together, and 130.0% of the aggregate outstanding principal amount of the Secured Notes, taken together. If the coverage tests are not satisfied on any date on which compliance is measured, GF 2010-1 is required to apply available amounts to the repayment of principal of the Class A Notes, then the Class B Notes and then the Class C Notes to the extent necessary to satisfy the applicable coverage tests.

Restructurings of investments held by GF 2010-1 may decrease their value and reduce amounts payable on the Subordinated Notes.

Garrison Investment Group, as collateral manager, on behalf of GF 2010-1, has broad authority to direct and supervise the investment and reinvestment of the investments held by GF 2010-1, which may include the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the collateral management agreement. During periods of economic uncertainty and recession, the incidence of amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings will change the terms of the investments and in some cases may result in GF 2010-1 holding assets not meeting its criteria for investments. This could adversely impact the coverage tests under the indenture governing the notes issued by GF 2010-1. Any amendment, waiver, modification or other restructuring that reduces GF 2010-1’s compliance with certain financial tests will make it more likely that GF 2010-1 will need to utilize cash to pay down the unpaid principal amount of the Secured Notes to cure any breach in such test instead of making payments on the Subordinated Notes. Any such use of cash would reduce distributions available and delay the timing of payments to us.

We cannot assure you that any particular restructuring strategy pursued by Garrison Investment Group or any successor collateral manager will maximize the value of or recovery on any investment. Any restructuring can fundamentally alter the nature of the related investment, and restructurings are not subject to the same underwriting standards that are employed in connection with the origination or acquisition of investments. Any restructuring could alter, reduce or delay the payment of interest or principal on any investment, which could delay the timing and reduce the amount of payments made to us. Restructurings of investments might also result in extensions of the term thereof, which could delay the timing of payments made to us.

We may not receive cash from GF 2010-1.

We receive cash from GF 2010-1 only to the extent that we receive payments on the Subordinated Notes. GF 2010-1 may make payments on the Subordinated Notes only to the extent permitted by the payment priority provisions of the indenture governing the notes issued by GF 2010-1. This indenture generally provides that principal payments on the Subordinated Notes may not be made on any payment date unless all amounts owing under the Secured Notes are paid in full. In addition, if GF 2010-1 does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the Debt Securitization, cash would be diverted from the Subordinated Notes to first pay the Secured Notes in amounts sufficient to cause such tests to be satisfied. In the event that we fail to receive cash from GF 2010-1, we could be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. We also could be forced to sell investments in portfolio companies or the Subordinated Notes at less than their fair value in order to continue making such distributions.

GF 2010-1 depends on the managerial expertise available to the collateral manager and its key personnel.

GF 2010-1 activities are directed by Garrison Investment Group or any successor collateral manager. In our capacity as holder of the Subordinated Notes, we are generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs of GF 2010-1. Consequently, the success of GF 2010-1 will depend, in large part, on the financial and managerial expertise of the collateral manager’s investment professionals. Subject to certain exceptions, any change in the investment professionals of the collateral manager will not present grounds for termination of the collateral management agreement. In addition, such investment professionals will not devote all of their professional time to the affairs of GF 2010-1.

GF 2010-1 may issue additional Subordinated Notes.

Under the terms of the Debt Securitization, GF 2010-1 could issue additional Subordinated Notes and use the net proceeds to purchase additional portfolio loans. Any additional issuance would require the consent of Garrison Investment Group or any successor collateral manager and the approval of a majority of the Subordinated Notes. A number of other conditions must be satisfied in connection with an additional issuance of Subordinated Notes, including that the aggregate principal amount of all additional issuances of Subordinated Notes may not exceed $80.5 million; GF 2010-1 must provide advance notice to each rating agency of such issuance; and the terms of the notes to be issued must be identical to the terms of previously issued Subordinated Notes (except that all monies due on such additional Subordinated Notes will accrue from the issue date of such notes and that the prices of such Subordinated Notes do not have to be identical to those of the initial Subordinated Notes). We do not expect to issue additional Subordinated Notes.

The ability to sell investments held by GF 2010-1 is limited.

The indenture governing the notes issued by GF 2010-1 places significant restrictions on the collateral manager’s ability to sell investments. For example, investments may not be acquired or disposed of if the primary purpose is to recognize gains or decrease losses resulting from market value changes. As a result, there may be times or circumstances during which the collateral manager is unable to sell investments or take other actions that might be in our best interests.

Our ability to transfer the Subordinated Notes is limited.

The Subordinated Notes are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for the Subordinated Notes. There is no market for the Subordinated Notes, and we may not be able to sell or otherwise transfer the Subordinated Notes at their fair value, or at all, in the event that we determine to sell them. Since 2007, notes issued in securitization transactions have experienced historically high volatility and significant fluctuations in market value. Additionally, some potential buyers of such notes now view securitization products as an inappropriate investment, thereby reducing the number of potential buyers and/or potentially affecting liquidity in the secondary market.

The Subordinated Notes are not registered under the Securities Act or any state securities laws, and GF 2010-1 has no plans, and is under no obligation, to register the Subordinated Notes under the Securities Act. The Subordinated Notes are subject to certain transfer restrictions and can only be transferred to certain specified transferees. GF 2010-1 may, in the future, impose additional transfer restrictions to comply with changes in applicable law. Restrictions on the transfer of the Subordinated Notes may further limit their liquidity. In addition, no Subordinated Note (or interests in such notes) may be acquired or owned by any person that is classified for U.S. federal income tax purposes as a disregarded entity (unless the beneficial owner of such person is a corporation that is not a subchapter S corporation or otherwise taxable as a corporation), partnership, subchapter S corporation or grantor trust unless such person obtains a legal opinion to the effect that such acquisition or ownership will not cause GF 2010-1 to be treated as a publicly traded partnership taxable as a corporation.

GF 2010-1 is subject to various conflicts of interest involving Deutsche Bank Trust Company Americas.

Deutsche Bank Trust Company Americas is the trustee and collateral agent with respect to the notes issued by GF 2010-1. Various potential and actual conflicts of interest may arise as a result of the investment banking, commercial banking, asset management, financing and financial advisory services and products provided by affiliates of Deutsche Bank Trust Company Americas (collectively, the “Deutsche Bank Companies”) to us and GF 2010-1. When acting as administrative agent, collateral agent or in other service capacities with respect to investments held by GF 2010-1, the Deutsche Bank Companies are entitled to fees and expenses senior in priority to payments to the notes issued by GF 2010-1. In addition, Deutsche Bank Companies may act as trustee for other classes of securities issued by one of our portfolio companies or make or administer loans to such portfolio companies and would owe fiduciary duties to the holders of such other classes of securities, which classes of securities may have differing interests from us, and may take actions that are adverse to us, including restructuring a loan, exercising remedies under a loan, foreclosing on collateral, requiring additional collateral, charging significant fees or placing the obligor in bankruptcy. The Deutsche Bank Companies might act as a counterparty under swaps and any other derivative agreements for transactions involving issuers of investments held by GF 2010-1 and could take actions adverse to the interests of GF 2010-1, including demanding collateralization of its exposure under such agreements (if provided for thereunder) or terminating such swaps or agreements in accordance with the terms thereof. As a result of all such transactions or arrangements between the Deutsche Bank Companies and issuers of investments held by GF 2010-1 or their respective affiliates, the Deutsche Bank Companies may have interests that are contrary to the interests of GF 2010-1’s and the holders of the Secured Notes and the Subordinated Notes.

Since we are using debt to finance our investments under the Debt Securitization, and we may use additional debt financing subsequent to this offering, changes in interest rates may affect our cost of capital and net investment income.

Since we are using debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee Hurdle Rate and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to Pre-Incentive Fee Net Investment Income.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms, or at all.

We will need additional capital to fund growth in our investment portfolio once we have fully invested the proceeds of this offering. We may issue debt or equity securities or borrow from financial institutions in order to obtain this additional capital. A reduction in the availability of new capital could limit our ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund new investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

We may not replicate the historical results achieved by other entities managed or sponsored by members of our investment committee or by Garrison Investment Group or its affiliates.

Our primary focus in making investments generally differs from that of existing investment funds, accounts or other investment vehicles that are or have been managed by members of our investment committee or sponsored by Garrison Investment Group or its affiliates. In addition, investors in our common stock are not acquiring an interest in any such investment funds, accounts or other investment vehicles that are or have been managed by members of our investment committee or sponsored by Garrison Investment Group or its affiliates. While we may consider co-investing in portfolio investments with other investment funds, accounts or investment vehicles managed by members of the investment committee or sponsored by Garrison Investment Group or its affiliates, our ability to make such investments will be subject to limitations under the 1940 Act, including potentially the prior approval of our independent directors and, in some cases, SEC exemptive relief. We can offer no assurance, however, that we will obtain such approvals or exemptive relief or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

There are significant potential conflicts of interest that could affect our investment returns.

As a result of our arrangements with Garrison Investment Group and our investment committee, there may be times when Garrison Investment Group or such persons have interests that differ from those of our stockholders, giving rise to a conflict of interest.

There may be conflicts related to obligations our investment committee, our investment adviser or its affiliates have to other clients.

The members of our investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by our investment adviser or its affiliates, including roles related to the management of GF 2010-1. Similarly, our investment adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, the members of our investment committee have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by our investment adviser and its affiliates. Our investment objective may overlap with the investment objectives of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by or affiliated with our investment adviser. Our investment adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient loan amounts were available. However, there can be no assurance that we will be able to participate in all suitable investment opportunities. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our investment adviser’s allocation policy provides for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

GF 2010-1 is subject to various conflicts of interest involving Garrison Investment Group.

In addition, we cannot assure you that the interests of Garrison Investment Group in its role as collateral manager to GF 2010-1 will not conflict with its interests as a counterparty under the Staffing Agreement (and indirectly your interests as a stockholder), or that any such conflicts would be resolved in the manner that is most favorable to our stockholders. Any such conflict that is not resolved in our favor could decrease the fair value of the Subordinated Notes, cause us to fail to meet certain requirements under the 1940 Act or otherwise have a material adverse effect on our business, financial condition and results of operations.

Our investment committee, our investment adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Principals of our investment adviser and its affiliates and members of our investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. If we obtain material nonpublic information with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for our investment adviser that are not fully aligned with the interests of our stockholders and may induce our investment adviser to make speculative investments.

In the course of our investing activities, we will pay management and incentive fees to our investment adviser. The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The management fee is based on our gross assets excluding cash and cash equivalents. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because the management fee is based on our gross assets, our investment adviser will benefit when we incur debt or use leverage. The use of leverage will increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering.

Additionally, under the incentive fee structure, our investment adviser may benefit when capital gains are recognized and, because our investment adviser determines when a holding is sold, our investment adviser controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how our investment adviser addresses these and other conflicts of interest associated with its management services and compensation. While they are not expected to review or approve each investment or realization, our independent directors will periodically review our investment adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether such fees and our expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our investment adviser or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

Unlike that portion of the incentive fee based on income, there is no Hurdle Rate applicable to the incentive fee based on net capital gains. As a result, our investment adviser may seek to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

Many of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith as described elsewhere in this prospectus. In connection with that determination, investment professionals from our investment adviser will provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors, including Messrs. Tansey and Stuart, have an indirect pecuniary interest in our investment adviser. The participation of our investment adviser’s investment professionals in our valuation process, and the indirect pecuniary interest in our investment adviser by certain members of our board of directors, could result in a conflict of interest as the management fee paid to our investment adviser is based, in part, on our gross assets.

Conflicts related to other arrangements with our investment adviser or its affiliates.

We have entered into a license agreement with Garrison Investment Group under which Garrison Investment Group has agreed to grant us a non-exclusive, royalty-free license to use the name “Garrison”. See “The Adviser and the Administrator — License Agreement.” In addition, we will pay to Garrison Capital Administrator our allocable portion of overhead and other expenses incurred by Garrison Capital Administrator in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This will create conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement with Garrison Capital Advisers, the Administration Agreement with Garrison Capital Administrator and the collateral management agreement between GF 2010-1 and Garrison Investment Group were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement, the Administration Agreement and the collateral management agreement were negotiated between related parties. Consequently, their terms, including fees payable to our investment adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with our investment adviser, our administrator, the collateral manager and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our investment adviser and its affiliates, including persons that control, or are under common control with, us or our investment adviser, are also considered to be our affiliates under the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with such affiliates without prior approval of our independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside our investment adviser’s, and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of Garrison Investment Group and our investment adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically reviewed by our investment adviser and approved by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, Garrison Investment Group and our investment adviser will need to decide which client will proceed with the investment. Our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our investment adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We will be exposed to risks associated with changes in interest rates.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the market value of our common stock.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. As a result, there will be uncertainty as to the value of our portfolio investments.

Many of our portfolio investments will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies,” most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurement. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments requires significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of one or more independent service providers to review the valuation of these securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, the determination of fair value and thus the amount of unrealized losses we may incur in any year, is, to a degree, subjective, in that it is based on unobservable inputs and certain assumptions. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our consolidated statement of operations as net change in unrealized appreciation or depreciation.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Substantially all of these investments will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors under our valuation policy and process. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;
•	the enterprise value of the portfolio company;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments and its earnings;
•	the markets in which the portfolio company does business; and
•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We have not yet identified the investments we will acquire using the proceeds of this offering.

While we currently hold a portfolio of investments directly and through GF 2010-1, we have not yet identified additional potential investments for our portfolio that we will acquire with the proceeds of this offering and the Concurrent Private Placement. Privately negotiated investments in illiquid securities or loans to private middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. As a result, you will be unable to evaluate any future investments prior to purchasing our shares of common stock. Additionally, our investment adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

During this period, we will invest these amounts in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments in first lien, second lien, unitranche and mezzanine loans and equity securities. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. We are also subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure proceedings and other trade practices. If these laws, regulations or decisions change, or if we expand our business into additional jurisdictions, we may have to incur significant expenses in order to comply or we might have to restrict our operations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In particular, on July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became law. The scope of the Dodd-Frank Act impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several years. The effects of the Dodd-Frank Act on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. We have begun to assess the potential impact of the Dodd-Frank Act on our business and operations, but the likely impact cannot be ascertained with any degree of certainty. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We may be subject to liabilities associated with the liquidation of Garrison Capital CLO Ltd.

Prior to the date of this prospectus, we held our interest in GF 2010-1 through a wholly-owned subsidiary, Garrison Capital CLO Ltd., an entity organized under the laws of the Cayman Islands. Prior to the date of this prospectus, we intend to cause Garrison Capital CLO Ltd. to liquidate and distribute all of its assets, including the Subordinated Notes, to us. As a result of such liquidation and distribution, we may be liable for liabilities of Garrison Capital CLO Ltd., including tax liabilities.

We may expose ourselves to risks if we engage in hedging transactions.

We may engage in currency or interest rate hedging transactions. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions, including the risk of counterparty default. In this regard, we may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for us to realize a gain on a net basis if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates or counterparty default may result in poorer overall investment performance than if we had not engaged in any hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge position and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects of any such changes may adversely affect our business and impact our ability to make distributions.

Risks Related to our Investments

Our investments may be risky, and you could lose all or part of your investment.

We intend to invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans and (5), to a lesser extent, selected equity co-investments in middle-market companies.

Secured Loans.  When we extend first lien senior secured, second lien senior secured and unitranche loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in the case of first lien loans, our lien may be subordinated to claims of other creditors and, in the case of second lien loans, our lien will be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans.  Our mezzanine investments will generally be subordinated to senior loans and will generally be unsecured. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income as described above under “We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.” Since we will not receive any substantial repayments of principal prior to the maturity of our mezzanine debt investments, such investments are riskier than amortizing loans.

Equity Investments.  We expect to make selected equity investments. In addition, when we invest in first lien, second lien, unitranche or mezzanine loans, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We are subject to risks associated with middle-market companies.

Investing in middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	generally little public information exists about these companies, and we are required to rely on our investment adviser to obtain adequate information to evaluate the potential returns from investing in these companies;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and the requirements under the documents governing the Debt Securitization, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and the requirements of the documents governing the Debt Securitization, we do not have fixed guidelines for diversification. As a result, the aggregate returns we realize may be significantly and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of our investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until a plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial, eroding the value of any recovery by holders of other securities of the bankrupt entity.

Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we may have structured our investment as senior debt.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loan and increase our costs, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and otherwise harm our operating results.

The U.S. economy and that of most other countries have recently been in a recessionary period. Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from making new investments, increase credit losses and harm our operating results, which could have an adverse effect on our results of operations.

We may be subject to risks associated with syndicated loans.

As of the date of this prospectus, our investments consist primarily of syndicated loans. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases, we do not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. For example, in many cases, the investments held by GF 2010-1 represent less than the amount of associated indebtedness sufficient to compel such actions or represent subordinated debt which is precluded from acting and, consequently, GF 2010-1 would only be able to direct such actions if instructions from GF 2010-1 were made in conjunction with other holders of associated indebtedness that together with GF 2010-1 compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than GF 2010-1 desire to take certain actions, such actions may be taken even if GF 2010-1 did not support such actions. Furthermore, if an investment is subordinated to one or more senior loans made to the applicable obligor, the ability of GF 2010-1 to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Accordingly, we may be precluded from directing such actions unless we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value of our investment.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

We may not realize gains from our equity investments.

When we invest in mezzanine loans or senior secured loans, we may also invest in the equity securities of the borrower or acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not realize gains from our equity interests, and any gains that we do realize on the disposition of such equity interests may not be sufficient to offset any other losses we experience.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio, and our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We will have the discretion to make any follow-on investments, subject to the availability of capital resources, the limitations of the 1940 Act and the requirements associated with our status as a RIC. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our exposure to the portfolio company, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Because we will generally not hold controlling equity interests in our portfolio companies, we will not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently anticipate taking controlling equity positions in our portfolio companies. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and we may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We generally intend to invest a portion of our capital in first lien, second lien and unitranche loans and, to a lesser extent, mezzanine loans and equity securities of U.S. middle-market companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have sufficient assets to use for repaying its obligation to us in full, or at all. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us.

In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in the assets of such companies. Liens on such portfolio companies’ assets, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

Our investment adviser’s liability will be limited under the Investment Advisory Agreement, and we have agreed to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our investment adviser will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow our investment adviser’s advice or recommendations. Our investment adviser maintains a contractual, as opposed to a fiduciary, relationship with us. Under the terms of the Investment Advisory Agreement, our investment adviser, its officers, members, personnel, any person controlling or controlled by our investment adviser will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our investment adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify our investment adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment

Advisory Agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Our investment adviser may be paid incentive compensation even if we incur a net loss, and we cannot recover any portion of the incentive fee previously paid.

Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of our Pre-Incentive Fee Net Investment Income, subject to the Hurdle Rate and a catch-up provision. Our Pre-Incentive Fee Net Investment Income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if we incur a net loss. In addition, if we pay the capital gains portion of the incentive fee and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

We may not apply or be approved for an SBIC license.

Following completion of this offering, an affiliate of Garrison Investment Group may apply for a license to form an SBIC. If such an application is made and approved and the SBA so permits, we anticipate that the SBIC license would be transferred to a wholly-owned subsidiary of ours that would be formed just prior to such transfer. Following such transfer, we anticipate that the SBIC subsidiary would be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. We cannot assure you that Garrison Investment Group will make an application for an SBIC license, be successful in receiving an SBIC license from the SBA or that the SBA will permit such license to be transferred to us. If we do receive an SBIC license, there is no minimum amount of SBA-guaranteed debentures that must be allocated to us.

Our portfolio companies may prepay loans, which prepayment may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio generally are prepayable at any time, most of them at no premium to par. It is not clear at this time when each loan may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid may reduce the achievable yield for us if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on our business, financial condition and results of operations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock and the rights of our common stockholders.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Our board of directors will adopt a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our directors who are not “interested persons.” If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. In addition, if we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock.

Our investment adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Garrison Capital Administrator can resign from its role as our Administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Garrison Capital Administrator has the right to resign under the Administration Agreement, whether we have found a replacement or not. If Garrison Capital Administrator resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by Garrison Capital Administrator. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our operations may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Investments in securities of foreign companies, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

We may make investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

In addition, any investments that we make that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or, that if we do, such strategies will be effective.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, beginning with our fiscal year ending December 31, 2012, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and related rules and regulations of the SEC. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting.

As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

Risks Relating to this Offering

We cannot assure you that we will be able to deploy the proceeds of our initial public offering and the Concurrent Private Placement within the timeframe we have contemplated.

We anticipate that approximately $      million of the net proceeds of our initial public offering (after expenses of the offering of approximately $      million) and the Concurrent Private Placement will be invested in portfolio companies in accordance with our investment objective and the strategies described in this prospectus within six to 12 months of the closing of this offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy those proceeds successfully in that timeframe. To the extent we are unable to invest those proceeds within our contemplated timeframe after the completion of our initial public offering, our investment income and, in turn, our results of operations, will likely be materially adversely affected. Delays in investing the proceeds of this offering may cause us to underperform other investment vehicles pursuing similar strategies.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Finally, if more stockholders opt to receive cash dividends and other distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

Investing in our shares may involve an above average degree of risk and is intended for long-term investors.

The investments we make in accordance with our investment objective and strategies may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance. In addition, our common stock is intended for long-term investors and should not be treated as a trading vehicle. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of this offering.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;
•	any loss of RIC status;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	the inability of our investment adviser to employ additional experienced investment professionals or the departure of any of the investment adviser’s key personnel, including Messrs. Stuart and Tansey;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering. Accordingly, we may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of closed-end investment companies, including business development companies, offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including business development companies, frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investors in this offering will suffer immediate dilution upon the closing of this offering.

After giving effect to the underwriting discount for this offering of $    per share and offering and organizational expenses of $    per share, upon the completion of this offering, taking into account the         shares to be issued in the Concurrent Private Placement, our net asset value per share is estimated to be approximately $    per share, compared to a price of $    per share in this offering. Accordingly, investors purchasing shares in this offering will pay a price per share of common stock that exceeds the estimated net asset value per share of common stock after this offering by $    and will bear the costs of the underwriting discount and, indirectly, other offering and organizational expenses.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon completion of this offering and the Concurrent Private Placement, we will have         shares of common stock outstanding (or        shares of common stock if the underwriters’ over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;
•	our business prospects and the prospects of our prospective portfolio companies;
•	the impact of investments that we expect to make;
•	the impact of increased competition;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our prospective portfolio companies to achieve their objectives;
•	the relative and absolute performance of our investment adviser;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our prospective portfolio companies; and
•	the impact of future acquisitions and divestitures.

We use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

The “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with this offering or any periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of shares of our common stock in this offering will be approximately $     million (or approximately $     million if the underwriters fully exercise their over-allotment option). This assumes, in each case, an initial public offering price of $     per share (the midpoint of the estimated initial public offering price range set forth on the cover of this prospectus), after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $     payable by us. The amount of net proceeds may be more or less than the amount described in this prospectus depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering, both of which will be determined at pricing. We may change the size of this offering based on demand and market conditions.

Separately, immediately prior to the closing of this offering, we expect to sell     shares of common stock to our directors and officers, our investment adviser and the managers of our investment adviser at the initial public offering price of $     per share in the Concurrent Private Placement. We will receive the full proceeds of this Concurrent Private Placement, and no underwriting discounts or commissions will be paid in respect of these shares.

We plan to invest the net proceeds of this offering and the Concurrent Private Placement in accordance with our investment objective and strategies described in this prospectus and for general corporate purposes, including payment of operating expenses. We anticipate that substantially all of the net proceeds of this offering and the Concurrent Private Placement will be invested within six to 12 months of the closing of this offering, in accordance with our investment objective and strategies, depending on the availability of appropriate investment opportunities and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending these investments, we intend to invest the remaining net proceeds of this offering and the Concurrent Private Placement primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. These securities may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

We intend to make quarterly distributions to our stockholders. The timing and amount of our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. We expect quarterly distributions to be paid from income generated by interest and dividend income earned on our portfolio although they may also include a return of capital. The specific tax characteristics of our distributions each year will be reported to stockholders after the end of the calendar year. We do not currently intend that our quarterly distributions will include a return of capital.

Our board of directors intends to declare a distribution of approximately $     per share, payable at or near the end of the     calendar quarter of 2012. This distribution is contingent upon the completion of this offering during the     calendar quarter of 2012. The amount of any such distribution will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Purchasers in this offering will be entitled to receive this distribution. We anticipate that this distribution will be paid from income primarily generated by interest and dividend income earned on our investment portfolio.

We intend to elect to be treated as a RIC under Subchapter M of the Code for our fiscal year ending December 31, 2012 and intend to qualify annually thereafter. To obtain RIC tax benefits, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years on which we paid no U.S. federal income tax.

In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Tax Matters.”

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth:

•	the actual capitalization of Garrison Capital LLC on a consolidated basis as of September 30, 2011;
•	the pro forma capitalization of Garrison Capital Inc. on a consolidated basis giving effect to the Pre-Conversion Payment and the conversion of all outstanding units in Garrison Capital LLC into shares of common stock of Garrison Capital Inc. in connection with the BDC Conversion; and
•	the pro forma capitalization of Garrison Capital Inc. on a consolidated basis as adjusted to reflect the sale of shares of our common stock in this offering at an assumed public offering price of $ per share (the estimated initial public offering price set forth on the cover page of this prospectus) after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $ million payable by us and the sale of shares in the Concurrent Private Placement at the same assumed offering price per share.

	As of September 30, 2011
	Garrison Capital LLC	Garrison Capital Inc.
	Actual	Pro Forma(1)		Pro Forma as Adjusted(2)
	(Unaudited)
	(dollars in thousands except per unit and per share data)
Assets:
Cash and cash equivalents	$33,972	$		$
Cash and cash equivalents, securitization accounts	19,232
Due from counterparties	124
Investments at fair value	333,275
Other assets	5,363
Total assets	$391,966	$		$
Liabilities:
Secured Notes	$218,434	$		$
Other liabilities	9,752
Unitholders’ Equity:
Total members’ capital(3)	$163,780		—		—
Members’ capital per unit	$15.30		—		—
Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 0 shares issued and outstanding, actual; shares issued and outstanding, pro forma; and shares issued and outstanding, pro forma as adjusted	—	$		$
Capital in excess of par	—
Total stockholders’ equity	—
Pro forma net asset value per share	—

(1)	Reflects the Pre-Conversion Payment and the conversion of outstanding units in Garrison Capital LLC into shares of common stock of Garrison Capital Inc. in connection with the BDC Conversion, on , 2012, at an estimated price of $ per share.
(2)	Adjusts the pro forma information to give effect to this offering and the Concurrent Private Placement and the application of the proceeds therefrom, as described under “Use of Proceeds.”
(3)	As of September 30, 2011, there were 10,707,221 units outstanding.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net asset value per share after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

As of September 30, 2011, we had 10,707,221 limited liability company interests outstanding, and our net asset value was $163.8 million, or approximately $     per share of common stock (giving pro forma effect to the Pre-Conversion Payment and the BDC Conversion). The effective cash contribution of our investment adviser for the shares it received in connection with the Pre-Conversion Payment was $   per share. After giving effect to the sale of the shares to be sold in this offering and the deduction of discounts and estimated expenses of this offering and the Concurrent Private Placement, our pro forma net asset value would have been approximately $     million, or $     per share, representing an immediate decrease in net asset value of $     per share, or     %, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$
Net asset value upon completion of the Pre-Conversion Payment and BDC Conversion	$
Increase in net asset value attributable to this offering and the Concurrent Private Placement	$
Pro forma net asset value after this offering and the Concurrent Private Placement	$
Dilution to new stockholders (without exercise of the over-allotment option)	$

The following table sets forth information with respect to the shares prior to and following this offering and the Concurrent Private Placement (without exercise of the underwriters’ over-allotment option):

	Shares Purchased		Total Consideration		Average Price Per Share
	Number	%	Amount	%
Shares outstanding upon completion of the Pre-Conversion Payment and the BDC Conversion		%		%
Shares to be sold in this offering		%		%
Shares to be sold in the Concurrent Private Placement		%		%
Total		100.0%		100.0%

The pro forma net asset value upon completion of this offering and the Concurrent Private Placement is calculated as follows:

Numerator:
Net asset value upon completion of the Pre-Conversion Payment and BDC Conversion	$
Assumed proceeds from this offering and the Concurrent Private Placement (after deduction of underwriting discounts and commissions and offering expenses payable by us)	$
Net Asset value upon completion of this offering and the Concurrent Private Placement	$
Denominator:
Shares outstanding upon completion of the Pre-Conversion Payment and the BDC Conversion
Shares included in this offering and the Concurrent Private Placement

SELECTED FINANCIAL AND OTHER INFORMATION

The selected financial and other information below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto. Financial information at December 31, 2010 and for the period from December 17, 2010 (commencement of operations) to December 31, 2010 has been derived from our financial statements that were audited by Ernst & Young LLP, an independent registered public accounting firm. Our consolidated financial statements for the nine-month period ended September 30, 2011 are unaudited.

	Nine months ended September 30, 2011 (unaudited)	Period from December 17, 2010 (commencement of operations) through December 31, 2010
	(dollars in thousands)
Income statement data:
Net investment income (loss)	$11,524	$(375)
Total expenses	8,442	375
Other data:
Weighted average yield(1)	8.95%	7.32%
Number of portfolio companies at period end	76	74

	At September 30, 2011 (unaudited)	At December 31, 2010
	(dollars in thousands except per unit data)
Balance sheet data:
Investments, fair value	$333,275	$283,828
Cash and cash equivalents	33,972	80,000
Cash and cash equivalents, securitization accounts	19,232	21,354
Total assets	391,966	392,332
Members’ capital	163,780	160,233
Per unit data:
Member’s capital per unit(2)	$15.30	$14.96

(1)	In this prospectus, we define weighted average yield to be calculated based upon interest and other payments received on our debt investments, including amortization of original issue discount, if any, for the period indicated and market discount amortized to maturity.
(2)	Based on 10,707,221 units of Garrison Capital LLC outstanding as of September 30, 2011 and December 31, 2010. Each of the outstanding units of Garrison Capital LLC will be converted into share of common stock of Garrison Capital Inc. in connection with the BDC Conversion, which is expected to be completed immediately prior to the closing of this offering.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with “Selected Financial and Other Information” and the financial statements and the related notes thereto appearing elsewhere in this prospectus. For the three and nine months ended September 30, 2011, the discussion and analysis contained in this section refers to the financial condition, results of operations and cash flows of Garrison Capital LLC. The information in this section contains forward-looking statements that involve risks and uncertainties. Prior to the completion of this offering, Garrison Capital LLC will convert into Garrison Capital Inc. and file an election to be treated as a business development company under the 1940 Act. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are a newly-organized, externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code.

Our investment objective is to generate current income and capital appreciation by making investments generally in the range of $10 million to $25 million primarily in debt securities of U.S. based middle-market companies. Our goal is to generate attractive risk-adjusted returns by assembling a broad portfolio of investments.

We intend to invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans and (5) to a lesser extent, selected equity co-investments in middle-market companies.

We believe that the middle market offers attractive risk-adjusted returns for debt investors. Historically, we believe there has been a persistent scarcity of available capital relative to demand, which, from a lender’s perspective, has generally resulted in more favorable transaction structures, including enhanced covenant protection and increased pricing relative to larger companies. We further believe that the turmoil in the markets has exacerbated this scarcity of capital, as many traditional lenders to middle-market companies have exited the business or focused their attention on larger borrowers. In addition, middle-market companies traditionally have exhibited lower default rates and improved recoveries compared to larger borrowers and typically offer greater access to key senior managers, which we believe further enhances the attractiveness of lending to this market segment and facilitates due diligence investigations and regular monitoring.

As of September 30, 2011, we held investments in 76 portfolio companies with a fair value of $333.3 million, including investments in 73 portfolio companies held indirectly through GF 2010-1. The investments held by GF 2010-1 as of September 30, 2011 consisted of syndicated secured loans fair valued at $279.8 million and related indebtedness with a par value of $219.5 million. As of that date, the loans held by GF 2010-1 (held at fair value), together with cash and other assets held by GF 2010-1, equaled approximately $303.3 million. As of September 30, 2011, our portfolio had an average investment size of approximately $4.0 million, a weighted average yield of 8.95% and a weighted average maturity of 50 months. As of that date, the Subordinated Notes had a fair value of $75.4 million.

Going forward, we intend to pursue a strategy focused on originating and investing in first lien, second lien, unitranche and mezzanine loans. Accordingly, over time we expect that syndicated first lien senior secured loans will represent a smaller percentage of our investment portfolio as we grow our business and our existing senior secured investments are repaid or sold in the secondary market and we reinvest the proceeds of such repayments or sales.

Revenues.  We generate revenue in the form of interest earned on the securities that we hold and capital gains and distributions, if any, on the warrants or other equity interests that we may acquire in portfolio companies. We expect our debt investments, whether in the form of senior secured, unitranche or mezzanine loans, to have a term of one to seven years and typically to bear interest at a fixed or floating rate. Interest is generally payable quarterly or semiannually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, loans may have a PIK feature. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, original issue discount and market discount are recorded as a reduction of par value, and we then accrete such amounts into interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Expenses.  Our primary operating expenses subsequent to the completion of this offering will include the payment of (1) the base management fee and incentive fee to our investment adviser; (2) the allocable portion of overhead under the Administration Agreement; (3) the interest expense on our outstanding debt, if any, and (4) other operating costs as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fees.” We will bear all other costs and expenses of our operations and transactions, including:

•	our organization;
•	calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);
•	fees and expenses, including travel expenses, incurred by Garrison Capital Advisers or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of this and all future offerings of common shares and other securities, if any;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable to Garrison Capital Administrator under the Administration Agreement;
•	transfer agent and custody fees and expenses;
•	the allocated costs incurred by Garrison Capital Administrator as our administrator in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;
•	brokerage fees and commissions;
•	registration fees;
•	listing fees;
•	taxes;
•	independent director fees and expenses;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	direct costs and expenses of administration and operation, including audit and legal costs;
•	fees and expenses associated with marketing efforts;
•	dues, fees and charges of any trade association of which we are a member; and
•	all other expenses reasonably incurred by us or Garrison Capital Administrator in connection with administering our business, such as the allocable portion of overhead under our Administration Agreement, including rent and our allocable portion of the costs and expenses of our chief compliance officer, chief financial officer and their respective staffs.

Formation Transactions

Our Formation.  We were formed in November 2010 to invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans and (5) to a lesser extent, selected equity co-investments in middle-market companies.

On November 5, 2010, GF 2010-1 completed the Debt Securitization. We indirectly own all of the Subordinated Notes. See “— Debt Securitization.”

In December 2010 we completed an $80 million private placement, the proceeds of which are being used to invest in U.S. middle-market companies in accordance with our investment strategy. Subsequently, certain open-ended funds affiliated with our investment adviser contributed 100% of the stock of Garrison CLO Ltd., which in turn owns all of the Subordinated Notes, to us as of December 31, 2010 in exchange for $80.6 million in fair value of units in Garrison Capital LLC. An independent third-party valuation firm was engaged to provide positive assurance regarding the fair value of the Subordinated Notes that were contributed to us as of the date of such contribution. As a result of these contributions, we hold indirectly through our ownership of the capital stock of Garrison Capital CLO Ltd. all of the Subordinated Notes in GF 2010-1. Prior to the date of this prospectus, we intend to cause Garrison Capital CLO Ltd. to distribute to us all of the Subordinated Notes and to liquidate Garrison Capital CLO Ltd., which has no function other than isolating the loan assets that serve as collateral for the securitization financing. Investors in Garrison Capital common stock own an indirect interest in the assets held by GF 2010-1 and bear the risks attendant to investors in any company having secured indebtedness, including the risk of loss through foreclosure in the event that the terms of the securitization indebtedness are not met. In addition, under the terms of the Senior Notes, cash generated by the loan assets held by GF 2010-1 may not be distributed to Garrison Capital under specified circumstances, including inadequate collateralization of the Senior Notes.

BDC Conversion.  Immediately prior to the completion of this offering, Garrison Capital LLC intends to convert into a Delaware corporation, Garrison Capital Inc. As part of this conversion, all of the outstanding units in Garrison Capital LLC will be converted into an aggregate of     shares of common stock in Garrison Capital Inc. representing an estimated equivalent price of $     per share based on the fair value of the assets contributed by such members in connection with our formation, as determined in accordance with our valuation procedures. See “Determination of Net Asset Value.” Prior to the pricing of our initial public offering, we also will engage in an abbreviated valuation process, including compilation of updated analyses by independent valuation agents, to obtain confirmation that the most recently computed net asset value remains substantially accurate. The updated valuation procedure, which will bring down and update the procedures undertaken for the quarter ended September 30, 2011, is expected to serve as a basis for our board of directors to approve the offering valuation prior to the pricing of our initial public offering. Of the     shares to be issued in the BDC Conversion,     shares will be issued to four open-ended funds affiliated with our investment adviser in exchange for their units in Garrison Capital LLC and      shares will be issued to our investment adviser as part of the Pre-Conversion Payment.

Calculation of Net Asset Value

As of September 30, 2011, our total assets were $392.0 million, and our net assets were $163.8 million. Our board of directors intends to retain one or more independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. We plan for the independent valuation firms retained by our board of directors to provide a valuation review on 25% of our investments for which market quotations are not readily available each

quarter subsequent to         , 2011 to ensure that the fair value of each investment for which a market quote is not readily available is reviewed by an independent valuation firm at least once during each 12-month period. However, our board of directors does not intend to have de minimis investments of less than 0.5% of our total assets (up to an aggregate of 10% of our total assets) independently reviewed. Our board of directors is ultimately and solely responsible for determining the fair value of our assets using a documented valuation policy and consistently applied valuation process. See “Determination of Net Asset Value.”

Investment Activity and Yield

As of September 30, 2011, we held investments in 76 portfolio companies, including investments in 73 portfolio companies held indirectly through GF 2010-1. As of September 30, 2011, our portfolio had an average investment size of approximately $4.0 million, a weighted average yield of 8.95% and a weighted average maturity of 50 months. In addition, our senior secured debt investments had a weighted average stated interest rate of 7.12%. As of September 30, 2011, a majority of loans in our portfolio had interest rate floors that limit minimum interest rates on such loans. As of September 30, 2011, our investments had a fair value of $333.3 million. The Subordinated Notes do not bear interest at a stated interest rate. Instead, the Subordinated Notes have claim to all residual cash flows of GF 2010-1 after cash flows are allocated to the holders of the Secured Notes in accordance with the payment priority provisions of the indenture governing the notes issued by GF 2010-1.

Debt Securitization

General.  On November 5, 2010, GF 2010-1 completed the Debt Securitization. The transaction was executed through a private placement of: (1) $189.5 million of Aaa/AAA Class A Notes, which bear interest at the three-month LIBOR plus 2.40%; (2) $12.0 million of Aa2/AA Class B Notes, which bear interest at the three-month LIBOR plus 3.75%; and (3) $18.0 million of A2/A Class C Notes, which bear interest at the three-month LIBOR plus 4.75%; and (4) $80.5 million of subordinated notes, which do not bear interest and were issued at $75.9 million, or 94.3% of their par value. All of the classes of notes are scheduled to mature on November 20, 2017. At their maturity, all of the classes of notes will be mandatorily redeemed as set forth in the indenture governing the notes issued by GF 2010-1, and payments will be made as set forth in such indenture.

Certain open-ended funds affiliated with our investment adviser indirectly contributed 100% of the stock of Garrison Capital CLO Ltd. to us as of December 31, 2010 in exchange for $80.6 million in fair value of units in Garrison Capital LLC. An independent third-party valuation firm was engaged to provide positive assurance regarding the fair value of the Subordinated Notes that were contributed to us as of the date of such contribution.

As of September 30, 2011, GF 2010-1 held investments in 73 portfolio companies with a total fair value of $279.8 million. The pool of loans in the Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in Financial Accounting Standards Board, or FASB, ASC 946, Financial Services-Investment Companies, we are precluded from consolidating any entity other than another investment company. We generally consolidate any investment company when we own 100% of its partners’ or members’ capital or equity units. Prior to the date of this prospectus, Garrison Capital CLO Ltd., the intermediate holding company of GF 2010-1, was a 100% owned subsidiary. Furthermore, it owned 100% of the Subordinated Notes of GF 2010-1, which is also deemed to be an investment company. As a result, we have consolidated the accounts of both of these entities into our financial statements. As a result of this consolidation, the Secured Notes are treated as our indebtedness. As of the date of this prospectus, we directly own all of the Subordinated Notes and intend to consolidate the accounts of GF 2010-1 into our financial statements going forward.

In a debt securitization transaction, the purchasers of the notes issued by the special purpose entity must become comfortable through their due diligence investigation that the sale and/or contribution of income producing assets into a special purpose entity would be considered a true sale and/or contribution or, in other words, that as a result of such sale and/or contribution, the originator no longer owns the income producing assets. This structure using a special purpose entity seeks to reduce risk to investors by insulating them from the credit and bankruptcy risks faced by the entity that originated the income producing assets, or originator. The structure of any debt securitization is in large part intended to prevent, in the event of a bankruptcy, the consolidation in the originator’s bankruptcy case of the special purpose entity with the operations of the originator, based on equitable principles, and the investors in the special purpose entity must become comfortable with this analysis. As a result of this structure, debt securitization transactions frequently achieve lower overall borrowing costs than would be achieved if the borrowing had been structured as a traditional secured lending transaction.

A debt securitization vehicle typically has a collateral manager that is responsible for providing advisory and/or management services. A collateral management agreement is an agreement entered into between the collateral manager and a debt securitization vehicle or similar issuer and sets forth the terms and conditions pursuant to which the collateral manager will provide advisory and/or management services with respect to the debt securitization vehicle’s securities portfolio. Garrison Investment Group is not entitled to receive a fee as collateral manager under the collateral management agreement.

Garrison Investment Group, as the collateral manager of GF 2010-1, selected the loans that were transferred to GF 2010-1 at the time of the closing of the Debt Securitization. The loans were selected in accordance with the criteria set forth in the Debt Securitization documents, including requirements that GF 2010-1 maintain a portfolio of loans that meet certain conditions governing GF 2010-1’s conduct of business. These are primarily objective requirements determined by the constraints of the market for collateralized loan obligations, and are generally designed to comply with regulations governing commercial lending and similar financing activities in the United States and the requirements of Rule 3a-7 under the 1940 Act. In addition, GF 2010-1 must be in compliance with all debt covenants set forth in the indenture governing the notes issued by GF 2010-1, including minimum over-collateralization levels, an interest coverage test, limitations on industry concentrations and rating agency compliance. At September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, GF 2010-1 was in compliance with its debt covenants.

Garrison Investment Group monitors the financial condition of the borrowers under the loans held by GF 2010-1 in accordance with GF 2010-1’s investment objective and under certain circumstances will substitute loans failing to meet certain criteria specified in GF 2010-2’s indenture.

Status and Ranking.  The Subordinated Notes do not bear interest at a stated interest rate. Instead, the Subordinated Notes have claim to all residual cash flows of GF 2010-1 after cash flows are distributed to the investors in the Secured Notes in accordance with the payment priority provisions of the indenture governing the notes issued by GF 2010-1. By their terms, the Subordinated Notes are limited recourse, unsecured obligations of GF 2010-1 payable solely from payments made under the portfolio loans and other assets held by GF 2010-1 and, in the event of a portfolio loan event of default, from the proceeds of any liquidation of the collateral underlying such portfolio loans. Under the terms of the indenture governing the notes issued by GF 2010-1, distributions on the Subordinated Notes may be made solely from payments made under the portfolio loans and other assets after payment of all other obligations of GF 2010-1 ranking senior in right of payment to the Subordinated Notes. Additionally, for as long as the Secured Notes remain outstanding, holders of the Subordinated Notes will not generally be entitled to exercise remedies under the indenture. As an unsecured class of notes, the interests and rights of holders of the Subordinated Notes in and to the portfolio loans and other assets owned by GF 2010-1 are subject to the prior claims of secured creditors of GF 2010-1. These interest and rights are potentially subject to or will rank equally with the claims of other unsecured creditors of GF 2010-1.

Distributions on the Subordinated Notes.  The indenture governing the notes issued by GF 2010-1 provides that, to the extent cash is available from cash collections the holders of the notes are to receive quarterly interest payments each February, May, August and November until maturity. To the extent that interest is not paid on the Class B Notes and/or the Class C Notes on any such payment date, such amounts will be deferred and added to the outstanding principal of the respective notes, similar to PIK interest.

No payments of interest or principal may be made to holders of any class of notes on any payment date, including upon the mandatory redemption of the notes at maturity, until all required interest and principal payments have been made on the notes ranking senior, if any, in right of payment to such class of notes. In addition, the Subordinated Notes are subordinated in right of payment on each payment date to payments on the Secured Notes as well as to certain amounts payable by GF 2010-1 as administrative expenses and to the claims of other unsecured creditors of GF 2010-1.

To the extent that any losses are suffered by noteholders as a result of losses on the portfolio loans and other assets owned by GF 2010-1, such losses will be borne first by the Subordinated Notes, then by the investors in the Class C Notes, then by the investors in the Class B Notes and lastly by the investors in the Class A Notes. In addition, payments on the Subordinated Notes are subject to diversion to pay more senior classes of notes if GF 2010-1 fails to meet certain coverage tests set forth in the indenture governing the notes issued by GF 2010-1.

The Debt Securitization documents expressly provide that we and our subsidiaries (other than GF 2010-1) are not, and cannot be held, liable for any shortfall in payments or any defaults on any of the classes of notes issued by GF 2010-1 in connection with the Debt Securitization. Such obligations are the obligations of GF 2010-1 only, and the sole recourse for such obligations is to the collateral owned by GF 2010-1.

Additional Issuance.  Under the terms of the Debt Securitization documents, GF 2010-1 could issue additional Subordinated Notes and use the net proceeds to purchase additional portfolio loans. Any such additional issuance would require the consent of Garrison Investment Group or any successor collateral manager and the approval of the investors holding a majority of the Subordinated Notes. A number of other conditions must be satisfied in connection with an additional issuance of Subordinated Notes, including that the aggregate principal amount of all additional issuances of Subordinated Notes may not exceed 80.5 million; GF 2010-1 must provide advance notice to each rating agency of such issuance; the terms of the notes to be issued must be identical to the terms of previously issued Subordinated Notes (except that all monies due on such additional Subordinated Notes will accrue from the issue date of such notes and that the prices of such Subordinated Notes do not have to be identical to those of the initial Subordinated Notes); and immediately after giving effect to such issuance, each coverage test provided for in the indenture governing the notes issued by GF 2010-1 is satisfied or, with respect to any coverage test that was not satisfied immediately prior to giving effect to such issuance and will continue not to be satisfied after giving effect to such issuance, the degree of compliance with such coverage test is maintained or improved immediately after giving effect to such issuance and the application of the proceeds thereof. We do not expect to cause GF 2010-1 to issue any additional Subordinated Notes at this time.

Optional Redemption.  The Secured Notes and the Subordinated Notes will mature at par on their stated maturity date unless previously redeemed or repaid. At the direction of greater than 50% of the holders of the Subordinated Notes, all of the Secured Notes may be redeemed without penalty in whole or in part on any payment date.

At the written direction of either of (x) a majority of the Subordinated Notes or (y) the collateral manager, so long as Garrison Investment Group is the collateral manager (which direction may be given in connection with a direction to redeem the Secured Notes or at any time after the Secured Notes have been redeemed or repaid in full), the Subordinated Notes will be redeemed by GF 2010-1, in whole but not in part, on any payment date on or after the date on which all of the Secured Notes have been redeemed or repaid, from the proceeds of the assets remaining after giving effect to redemption or repayment of the Secured Notes and payment in full of all expenses of GF 2010-1. The price payable to us upon any such redemption will be our proportionate share (based on the unpaid face amount of such Subordinated Notes) of the amount of the proceeds of the assets remaining after the payments described above.

Voting.  As the holder of the Subordinated Notes, we have no voting rights except as set forth in the Debt Securitization documents. As the holder of the Subordinated Notes, we have the rights with respect thereto set forth in GF 2010-1’s organizational documents, including the right to make additional capital contributions to GF 2010-1. We may also direct a redemption of the Secured Notes and/or the Subordinated Notes under certain circumstances under the terms of the indenture governing the notes issued by GF 2010-1. In addition, we may at any time approve an amendment of the indenture to effect the issuance of additional Subordinated Notes, as described above.

Other Restrictions.  No Subordinated Note (or interests therein) may be acquired or owned by any person that is classified for U.S. federal income tax purposes as a disregarded entity (unless the beneficial owner of such person is a corporation that is not a subchapter S corporation or otherwise taxable as a corporation), partnership, subchapter S corporation or grantor trust unless such person obtains a legal opinion to the effect that such acquisition or ownership will not cause GF 2010-1 to be treated as a publicly traded partnership taxable as a corporation.

Small Business Investment Company.

Following completion of this offering, an affiliate of Garrison Investment Group may apply for a license to form an SBIC. If such an application were made and approved and the SBA so permits, we anticipate that the SBIC license would be transferred to a wholly-owned subsidiary of ours that would be formed just prior to such transfer. The SBIC subsidiary will be able to rely on an exclusion from the definition of investment company under the 1940 Act. As such, this SBIC subsidiary will not elect to be treated as a business development company, nor registered as an investment company under the 1940 Act. We expect that any SBIC subsidiary would engage in an investment strategy substantially similar to ours and will make similar types of investments in accordance with SBIC regulations. We cannot assure you that we or any affilate of Garrsion Investment Group will apply for an SBIC license or that any such application would be approved.

To the extent that we, through the wholly-owned subsidiary, have an SBIC license, the SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. The SBIC regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million, assuming that it has at least $75 million of equity capital. In addition, if we are able to obtain financing under the SBIC program, our SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. In the event an affiliate of Garrison Investment Group applies for a license to form a SBIC, we cannot be certain such approval will be granted or, if granted, the timing of approval for an SBIC license.

Results of Operations

The consolidated results of operations set forth below for the three and nine months ended September 30, 2011 are for a period prior to our election to become a business development company and our intended election to be treated as a RIC. The management fee that we will pay to Garrison Capital Advisers after this offering is determined by reference to a formula that differs materially from the formula that was used to calculate the management fee paid in prior periods. In addition, our portfolio of investments consisted primarily of syndicated secured loans, and, over time, we expect that such loans will represent a smaller percentage of our investment portfolio as we grow our business, these investments are repaid and we invest in a different mix of assets. The results of operations described below are not indicative of the results we report in future periods. In addition, net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation.

Investment Income (Loss)

Investment income for the three and nine months ended September 30, 2011 was $7.1 million and $19.9 million, respectively.

Net Realized and Unrealized Gain (Loss) on Investments

For the three and nine months ended September 30, 2011, we realized gains on investments of $1.0 million and $3.1 million, respectively. For the three and nine months ended September 30, 2011, net change in unrealized losses were approximately $10.0 million and $11.1 million, respectively. Net change in unrealized losses was primarily attributable to a net decrease in the market value of investments as a result of general declines in the credit markets.

Operating Expenses

Operating expenses for the three and nine months ended September 30, 2011 were $2.7 million and $8.4 million, respectively. These amounts consisted primarily of interest expense and professional fees. In addition, for the three and nine months ended September 30, 2011, management fees were $0.5 million and $1.3 million, respectively. Prior to the date of this prospectus, we paid a base management fee payable quarterly in arrears at an annual rate of 1.50% of the consolidated members’ capital, which is calculated by excluding the average amount of cash held during each quarterly period.

Net Increase in Stockholders’ Equity from Operations

We had a net asset value per unit on September 30, 2011 of $15.30. Based on 10,707,221 shares outstanding, the net increase in members’ capital from operations per unit for the nine-month period ended September 30, 2011 was $0.34.

Liquidity and Capital Resources

As a business development company, we expect to distribute substantially all of our net income to our stockholders. We will generate cash primarily from the net proceeds of this offering and future offerings of equity securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We have borrowed funds through the Debt Securitization and, to the extent permitted under the 1940 Act, we may also borrow funds subsequent to this offering to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in the best interest of us and our stockholders. We do not intend to borrow additional money to fund our investments until such time as we have invested substantially all of the proceeds of the offering. We expect that our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock and the payment of operating expenses.

As of September 30, 2011, we had cash and cash equivalents of $34.0 million and cash and cash equivalents, securitization accounts of $19.2 million, which was cash held by GF 2010-1 and subject to the restrictions on use described below. Our cash and cash equivalents, as of September 30, 2011, have been generated primarily from the proceeds of an $80 million private placement that occurred in December 2010. The proceeds from that private placement are being used to fund new investments and operating expenses. During the nine-month period ended September 30, 2011, the Company’s cash and cash equivalents decreased from $80.0 million to $34.0 million and the cash held by GF 2010-1 decreased by $2.1 million. For purposes of U.S. generally accepted accounting principles, or U.S. GAAP, we consider cash equivalents to be highly liquid financial instruments with original maturities of three months or less and cash held in overnight sweep deposit accounts. During the period, we used $46.0 million in operating activities, which was primarily as a result of purchased investments of $202.6 million offset by sales and pay downs of investments of $147.6 million.

We do not have the ability to use the cash held by GF 2010-1 for our general use, including distributions to our stockholders, and a portion of this cash is required to pay interest expense, reduce borrowings or pay other amounts in accordance with the indenture governing the notes issued by GF 2010-1 and the payment priority provisions therein.

We believe that, following completion of this offering and the Concurrent Private Placement, our cash and cash equivalents will be sufficient to fund our anticipated requirements for the next 12 months.

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in our financial statements. However, our portfolio companies may, from time to time, experience the impact of inflation on their operating results.

Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of September 30, 2011 and December 31, 2010, we had $1.8 million and $0 outstanding commitments to fund investments, respectively.

Contractual Obligations

A summary of our significant contractual payment obligations as of September 30, 2011 is as follows:

	Payments Due by Period (in millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Secured Notes	$219.5	$—	$—	$—	$219.5
Unfunded commitments(1)	$1.8	$1.8	$—	$—	$—
Total contractual obligations	$221.3	$—	$—	$—	$219.5

(1)	Unfunded commitments represent all amounts unfunded as of September 30, 2011. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments related to a senior secured revolving loan to Next Generation Vending, LLC with a maturity date of 2016. We reflect this amount in the less than one-year category because it was eligible for funding as of September 30, 2011.

We have certain contracts under which we have material future commitments. Prior to the date of this prospectus, we were party to an interim investment advisory agreement with Garrison Capital Advisers and as of the date of this prospectus we have entered into the Investment Advisory Agreement in accordance with the 1940 Act on the date of this prospectus. Under the Investment Advisory Agreement, Garrison Capital Advisers will agree to provide us with investment advisory and management services. We will agree to pay for these services (1) a base management fee equal to a percentage of the average adjusted value of our gross assets and (2) an incentive fee based on our performance. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee.”

We will enter into the Administration Agreement with Garrison Capital Administrator as our administrator on the date of this prospectus. Under the Administration Agreement, Garrison Capital Administrator will agree to furnish us with office facilities and equipment, provide us clerical, bookkeeping and record keeping services and provide us with other administrative services necessary to conduct our day-to-day operations. See “The Adviser and the Administrator — Administration Agreement.”

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

On the date of this prospectus, the interim investment advisory agreement with Garrison Capital Advisers was terminated with no continuing payment or other obligations on the part of either party. Both the Investment Advisory Agreement and the Administration Agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

Distributions

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under the Code, to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute at least 98% of our ordinary income and 98.2% of our capital gain net income (both long-term and short-term) to avoid a U.S. federal excise tax. We intend to make quarterly distributions to our stockholders. Our quarterly distributions will be determined by our board of directors.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our RIC status. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. During the period covered by our financial statements, all of the loans in our portfolio had floating interest rates, and we expect that our loans in the future will also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate re-set provisions that adjust applicable LIBOR under such loans to current market rates on a quarterly basis. In addition, the Debt Securitization has a floating interest rate provision based on LIBOR which resets quarterly and we expect that any other credit facilities into which we enter in the future may have floating interest rate provisions.

Assuming that the balance sheet as of September 30, 2011 covered by this analysis were to remain constant and that no actions are taken to alter our existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates may affect net income by more than 1% over a one-year horizon. Although management believes that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit markets, the size, credit quality or composition of the assets in our portfolio and other business developments, including indebtedness under the Debt Securitization or other borrowing, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurances that actual results would not differ materially from the statement above.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, and the collateral manager may engage in similar hedging activities with respect to the obligations of GF 2010-1. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates. We, our investment adviser and the collateral manager have not hedged any of the obligations of GF 2010-1.

Critical Accounting Policies

The preparation of our financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. We have identified the following as critical accounting policies.

Basis for Consolidation

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in Financial Accounting Standards Board ASC 946, Financial Services-Investment Companies, we are precluded from consolidating any entity other than another investment company. We generally consolidate any investment company when we own 100% of its partners’ or members’ capital or equity units. Garrison Capital CLO Ltd. and Garrison Capital Equity Holdings LLC are 100% owned investment companies. Furthermore, Garrison Capital CLO Ltd. owns the Subordinated Notes in GF 2010-1, which is deemed to be an investment company. As such, we have consolidated the accounts of both these entities into our financial statements.

Valuation of Portfolio Investments

We value our investments in accordance with ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

Our portfolio consists of primarily debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads and other applicable factors for similar transactions. Our board of directors has retained one or more independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and our investment adviser.
•	The audit committee of the board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

See “Determination of Net Asset Value.”

Investment Transactions and Related Investment Income and Expense

We record our investment transactions on a trade date basis, which is the date when we have determined that all material terms have been defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on the consolidated statement of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

We accrue interest income if we expect that ultimately we will be able to collect it. Generally, when an interest default occurs on a loan in our portfolio, or if our management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, we will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, we remain contractually entitled to this interest. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. As of September 30, 2011, no loans were on non-accrual status. Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized and included in interest income over the maturity periods of the investments.

Interest expense is recorded on an accrual basis and is adjusted for amortization on the senior secured notes. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when we make certain investments. These expenses are recognized in the consolidated statement of operations within professional fees as they are incurred.

Loan Origination, Facility, Commitment and Amendment Fees

We may receive fees in addition to interest income from the loans during the life of the investment. We may receive origination fees upon the origination of an investment. Depending on the nature of these origination fees, they may be initially deferred and reduced from the cost basis of the investment and subsequently accreted into income over the term of the loan or immediately recognized in income. GF 2010-1 is prohibited from originating loans by its indenture; therefore, it does not receive any origination fees. We may receive facility, commitment and amendment fees, which are paid to us on an ongoing basis. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by us and are recorded on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and are accounted for upon completion of the amendments or waivers, generally when such fees are receivable. Any such fees are included in interest income on the consolidated statement of operations. For the nine months ended September 30, 2011, only nominal amounts of loan origination, facility, commitment or amendment fees were earned.

Recent Accounting Pronouncements

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, or ASU 2010-06. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157, or ASC 820), to require entities to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, the reasons for any transfers in or out of Level 3, and information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, the ASU 2010-06 amends ASC 820 to clarify that reporting entities are required to provide fair value measurement disclosures for each “class” of assets and liabilities. All of the amendments to ASC 820 made by ASU 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 with the exception of the requirement to separately disclose purchases, sales, issuances, and settlements of recurring Level 3 measurements, which becomes effective for fiscal years beginning after December 15, 2010. The adoption of ASU 2010-06 did not have a material impact on our consolidated financial statements, except that it enhanced the disclosures with respect to fair value of investments.

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, or ASU 2011-04. ASU 2011-04 amends ASC 820, which will require entities to change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in shareholder’s equity and disclosures about fair value measurements. ASU 2011-04 changes the measurement of the fair value of financial instruments that are managed within a portfolio and the application of premiums and discounts in a fair value measurement related to size as a characteristic of the reporting entity’s holding rather than a characteristic of the asset or liability. ASU 2011-04 also requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs (applicable only to public companies), and the interrelationships between those unobservable inputs, if any. Lastly, ASU 2011-04 requires entities to disclose any amounts (not just significant) transferred between Level 1 and Level 2 of the fair value hierarchy (applicable to only public companies). All the amendments to ASC 820 made by ASU 2011-04 are effective for interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a material impact on our consolidated financial statements, except it will enhance the disclosures around fair value of investments.

Senior Securities

Information about our senior securities is shown in the following table as of December 31, 2010. Ernst & Young LLP’s report on the senior securities table at December 31, 2010 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Secured Notes	$219,500,000	$1,730	—	N/A
December 31, 2010	$219,500,000	$1,730	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

THE COMPANY

Overview

We are a newly-organized, externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code.

Our investment objective is to generate current income and capital appreciation by making investments generally in the range of $10 million to $25 million primarily in debt securities of U.S. based middle-market companies. Our goal is to generate attractive risk-adjusted returns by assembling a broad portfolio of investments.

We intend to invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans and (5) to a lesser extent, selected equity co-investments in middle-market companies. We use the term “one-stop” or “unitranche” to refer to a loan that combines covenant and security characteristics of traditional first lien senior secured loans with the interest rate of second lien or subordinated loans. We use the term “mezzanine” to refer to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness.

We believe that the middle market offers attractive risk-adjusted returns for debt investors. Historically, we believe there has been a persistent scarcity of available capital relative to demand, which, from a lender’s perspective, has generally resulted in more favorable transaction structures, including enhanced covenant protection and increased pricing relative to larger companies. We further believe that the turmoil in the markets has exacerbated this scarcity of capital, as many traditional lenders to middle-market companies have exited the business or focused their attention on larger borrowers. In addition, middle-market companies traditionally have exhibited lower default rates and improved recoveries compared to larger borrowers and typically offer greater access to key senior managers, which we believe further enhances the attractiveness of lending to this market segment and facilitates due diligence investigations and regular monitoring.

As of September 30, 2011, we held investments in 76 portfolio companies with a fair value of $333.3 million, including investments in 73 portfolio companies held indirectly through GF 2010-1. The investments held by GF 2010-1 as of September 30, 2011 consisted of syndicated secured loans fair valued at $279.8 million and related indebtedness with a par value of $219.5 million. As of that date, the loans held by GF 2010-1 (held at fair value), together with cash and other assets held by GF 2010-1, equaled approximately $303.3 million. As of September 30, 2011, our portfolio had an average investment size of approximately $4.0 million, a weighted average yield of 8.95% and a weighted average maturity of 50 months. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Going forward, we intend to pursue a strategy focused on originating and investing in first lien, second lien, unitranche and mezzanine loans. Accordingly, over time we expect that syndicated first lien senior secured loans will represent a smaller percentage of our investment portfolio as we grow our business and our existing senior secured investments are repaid or sold in the secondary market and we reinvest the proceeds of such repayments or sales.

Our Investment Adviser

Our investment activities are managed by our investment adviser, Garrison Capital Advisers. Our investment adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Garrison Capital Advisers was organized in November 2010 and is a registered investment adviser under the Advisers Act. Under the Investment Advisory Agreement, we will pay our investment adviser a base management fee and an incentive fee for its services. See “The Adviser and the Administrator” for a discussion of the base management fee and incentive fee that will be payable by us to our investment adviser. Prior to the date of this prospectus, our relationship with the investment adviser was governed by an interim investment advisory agreement that was terminated on the date of this prospectus.

Garrison Capital Advisers is an affiliate of Garrison Investment Group. Garrison Capital Advisers has entered into the Staffing Agreement with Garrison Investment Group under which Garrison Investment Group has agreed to make experienced investment professionals available to Garrison Capital Advisers and to provide access to the senior investment personnel of Garrison Investment Group. We believe that the Staffing Agreement provides our investment adviser with access to deal flow generated by Garrison Investment Group in the ordinary course of business and commits the members of Garrison Investment Group’s investment committee to serve as members of our investment committee. In addition, Garrison Investment Group is obligated under the Staffing Agreement to allocate investment opportunities among its managed affiliates fairly and equitably over time in accordance with its allocation policy. See “Certain Relationships.” Our investment adviser intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Garrison Investment Group’s investment professionals. Garrison Investment Group has conducted due diligence on more than 500 middle-market companies since July 2007.

Garrison Capital Administrator

Garrison Capital Administrator, an affiliate of our investment adviser, will provide certain administrative services and facilities necessary for us to operate, including, office facilities and equipment and clerical, bookkeeping and record-keeping services. Garrison Capital Administrator will oversee our financial reporting as well as prepare our reports to stockholders and reports required to be filed with the SEC. Garrison Capital Administrator will also manage the determination and publication of our net asset value and the preparation and filing of our tax returns and will generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. Garrison Capital Administrator may retain third parties to assist in providing administrative services to us. To the extent that Garrison Capital Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any profit to Garrison Capital Administrator.

About Garrison Investment Group

Garrison Investment Group is an alternative investment and asset management firm founded in March 2007 by Steven Stuart and Joseph Tansey. As of September 30, 2011, Garrison Investment Group had approximately $2.5 billion of committed and invested capital under management and a team of 62 employees, including 38 investment professionals. Garrison Investment Group is headquartered in New York, New York. Garrison Investment Group invests opportunistically in the debt of middle-market companies, primarily in the areas of corporate finance, real estate finance and structured finance.

Since the formation of Garrison Investment Group, Messrs. Stuart and Tansey together with their team of investment professionals, including Rafael Astruc, Brian Chase, Terence Moore and Mitch Drucker, have been investors and lenders to middle-market companies. These investment professionals have significant experience investing in a broad range of industries and types of debt over the course of several economic cycles.

Before joining Garrison Investment Group, Messrs. Stuart and Tansey were Managing Directors at Fortress Investment Group LLC, or Fortress, and were also partners of the Drawbridge Special Opportunities Fund, one of Fortress’ hybrid hedge funds, from its inception in August 2002 to March 2007. Drawbridge focused primarily on investments in opportunistic debt and equity securities and asset-based transactions. The responsibilities of these individuals included sourcing, evaluating, structuring, managing and monitoring corporate, structured finance and real estate investments, including both debt and equity. Messrs. Stuart and Tansey have 25 and 16 years of investment experience, respectively.

Market Opportunity

We believe that the current credit and asset market dynamics are favorable for us. We intend to pursue an investment strategy focused on investing in first lien, second lien, unitranche and mezzanine loans of, and, to a lesser extent, warrants and minority equity securities in, U.S. middle-market companies. As the investment environment changes, our investment adviser intends to adapt its investment focus dynamically to investments that it perceives to have attractive risk-return characteristics. We find middle-market investing attractive for the following reasons:

Significant Refinancing Requirements.  A significant amount of debt begins to mature through 2013, much of which we believe is associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008. In many cases, we expect that this debt will need to be refinanced by the borrowers. The following chart demonstrates the distribution of maturity dates of institutional loans broken out by year of origination, which are expected to increase the number of refinancing opportunities in the coming years.

Distribution by year of maturity

Source: Standard & Poor’s LCD Quarterly Review, Third Quarter 2011.

Many of these loans were held in debt securitizations completed between 2004 and 2007. These securitization vehicles often had reinvestment periods ranging from three to six years, and therefore most such vehicles are unlikely to be able to offer refinancing options to existing portfolio borrowers when their credit facilities approach maturity.

We believe the loss of the lending capacity in the middle-market combined with the need for borrowers to refinancing existing indebtedness over the next several years will create significant lending opportunities for us.

Reduced Competition.  We believe that dislocations in the capital markets since mid-2007 have reduced the amount of credit available to middle-market companies. We believe that much of the traditional lending community for middle-market companies, such as commercial/regional banks, investment banks, commercial finance companies, hedge funds and collateralized loan obligations, have contracted and/or eliminated their origination activities in the wake of this period of credit dislocation or focused on more liquid asset classes. In addition, a 2010 Congressional Oversight Panel report concluded that 3,000 small U.S. banks either have or may need to curtail lending due to financial stresses, further restricting access to capital for middle-market borrowers, and, when implementation is phased-in beginning in 2013, Basel III, published by the Basel Committee on Banking Supervision, is expected to limit the ability of commercial banking institutions to hold non-investment grade leveraged loans on their balance sheets.

Attractive Relative Value Proposition.  We believe that directly originated middle-market loans often exhibit superior default and loss characteristics to syndicated loans, which are often structured with higher levels of debt and a lower percentage of equity contributed. For example, in 2009 middle-market borrowers had a default rate of 4.1% compared to a default rate of 8.6% for large capitalization companies; middle-market companies have a recovery rate of approximately 86.1% as compared to 81.0% for large capitalization companies. The following chart shows the changes in default rates since 1999 and the significant decrease in such rates from mid-2010 through September 2011.

Lagging 12-month leveraged loan default rate

Source: Standard & Poor’s LCD Quarterly Review, Third Quarter 2011.

We expect that a substantial backlog of buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us in the middle market. Meanwhile, reduced access to, and availability of, credit typically increases the interest rates, or pricing, of loans made to U.S. middle-market borrowers, thereby creating an attractive risk-return dynamic for lenders. We believe that the debt of such borrowers typically carries high interest rates and offers attractive up-front fees and prepayment penalties but is not sufficiently attractive to the syndicated debt markets, thereby providing us with many lending opportunities. The following chart highlights the relatively higher increase in interest rates since mid-2008 for single B rated leveraged loans to middle-market borrowers compared to larger corporate borrowers:

Average Nominal Spread of Leveraged Loans

Source: Standard & Poor’s Q3 2011 High-End Middle Market Lending Review.

Conservative Capital Structure and Increased Percentage of Equity Contributed.  We believe that lenders generally are requiring borrowers to hold more equity as a percentage of their total capitalization and less senior and total leverage than was customary in the years leading up to the credit crisis, creating a greater amount of equity to protect lenders against future economic downturns. Lower leverage levels in mergers and acquisitions executed in the middle market suggest that middle-market companies should have more cash flows available to them to service their debt. In addition, middle-market companies typically have simpler capital structures than larger borrowers, which streamlines the initial structuring and underwriting process and, in our experience, contributes to improved returns to lenders in restructurings. The following chart illustrates that the average equity contribution to middle-market leveraged buyout loans as a percent of total transaction value since 1997 has increased:

Purchase Price Breakdown

Source: Standard & Poor’s Q3 2011 High-End Middle Market Lending Review.

Long-Term Capital Solutions.  We believe that many middle-market companies seek to execute transactions with permanent capital vehicles, such as us, rather than execute high-yield bond transactions or borrow capital from hedge funds and other non-permanent vehicles. In addition, we believe that many middle-market companies are positively disposed towards seeking capital from a small number of providers with access to permanent capital that can satisfy their specific needs and serve as value-added financial partners with an understanding of and longer-term view oriented towards the growth of such businesses.

When combined with decreased availability of debt financing for middle-market companies generally, we believe these factors should increase lending opportunities for us.

Competitive Strengths

Experienced Management Team.  We are managed by our investment adviser, which has access through the Staffing Agreement to the resources and expertise of the investment professionals at Garrison Investment Group. Garrison Investment Group is led by Messrs. Stuart and Tansey. Garrison Investment Group’s investment professionals have substantial experience in identifying and executing financing transactions across a broad range of industries and types of financings and have developed related proprietary sourcing and servicing channels. Our seven member investment committee has combined investment experience of more than 145 years.

Access to Deal Flow.  Through the Staffing Agreement, our investment adviser expects to have access to extensive contacts throughout the middle-market through which it intends to source and originate loans. The investment professionals of Garrison Investment Group maintain direct dialogue with their contacts at financial sponsors, banks, corporate advisory firms, crisis managers, industry consultants, attorneys, investment banks, middle-market companies, other “club” investors and other potential sources of lending opportunities. In addition, we anticipate that a portion of our deal flow will be generated through non-traditional channels, such as Garrison Investment Group’s real estate and structured finance teams whose contacts typically share opportunities with a limited group of potential lenders, thereby creating a less competitive process for such lending opportunities. Furthermore, Garrison Investment Group’s senior professionals have cultivated relationships with other middle-market lending platforms that we believe will provide us with an additional source of deal flow. We believe that the breadth of these relationships will enable us to be selective in originating or acquiring loans and afford us opportunities to review certain lending proposals in the U.S. middle-market in advance of other potential lenders as well as the opportunity to match the terms offered by other lenders, which should allow for selectivity in the transactions we pursue.

Disciplined Investment and Underwriting Process.  Our investment adviser intends to utilize the established investment processes developed by Garrison Investment Group to analyze investment opportunities and structure loans. Our investment adviser intends to structure loans with appropriate covenants to allow for renegotiation of loan and pricing terms in the event that a portfolio company fails to satisfy its covenants and to price loans based on its knowledge of the middle market and on its rigorous underwriting standards. Our investment adviser expects to focus on capital preservation by extending loans to portfolio companies with assets that it believes will retain sufficient value to repay us even in depressed markets or under liquidation scenarios. The professionals employed by Garrison Investment Group have extensive experience in structuring and underwriting middle-market loans and in evaluating collateral positions to minimize credit risk as a lender.

Active Asset Management Approach.  Our investment adviser intends to employ a rigorous credit monitoring system for our portfolio. Garrison Investment Group formally reviews its entire portfolio of loans with our investment committee on a monthly basis. The goal of this review is to enhance the ability of our investment adviser to manage any problems and assist borrowers before operating issues result in financial deterioration. In addition, this process should enable our investment adviser to identify credit and market trends, thereby allowing us to modify underwriting terms for new loans before other lenders have identified such trends. In the event of restructurings, we expect that our investment adviser will manage syndicates of lenders, creditor committees and other creditors and advisors to protect our position. Where necessary, our investment adviser intends to take an active role in any restructuring negotiations and to utilize its extensive industry experience and industry contacts to benefit lenders.

Investment Criteria/Guidelines

Our investment objective is to generate current income and capital appreciation by making investments generally in the range of $10 million to $25 million primarily in debt securities of middle-market companies. We may also selectively make investments in amounts larger than $25 million in certain of our portfolio companies. We generally expect that the size of our individual investments will vary proportionately with the size of our capital base. Our goal is to generate attractive risk-adjusted returns by assembling a broad portfolio of investments.

Target businesses will typically exhibit some or all of the following characteristics:

•	annual EBITDA between $5 million and $30 million;
•	annual revenue between $50 million and $200 million;
•	a U.S. base of operations;
•	an experienced management team executing a long-term growth strategy;
•	discernable downside protection through recurring revenue or strong tangible asset coverage;
•	defensible niche product/service;
•	products and services with distinctive competitive advantages or other barriers to entry;
•	stable and predictable free cash flows;
•	existing indebtedness that may be refinanced on attractive terms;
•	low technology and market risk;
•	strong customer relationships; and
•	low to moderate capital expenditure requirements.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Investment Strategy

We will seek to create a broad portfolio consisting of investments generally in the range of $10 million to $25 million primarily in debt securities of U.S. based middle-market companies. The companies to which we extend credit will typically be moderately leveraged, and, in most cases, will not have their loans rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade. In addition, we expect that our investments typically will range in maturity from one to six years and that the overall portfolio will have a weighted average life of approximately five years. However, we may make investments in securities with any maturity or duration.

We intend to invest opportunistically in middle-market loans that we believe have attractive risk adjusted returns. We will also, to a lesser extent, make select equity investments in non-investment grade companies, which may be in the form of warrants. We expect the majority of our focus to generally be centered upon traditional direct lending but at times will seek to enhance returns by purchasing loans in the secondary market, which purchases we refer to as capital markets activities, and extending credit for certain restructuring of financially troubled companies, which we refer to as special situations. We organize these lending opportunities in three categories.

Traditional Direct Lending.  We will focus on direct origination of first lien senior secured loans, second lien senior secured loans and unitranche loans as well as select mezzanine loans. With respect to these loans, we intend to identify lending opportunities through the extensive origination network to which we have access and will serve as either sole lender or as a partner with like minded creditors. We expect that we will typically extend first and second lien secured term loans, the proceeds of which may be used to refinance existing indebtedness, support acquisitions, growth initiatives, general corporate liquidity or operational turnarounds.

Capital Markets Activities.  We may also acquire loans in the secondary market at favorable discounts or seek to refinance outstanding loans through anchoring or co-anchoring a new issuance of debt. We believe the experience of the investment professionals to whom our investment adviser has access will allow us to react quickly in executing acquisitions of loans in the secondary market on favorable terms and permit us to refinance loans on a streamlined basis. Investments in 72 of our 76 portfolio companies as of September 30, 2011 were acquired in the secondary market.

Special Situations.  We may also extend credit for out-of-court restructurings, rescue financings, debtor-in-possession financings and acquisition financings. We expect that, in extending credit to special situations borrowers, we will seek to structure our investments to remain high in the borrower’s capital structure, generate returns through the duration of the loan and obtain call protection or opportunities for enhanced returns through equity participation.

We expect that, from time to time, our investments will include certain non-qualifying assets, including assets of non-U.S. companies, certain publicly traded companies and, to a lesser extent and subject to certain limits under the 1940 Act, registered or unregistered investment companies, to the extent permissible under the 1940 Act. See “Risk Factors — Risks Relating to our Business and Structure — The lack of experience of our investment adviser is operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.” and “Regulation — Qualifying Assets.”

Due Diligence

We believe it is critical to conduct extensive due diligence on investment targets, and in evaluating new investments. We, through our investment adviser, will conduct a rigorous due diligence process that draws from our investment adviser’s investment experience, industry expertise and network of contacts. Our investment adviser intends to conduct extensive due diligence and perform thorough credit analysis on each potential portfolio company investment. In conducting due diligence, we expect that our investment adviser will use publicly available information and private information provided by borrowers, their financial sponsors and their advisors. Our investment adviser expects to use its relationships with former and current management teams, consultants, competitors and investment bankers to gain further insights into businesses and industries, generally, and our potential portfolio companies, specifically.

Our due diligence will typically include the following elements (although not all elements will necessarily form part of each due diligence review):

•	thorough review of historical and prospective financial information, including an analysis of collateral coverage, cash flow and valuation multiples and quality of earnings;
•	review of capital structure, including leverage and equity amounts and participants;
•	analysis of the business of the prospective portfolio company, including drivers of growth, customer and supplier concentrations, fixed versus variable costs and sensitivity analyses (with a focus on downside scenario analysis);
•	analysis of the industry in which the prospective portfolio company operates, including its competitive position, industry size and growth rates, competitive outlook, barriers to entry, and technological, regulatory and similar considerations;
•	interviews with management, employees, customers and vendors and analysis of management’s track record, quality, breadth and depth;
•	preparation or review of material contracts and loan documents;
•	when appropriate, background checks on key managers and research relating to the company’s business, industry, markets, products and services; and
•	third-party research relating to the company’s management, industry, markets, products and services and competitors.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants as well as other outside advisers, as appropriate.

Investment Committee

Upon the completion of due diligence and a decision to proceed with an investment in a company, the principals leading the investment will present the investment opportunity to our investment adviser’s investment committee, which will determine whether to pursue the potential investment. All new investments will be required to be reviewed by the investment committee of our investment adviser, which currently consists of the following seven members: Joseph Tansey, Steven Stuart, Rafael Astruc, Brian Chase, Mitch

Drucker, Susan George and Terence Moore. As our investment adviser adds senior investment professionals subsequent to this offering, our investment adviser may add them to its investment committee. The members of our investment committee will receive no compensation from us. These members will be employees or partners of our investment adviser and will receive compensation or profit distributions from our investment adviser.

Investment Structure

Once our investment adviser or, in the case of GF 2010-1, the collateral manager, determines that a prospective portfolio company is suitable for investment, it will work with the company’s management and its other capital providers to structure an investment. Our investment adviser intends to negotiate among these parties to agree how our investment should be structured relative to the other capital in the portfolio company’s capital structure.

We expect to structure our loans as follows:

Secured Loans.  We typically will structure these loans, which include unitranche loans, with either a first or second lien security interest in the portfolio company’s assets that will support the repayment of such loans. First and second lien senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity but in all cases amortization will be based on the free cash flows generated by the portfolio company and available for debt service. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans also generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In these cases, maturity extension or restructuring could be necessary to preserve collateral and enterprise value. Secured loans may include a PIK interest feature although we expect that a majority of the interest will be cash pay.

Special Situations Loans.  These loans can be either secured or unsecured and often support an operational or financial restructuring. These loans can also include situations that require unusual speed to closing or structural flexibility. In some cases we will structure these loans as secured debtor-in-possession or bankruptcy exit loans. We will seek to obtain security interests in the assets of the portfolio company borrowers that serve as collateral in support of the repayment of such loans. Such collateral may take the form of first-priority or second-priority liens on the assets of the portfolio company borrower. Our special situation loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity, and may include a PIK interest feature although we expect that a majority of the interest will be cash pay.

Unsecured Loans.  We typically will structure these loans as unsecured, subordinated loans that provide for relatively high, fixed interest rates and provide us with significant current interest income. These loans typically have interest-only payments (often representing a combination of cash pay and payment-in-kind interest) in the early years, with the amortization of principal deferred to maturity. Mezzanine loans, which are often unsecured, generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. We expect that mezzanine loans will typically provide for a portion of the interest to be paid-in-kind. In these cases, maturity extension or restructuring could be necessary to preserve collateral and enterprise value.

Warrants and Minority Equity Securities.  In some cases, we may receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan. As a result, if a portfolio company appreciates in value, we may achieve additional investment return. We may also structure warrants to include provisions protecting its rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may seek to obtain registration rights in connection with these equity interests, which may include demand and “piggy-back” registration rights.

We intend to tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects its rights and manages risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	investing between $10 million and $25 million per transaction;
•	maintaining an emphasis on capital preservation;
•	requiring a targeted unlevered annual effective yield of between 10% and 15%, excluding any warrants or other equity interests received by us as part of such investment;
•	making investments which afford us a significant capital cushion in the form of junior capital and/or asset coverage as well as adequate lender protections in loan documentation; and
•	selecting investments that our investment adviser believes have a low probability of loss.

We expect to hold most of our investments to maturity or repayment but may sell some investments earlier if liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Ongoing Monitoring

We view active portfolio monitoring as a vital part of the investment process. Our investment adviser will monitor the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

We expect that our investment adviser will use several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success in adhering to portfolio company’s business plan and compliance with covenants;
•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•	comparisons to other portfolio companies in the industry, if any;
•	attendance at and participation in board meetings; and
•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

Our investment adviser will assign an internal rating for each of our portfolio companies. The rating scale is a numeric scale of 1 to 4 based on the credit attributes and prospects of the portfolio company’s business. In general, we use the ratings as follows:

•	a rating of 1 denotes a high quality investment with no loss of principal expected;
•	a rating of 2 denotes a moderate to high quality investment with no loss of principal expected;
•	a rating of 3 denotes a moderate quality investment with market rates of expected loss of principal and potential non-compliance with financial covenants; and
•	a rating of 4 denotes a low quality investment with an expected loss of principal. In case of risk grade 4 loans, our investment adviser will assign a recovery value to the loan.

Investments

We seek to create a diverse portfolio that includes senior secured, unitranche, mezzanine and unsecured loans and warrants and minority equity securities by making investments generally in the range of $10 million to $25 million in U.S. based middle-market companies. Set forth below is a list of our ten largest portfolio company investments as of September 30, 2011, as well as the top ten industries in which we were invested as of September 30, 2011, in each case calculated as a percentage of our total investments as of such date.

Portfolio Company	Fair Value of Investment (dollars in thousands)	Percentage of Total Investments
Roberts-Gordon LLC.	$17,396	5.2%
Weaver Manufacturing, Inc.	16,150	4.8
Next Generation Vending, LLC.	12,497	3.7
EZE Trucking, LLC.	12,372	3.7
Peak 10, Inc.	8,732	2.6
Volume Services America, Inc. (Centerplate)	8,514	2.6
Ozburn-Hessey Holding Company LLC.	6,989	2.1
Strategic Partners, Inc.	6,791	2.0
Avantor Performance Materials Holdings, Inc.	6,703	2.0
Cengage Learning, Inc.	6,681	2.0
	$102,825	30.7%

Portfolio Company	Fair Value of Investment (dollars in thousands)	Percentage of Total Investments
Miscellaneous services	$57,687	17.3%
Miscellaneous manufacturing	34,438	10.3
Communications	27,536	8.3
Transportation services	24,699	7.4
Electrical Equipment	22,766	6.8
Health Services	17,475	5.2
Food Stores – retail	15,848	4.8
Chemicals	14,182	4.3
Apparel products	13,483	4.0
Papers & Allied Products	10,515	3.2
	$238,629	71.6%

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Garrison Capital Administrator or an affiliate of Garrison Capital Administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse Garrison Capital Administrator or an affiliate of Garrison Capital Administrator for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors. See “The Adviser and the Administrator — Administration Agreement.”

Competition

Our primary competitors to provide financing to middle-market companies include public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. As the economic recovery continues, we expect that we may face enhanced competition in the future. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company and that the Code will impose on us as a RIC. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.”

Administration

We will not have any direct employees, and our day-to-day investment operations will be managed by our investment adviser. We have a chief executive officer, chief financial officer and chief compliance officer and, to the extent necessary, our board of directors may elect to hire additional personnel going forward. Our officers will be employees of Garrison Investment Group LP, an affiliate of our investment adviser, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs will be paid by us pursuant to the Administration Agreement. Some of our executive officers described under “Management of the Company” are also officers of Garrison Capital Advisers. See “The Adviser and the Administrator — Administration Agreement.”

Properties

Our executive offices are located at 1350 Avenue of the Americas, New York, New York 10019 and are provided by our administrator pursuant to our Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of our investment adviser, our administrator, Garrison Investment Group or us is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2011 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. See “Regulation — Managerial Assistance to Portfolio Companies.” We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities.

As of September 30, 2011, we held investments in 76 portfolio companies, including investments in 73 portfolio companies held indirectly through GF 2010-1. The investments held by GF 2010-1 consisted of syndicated senior secured loans fair valued at $279.8 million and related indebtedness with a par value of $219.5 million. As of that date, our portfolio had an average investment size of approximately $4.0 million, a weighted average yield of 8.95% and a weighted average maturity of 50 months. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” We do not believe that there are any material differences in the underwriting standards that were used to evaluate these investments and the underwriting standards described in this prospectus that we expect to implement. However, over time we expect that syndicated first lien senior secured loans will represent a smaller percentage of our investment portfolio as we grow our business and our syndicated senior secured investments are repaid or sold in the secondary market and we reinvest the proceeds of such repayments or sales.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Principal Due at Maturity	Amortized Cost	Fair Value of Investment	Percentage of Class Held*
AccentCare, Inc. 135 Technology Drive Suite 500 Irvine, CA 92618	Health Services	Senior Secured Term Loan	6.50% (BASE RATE + 3.25%)	12/22/2016	$1,808,333	$1,800,218	$1,645,582	*
Aerostructures Acquisition, LLC c/o Vitron Manufacturing 18008A N. Black Canyon Hwy. Phoenix, AZ 85053	Transport Equipment	Senior Secured Term Loan	7.25% (BASE RATE + 4.00%)	03/01/2013	$845,290	$789,865	$794,573	*
Alliance Laundry Systems LLC P.O. Box 990 Shepard Street, Ripon, WI 54971	Miscellaneous Manufacturing	Senior Secured Term Loan	6.25% (LIBOR + 4.50%, 1.75% Floor)	09/30/2016	$891,228	$897,822	$880,088	*
Allied Specialty Vehicles, Inc. 2737 N. Forsyth Road Winter Park, FL 32792	Miscellaneous Manufacturing	Senior Secured Term Loan	9.50% (LIBOR + 7.50%, 2.00% Floor)	02/11/2016	$3,980,000	$3,908,952	$3,820,800	*
Alpha Packaging Holdings, Inc. 1555 Page Industrial Blvd. St. Louis, MO 63132	Miscellaneous Manufacturing	Senior Secured Tranche B Term Loan	6.75% (LIBOR + 5.00%, 1.75% Floor)	09/17/2016	$3,217,500	$3,133,561	$3,024,450	*
Andrews International Inc. 27959 Smyth Drive Valencia, CA 91355	Miscellaneous Services	Senior Secured Term Loan	7.50% (BASE RATE + 4.25%)	09/20/2015	$5,775,000	$5,726,367	$5,457,375	*
APS Healthcare, Inc. 8403 Colesville Road Silver Springs, MD 20910	Health Services	Senior Secured 1st Lien	3.49% (LIBOR + 3.25%)	03/30/2013	$3,395,326	$3,236,587	$3,149,165	*
Arclin US Holdings Inc.(2) 5865 McLaughlin Road Unit 3 Mississauga, ON L5R 1B8, Canada	Chemicals	Senior Secured Term Loan 2nd Lien	7.75% (LIBOR + 6.00%, 1.75% Floor)	01/15/2015	$2,639,095	—	—	*
		Senior Secured Term Loan 2nd Lien	8.25% (BASE RATE + 5.00%, 3.25% Floor)	01/15/2015	$20,249	—	—	*
		TOTAL			$2,659,344	$2,550,897	$2,632,750	*
Arrowhead General Insurance Agency, Inc. 701 B Street Suite 2100 San Diego, CA 92101	Insurance	Senior Secured Term Loan	7.50% (LIBOR + 5.75%, 1.75% Floor)	03/04/2017	$4,975,000	$4,885,073	$4,842,168	*

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Principal Due at Maturity	Amortized Cost	Fair Value of Investment	Percentage of Class Held*
Aspect Software, Inc. 300 Apollo Drive Chelmsford, MA 01824	Communications	Senior Secured Tranche B Term Loan	6.25% (LIBOR + 4.50%, 1.75% Floor)	05/07/2016	$5,924,812	$5,937,561	$5,838,902	*
Attachmate Corporation 1500 Dexter Ave N. Seattle, WA 98109	Miscellaneous Services	Senior Secured Term Loan 2nd Lien	9.50% (LIBOR + 8.00%, 1.50% Floor)	10/27/2017	$1,000,000	$990,891	$960,000	*
		Senior Secured Term Loan 1st Lien	6.50% (LIBOR + 5.00%, 1.50% Floor)	04/27/2017	$5,000,000	$4,954,816	$4,800,000	*
Avantor Performance Materials Holdings, Inc. c/o New Mountain Capital LLC 787 Seventh Avenue 49th Floor New York, NY 10019	Chemicals	Senior Secured Term Loan	5.00% (LIBOR + 3.75%, 1.25% Floor)	06/24/2017	$6,982,500	$6,949,164	$6,703,200	*
BBB Industries, LLC 5640 Commerce Blvd. East Mobile, AL 36619	Automotive	Senior Secured Term Loan 1st Lien	6.50% (LIBOR + 4.50%, 2.00% Floor)	06/29/2013	$5,196,080	—	—	*
		Senior Secured Term Loan 1st Lien	6.50% (BASE RATE + 3.25%)	06/29/2013	$8,162	—	—	*
		TOTAL			$5,204,242	$5,064,497	$5,100,158	*
BMP/Pennant Holdings, LLC(3) 9041 Executive Park Drive Suite 300 Knoxville, TN 37923	Restaurants	Senior Secured Term Loan A	6.46% (LIBOR + 5.00% Cash, LIBOR + 1.00% PIK)	06/27/2014	$2,931,791	—	—	*
		Senior Secured Term Loan A	6.30% (LIBOR + 5.00% Cash, LIBOR + 1.00% PIK)	06/27/2014	$6,010	—	—	*
		Senior Secured Term Loan A	8.25% (BASE RATE + 4.00% Cash, BASE RATE + 1.00% PIK)	06/27/2014	$7,797	—	—	*
		TOTAL			$2,945,598	$2,487,064	$2,592,121	*
		Senior Secured Term Loan B	12.40% (LIBOR + 6.00% Cash, LIBOR + 6.00% PIK)	06/27/2014	$630,804	—	—	*
		Senior Secured Term Loan B	12.46% (LIBOR + 6.00% Cash, LIBOR + 6.00% PIK)	6/27/2014	$16,369	—	—	*
		Senior Secured Term Loan B	14.25% (BASE RATE + 5.00% Cash, BASE RATE + 6.00% PIK)	06/27/2014	$11,223	—	—	*
		TOTAL			$658,396	$560,970	$427,957	*
BRSP, LLC 505 Fifth Avenue New York, NY 10017	Miscellaneous Services	Senior Secured Term Loan	7.50% (LIBOR + 4.50%, 3.00% Floor)	06/24/2014	$1,786,173	$1,782,185	$1,745,984	*

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Principal Due at Maturity	Amortized Cost	Fair Value of Investment	Percentage of Class Held*
Cengage Learning, Inc. 200 First Stamford Place Suite 400 Stamford, CT 06902	Printing & Publishing	Senior Secured Term Loan	2.49% (LIBOR + 2.25%)	07/03/2014	$8,635,176	$8,082,436	$6,681,467	*
CHS/Community Health Systems, Inc. 4000 Meridian Boulevard Franklin, TN 37067	Health Services	Senior Secured Non-Extended Delayed Draw Term Loan	2.49% (LIBOR + 2.25%)	07/25/2014	$146,125	$†134,124	$†136,171	*
		Senior Secured Non-Extended Funded Term Loan	2.49% (LIBOR + 2.25%)	07/25/2014	$2,848,044	$2,614,144	$2,654,035	*
Convergent Resources, Inc. 6 Concourse Parkway Suite 2920 Atlanta, GA 30328	Business Finance Services	Senior Secured Term Loan	5.74% (LIBOR + 5.50%)	06/30/2012	$3,943,043	$3,844,286	$3,706,460	*
ConvergeOne Holdings Corp. 3344 Highway 149 Eagan, MN 55121	Communications	Senior Secured Term Loan A	2.99% (LIBOR + 2.75%)	05/31/2013	$2,140,727	$1,992,745	$1,969,468	*
Darling International Inc. 251 O’Connor Ridge Boulevard Suite 300 Irving, TX 75038	Food Products	Senior Secured Term Loan	5.00% (LIBOR + 3.50%, 1.50% Floor)	12/17/2016	$150,000	—	—	*
		Senior Secured Term Loan	5.75% (BASE RATE + 2.50%)	12/17/2016	$150,000	—	—	*
		TOTAL			$300,000	$298,687	$297,000	*
Denny’s Inc. 203 E. Main St. Spartanburg, SC 29319	Restaurants	Senior Secured Term Loan	5.25% (LIBOR + 3.75%, 1.50% Floor)	09/30/2016	$3,360,000	$3,383,688	$3,319,008	*
Earthbound Holdings III, LLC 1721 San Juan Highway San Juan Bautista, CA 95045	Crop Agriculture	Senior Secured Term Loan	5.50% (LIBOR + 4.00%, 1.50% Floor)	12/21/2016	$2,977,500	$2,938,443	$2,890,051	*
Educate, Inc. 1001 Fleet Street Baltimore, MD 21202	Educational Services	Senior Secured Term Loan	8.50% (LIBOR + 7.00%, 1.50% Floor)	06/14/2014	$1,824,413	—	—	*
		Senior Secured Term Loan	9.25% (BASE RATE + 6.00%)	06/14/2014	$50,678	—	—	*
		TOTAL			$1,875,091	$1,853,619	$1,856,340	*
eInstruction Corp. 308 N. Carroll Blvd. Denton, TX 76201	Communications	Senior Secured Initial Term Loan	4.49% (LIBOR + 4.25%)	07/02/2013	$3,010,275	—	—	*
		Senior Secured Initial Term Loan	6.25% (BASE RATE + 3.00%)	07/02/2013	$6,175	—	—	*
		TOTAL			$3,016,450	$2,783,493	$2,714,805	*
EZE Trucking, LLC 2584 North Locust Avenue Rialto, CA 92377	Transportation Services	Term Loan	11.00% (LIBOR + 9.25%, 1.75% Floor)	04/26/2016	$12,000,000	$11,890,312	$11,890,312	*
		Common Equity	—	—	—	$254,500	$481,412	2.77%
Fairway Group Acquisition Company 2284 12th Avenue New York, NY 10027	Food Stores – Retail	Senior Secured Term Loan	7.50% (LIBOR + 6.00%, 1.50% Floor)	03/03/2017	$3,980,000	$3,975,597	$3,744,503	*

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Principal Due at Maturity	Amortized Cost	Fair Value of Investment	Percentage of Class Held*
First Data Corporation 6200 South Quebec Street Greenwood Village, CO 80111	Miscellaneous Services	Senior Secured Non-Extended B-3 Term Loan	2.98% (LIBOR + 2.75%)	09/24/2014	$4,000,000	$3,472,425	$3,446,000	*
Fleetgistics Holdings, Inc. c/o Fleetgistics Enterprises, Inc. 7701 Forsyth Blvd. Suite 600 St. Louis, MO 63105	Transportation Services	Senior Secured Term Loan	7.50% (LIBOR + 5.50%, 2.00% Floor)	03/23/2015	$2,907,979	—	—	*
		Senior Secured Term Loan	7.75% (BASE RATE + 4.50%)	03/23/2015	$42,819	—	—
		TOTAL			$2,950,798	$2,956,874	$2,891,782	*
General Chemical Corporation 90 East Halsey Road Parsippany, NJ 07054	Chemicals	Senior Secured New Tranche B Term Loan	5.00% (LIBOR + 3.50%, 1.50% Floor)	10/06/2015	$945,882	—	—	*
		Senior Secured New Tranche B Term Loan	5.75% (BASE RATE + 2.50%)	10/06/2015	$2,059	—	—	*
		TOTAL			$947,941	$947,941	$905,284	*
Goodman Global, Inc. 5151 San Felipe Suite 500 Houston, TX 77056	Machinery	Senior Secured Initial Term Loan 1st Lien	5.75% (LIBOR + 4.00%, 1.75% Floor)	10/28/2016	$930,833	$922,916	$918,621	*
Gundle/SLT Environmental, Inc. 19103 Gundle Road Houston, TX 77073	Miscellaneous Manufacturing	Senior Secured Term Loan	7.00% (LIBOR + 5.50%, 1.50% Floor)	05/27/2016	$3,925,926	—	—	*
		Senior Secured Term Loan	7.75% (LIBOR + 4.50%, 3.25% Floor)	05/27/2016	$64,074	—	—	*
		TOTAL			$3,990,000	$3,952,872	$3,770,550	*
Hoffmaster Group, Inc. 2920 N. Main Street Oshkosh, WI 54901	Papers & Allied Products	Senior Secured Term Loan 1st Lien	7.00% (LIBOR + 5.00%, 2.00% Floor)	06/02/2016	$6,761,867	$6,693,693	$6,525,202	*
Hyland Software, Inc. 28500 Clemens Road Westlake, OH 44145	Communications	Senior Secured Term Loan	5.75% (LIBOR + 4.25%, 1.50% Floor)	12/19/2016	$3,970,000	$3,970,299	$3,824,420	*
iStar Financial Inc. 1114 Avenue of the Americas New York, NY 10036	Finance Lessors	Senior Secured Tranche A-1 Loan	5.00% (LIBOR + 3.75%, 1.25% Floor)	06/28/2013	$4,802,747	$4,759,167	$4,624,133	*
		Senior Secured Tranche A-2 Loan	7.00% (LIBOR + 5.75%, 1.25% Floor)	06/30/2014	$3,000,000	$2,884,154	$2,812,500	*
Intelligrated, Inc. 7901 Innovation Way Mason, OH 45040	Machinery	Senior Secured Term Loan	7.50% (LIBOR + 5.75%, 1.75% Floor)	02/18/2017	$4,812,500	$4,769,332	4,656,093	*
Kenan Advantage Group, Inc. (The) 4366 Mt. Pleasant St. North Canton, OH 44720	Transportation Services	Senior Secured Term Loan	4.50% (LIBOR + 3.25%, 1.25% Floor)	06/11/2016	$2,977,500	$2,951,927	$2,927,270	*

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Principal Due at Maturity	Amortized Cost	Fair Value of Investment	Percentage of Class Held*
LabelCorp Holdings, Inc. 13321 California St. Suite 400 Omaha, NE 68154	Papers & Allied Products	Senior Secured Term Loan 1st Lien Retired	7.00% (BASE RATE + 3.75%)	05/29/2017	$3,990,000	$3,952,427	$3,990,000	*
Landry’s Inc. (fka Landry’s Restaurants, Inc.) 1510 West Loop South Houston, TX 77027	Restaurants	Senior Secured Term Loan	6.25% (LIBOR + 4.50%, 1.75% Floor)	12/01/2014	$2,970,000	$2,939,997	$2,888,325	*
Marshall Retail Group LLC 5385 Wynn Road Las Vegas, NV 89118	Apparel & Accessory Stores	Senior Secured Term Loan A	7.25% (LIBOR + 4.50%, 2.75% Floor)	04/16/2013	$1,532,145	$1,459,789	$1,516,823	*
Network Solutions, LLC 13861 Sunrise Valley Drive Suite 300 Herndon, VA 20171	Business Services	Senior Secured Initial Term Loan 1st Lien	2.49% (LIBOR + 2.25%)	03/07/2014	$5,207,117	$4,977,854	$5,181,081	*
Next Generation Vending, LLC 500 Boylston Street, 18th Floor Boston, MA 02116	Food Stores – Retail	Revolver	10.50% (LIBOR + 9.00%)	08/04/2016	$342,857	$336,196	$336,196	*
		Revolver	1.00% (LIBOR + 1.00%)	08/04/2016	$1,800,000	$(34,973)	$(34,973)
		Term Loan	10.50% (LIBOR + 9.00%, 1.50% Floor)	08/04/2016	$12,000,000	$11,766,850	$11,766,850	*
		Class A-2 Units	—	—	—	$428,571	$428,571	2.9%
Ocwen Financial Corporation 1661 Worthington Road Suite 100 West Palm Beach, FL 33409	Business Finance Services	Senior Secured Initial Term Loan	7.00% (LIBOR + 5.50%)	06/30/2012	$4,875,000	$4,787,718	$4,710,469	*
Orbitz Worldwide, Inc. 500 W. Madison Street Suite 1000 Chicago, Illinois 60661	Hotels & Motels	Senior Secured Term Loan	3.32% (LIBOR + 3.00%)	07/25/2014	$1,648,431	—	—	*
		Senior Secured Term Loan	3.34% (LIBOR + 3.00%)	07/25/2014	$2,872,463	—	—	*
		Senior Secured Term Loan	3.24% (LIBOR + 3.00%)	07/25/2014	$1,318,072	—	—	*
		TOTAL			$5,838,966	$5,462,453	$4,955,822	*
Ozburn-Hessey Holding Company LLC 7101 Executive Center Drive Suite 333 Brentwood, TN 37027	Transportation Services	Senior Secured Term Loan	7.50% (LIBOR + 5.50%, 2.00% Floor)	04/08/2016	$7,627,613	—	—	*
		Senior Secured Term Loan	7.75% (LIBOR + 4.50%, 3.25% Floor)	04/08/2016	$292,386	—	—	*
		TOTAL		$7,919,999	$7,468,617	$6,989,398	*
Peak 10, Inc. 8910 Lenox Point Drive Suite A Charlotte, NC 28273	Miscellaneous Services	Senior Secured Term Loan B	6.75% (LIBOR + 5.00%, 1.75% Floor)	10/05/2016	$8,910,000	$8,832,419	$8,731,800	*
Pelican Products, Inc. 23215 Early Avenue Torrance, CA 90505	Miscellaneous Manufacturing	Senior Secured Term Loan	5.00% (LIBOR + 3.50%, 1.50% Floor)	03/07/2017	$3,970,000	$3,970,000	$3,811,200	*

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Principal Due at Maturity	Amortized Cost	Fair Value of Investment	Percentage of Class Held*
Physiotherapy Associates, Inc. c/o Benchmark Medical, Inc. 101 Lindenwood Drive Malvern, PA 19355	Health Services	Senior Secured Term Loan	7.50% (BASE RATE + 4.25%)	06/28/2013	$4,551,545	$4,105,003	$4,361,882	*
		Senior Secured Term Loan 2nd Lien	12.00% (BASE RATE + 8.75%)	12/31/2013	$1,000,000	$665,539	$815,000	*
Porex Corporation 500 Bohannon Road Fairburn, GA 30213	Chemicals	Senior Secured US Term Loan A	6.75% (LIBOR + 5.25%, 1.50% Floor)	03/31/2015	$3,966,744	—	—	*
		Senior Secured US Term Loan A	7.50% (BASE RATE + 4.25%)	03/31/2015	$54,168	—	—	*
		TOTAL			$4,020,912	$3,990,733	$3,940,494	*
Princeton Review, Inc. (The) 111 Speen Street Framingham, MA 01701	Printing & Publishing	Senior Secured Term Loan	7.00% (LIBOR + 5.50%, 1.50% Floor)	12/07/2014	$2,625,000	$2,582,444	$2,441,250	*
Protection One, Inc. 1035 N.3d Street Suite 101 Lawrence, KS 66044	Miscellaneous Services	Senior Secured Term Loan B	6.00% (LIBOR + 4.25%, 1.75% Floor)	06/04/2016	$2,616,154	$2,610,511	$2,557,290	*
Provo Craft & Novelty, Inc. 151 E. 3450 North Spanish Fork, UT 84660	Miscellaneous Retail	Senior Secured Term Loan	9.25% (BASE RATE + 6.00%)	03/22/2016	$4,038,462	$3,939,089	$2,140,385	*
		Common Equity	—	—	—	—	$100	1.45%
PSP Group, LLC 22710 Haggerty Rd. Suite 100 Farmington Hills, MI 48335	Miscellaneous Retail	Senior Secured Term Loan	6.25% (LIBOR + 4.75%, 1.50% Floor)	09/13/2016	$4,614,706	$4,554,529	$4,568,559	*
R360 Environmental Solutions, Inc. One Franklin Parkway Building 910, Suite 120 San Mateo, CA 94403	Miscellaneous Services	Senior Secured Term Loan A	8.00% (LIBOR + 6.00%, 2.00% Floor)	12/29/2014	$4,166,667	$4,132,773	$4,041,667	*
		Senior Secured Tranche B Loan	8.50% (LIBOR + 6.50%, 2.00% Floor)	07/01/2015	$2,962,500	$2,950,528	$2,895,844	*
Renfro Corporation P.O. Box 908, 661 Linville Road Mount Airy, NC 27030	Apparel Products	Senior Secured Tranche B-1 Term Loan	5.50% (LIBOR + 4.25%, 1.25% Floor)	10/05/2016	$1,989,950	$1,987,647	$1,910,352	*
Roberts-Gordon LLC 1250 Williams Street, P.O. Box 44 Buffalo, NY 14240	Electrical Equipment	Senior Secured Term Loan	12.00% (LIBOR + 10.00%, 2.00% Floor)	04/20/2016	$17,719,000	$17,396,237	$17,396,237	*
Scitor Corporation 2251 Corporate Park Drive Suite 300 Herndon, VA 20171	National Security	Senior Secured Term Loan	5.00% (LIBOR + 3.50%, 1.50% Floor)	02/15/2017	$4,962,500	$4,940,704	$4,522,078	*
Scotsman Industries, Inc. 775 Corporate Woods Parkway Vernon Hills, IL 60061-3112	Machinery	Senior Secured Term Loan	5.75% (LIBOR + 4.25%, 1.50% Floor)	04/30/2016	$3,396,009	$3,396,010	$3,294,129	*
Shield Finance Co. S.a.r.l. c/o Pentagon Holdings S.a.r.l. 41 Boulevard Prince Henri L-1724 Luxembourg	Communications	Senior Secured Dollar Term B-2 Incremental Term Loan	7.63% (LIBOR + 5.63%, 2.00% Floor)	06/15/2016	$1,995,000	$1,985,531	$1,935,150	*

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Principal Due at Maturity	Amortized Cost	Fair Value of Investment	Percentage of Class Held*
SI Organization, Inc. 720 Vandenburg Road PA/C King of Prussia, PA 19406	Specialty Services	Senior Secured New Tranche B Term Loan	4.50% (LIBOR + 3.25%, 1.25% Floor)	11/22/2016	$3,970,000	$3,950,746	$3,619,330	*
SMG c/o SMG Holdings, Inc. 701 Market Street Suite 4400 Philadelphia, PA 19106	Miscellaneous Services	Senior Secured Term Loan B	3.40% (LIBOR + 3.00%)	07/27/2014	$1,347,654	—	—	*
		Senior Secured Term Loan B	3.25% (LIBOR + 3.00%)	07/27/2014	$5,689,707	—	—	*
		TOTAL			$7,037,361	$6,703,262	$6,579,932	*
Source Refrigeration & HVAC, Inc.(3) 800 E. Orangethorpe Avenue Anaheim, CA 92801	Electrical Equipment	Senior Secured Term Loan A	11.00% (BASE RATE + 7.75%)	12/31/2012	$1,126,354	$1,069,820	$1,058,773	*
Strategic Partners, Inc. 9800 De Soto Avenue Chatsworth, CA 91311	Apparel Products	Senior Secured Term Loan	7.25% (LIBOR + 5.50%, 1.75% Floor)	08/23/2016	$6,930,000	$6,930,000	$6,791,400	*
Syncsort Incorporated 50 Tice Boulevard Woodcliff Lake, NJ 07677	Electrical Equipment	Senior Secured Term Loan	7.50% (LIBOR + 5.50%, 2.00% Floor)	03/31/2015	$4,490,463	$4,416,414	$4,310,844	*
TASC, Inc. 4805 Stonecroft Boulevard Chantilly, VA 20151	Specialty Services	Senior Secured New Tranche B Term Loan	4.50% (LIBOR + 3.25%, 1.25% Floor)	12/18/2015	$995,733	$991,196	$944,015	*
TeleGuam Holdings, LLC. 624 North Marine Corps Drive Tamuning, Guam 96913	Communications	Senior Secured Term Loan 1st Lien	5.50% (LIBOR + 4.00%, 1.50% Floor)	06/09/2016	$3,950,000	$3,931,502	$3,846,313	*
Totes Isotoner Corp. 9655 International Boulevard Cincinnati, OH 45246	Apparel Products	Senior Secured Delayed Draw Term Loan	7.25% (LIBOR + 5.75%, 1.50% Floor)	07/07/2017	$468,750	$468,750	$449,217	*
		Senior Secured Initial Term Loan 1st Lien	7.25% (LIBOR + 5.75%, 1.50% Floor)	07/07/2017	$4,519,922	$4,432,989	$4,331,557	*
Transaction Network Services, Inc.(4) 11380 Commerce Park Drive Suite 600 Reston, VA 20191	Communications	Senior Secured Initial Term Loan	6.00% (LIBOR + 4.00%, 2.00% Floor)	11/18/2015	$4,586,136	$4,593,908	$4,563,201	*
Transtar Holding Company 7350 Young Drive Walton Hills,OH 44146	Automotive	Senior Secured Term Loan 1st Lien	4.50% (LIBOR + 3.25%, 1.25% Floor)	12/21/2016	$2,977,500	$2,977,500	$2,850,956	*
U.S. TelePacific Corp. 515 S. Flower St. 47th Floor Los Angeles, CA 90071	Communications	Senior Secured Term Loan	5.75% (LIBOR + 4.50%, 1.25% Floor)	02/23/2017	$2,986,546	$2,981,878	$2,843,760	*
Unifrax 2351 Whirlpool Street Niagara Falls, NY 14305	Miscellaneous Manufacturing	Senior Secured Incremental Term Loan	5.50% (LIBOR + 4.00%, 1.50% Floor)	05/02/2013	$3,000,000	$2,972,337	$2,981,250	*
United States Infrastructure Corporation 13085 Hamilton Crossing Blvd. Suite 200 Carmel, IN 46032	Miscellaneous Services	Senior Secured Term Loan	5.50% (LIBOR + 4.25%, 1.25% Floor)	07/29/2017	$1,980,000	$1,980,000	$1,930,500	*
Universal Fiber Systems, LLC 14401 Industrial Park Road Bristol, VA 24202	Textile Products	Senior Secured Term Loan 1st Lien	7.00% (LIBOR + 5.25%, 1.75% Floor)	06/26/2015	$4,812,500	$4,772,357	$4,620,000	*

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Principal Due at Maturity	Amortized Cost	Fair Value of Investment	Percentage of Class Held*
Virtual Radiologic Corporation c/o Providence Equity Partners LLC 9 West 57th Street, Ste. 4700 New York, NY 10019	Health Services	Senior Secured Term Loan B	7.75% (BASE RATE + 4.50%)	12/22/2016	$4,987,500	$4,940,710	$4,713,188	*
Vision Solutions, Inc. 15300 Barranca Parkway Irvine, CA 92618	Miscellaneous Services	Senior Secured Term Loan	6.00% (LIBOR + 4.50%, 1.50% Floor)	07/23/2016	$6,343,722	$6,288,785	$6,026,536	*
Volume Services America, Inc. (Centerplate) 2187 Atlantic Street 6th Floor Stamford, CT 06902	Miscellaneous Services	Senior Secured Term Loan A	10.00% (LIBOR + 8.00%, 2.00% Floor)	09/16/2015	$1,695,000	—	—	*
		Senior Secured Term Loan A	10.25% (BASE RATE + 7.00%)	09/16/2015	$5,000	—	—	*
		TOTAL			$1,700,000	$1,678,535	$1,674,500	*
		Senior Secured Term Loan B	10.50% (LIBOR + 8.50%, 2.00% Floor)	09/16/2016	$6,927,404	—	—	*
		Senior Secured Term Loan B	10.75% (BASE RATE + 7.50%)	09/16/2016	$2,596	—	—	*
		TOTAL			$6,930,000	$6,824,545	$6,839,079	*
Weaver Manufacturing, Inc. 1005 East 17th Street Wichita, Kansas 64214	Miscellaneous Manufacturing	Senior Secured Term Loan	11.20% (LIBOR + 9.70%, 1.50% Floor)	03/30/2016	$16,150,000	$16,004,766	$16,150,000	*
Total						$342,461,361	$333,274,510

*	Percentage of class held refers only to common and preferred equity held, if any, and is calculated on a fully diluted basis.
(1)	All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR, the Euro Interbank Offered Rate, or EURIBOR, or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate) and may reset daily, quarterly, monthly or semiannually. For each debt investment, we have provided the current interest rate in effect as of September 30, 2011.
(2)	Non-U.S. company or principal place of business outside of the United States.
(3)	A portion of the interest may be deferred through a PIK interest rate option.
(4)	Public company.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of seven members, four of whom are not “interested persons” of Garrison Capital as defined in Section 2(a)(19) of the 1940 Act, and are “independent” as determined by our board of directors, consistent with the rules of the NASDAQ Global Select Market. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

Board of Directors and its Leadership Structure

Under our certificate of incorporation, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Oversight of our investment activities extends to oversight of the risk management processes employed by our investment adviser as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our investment adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of our investments.

The board of directors has established an audit committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Joseph Tansey, Co-President of Garrison Investment Group, and therefore an interested person of Garrison Capital, serves as Chairman of the board of directors. Our board of directors believes that it is in the best interests of our investors for Mr. Tansey to lead the board of directors because of his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below.

The board of directors does not have a lead independent director. However, Mr. Martin and Mr. Shewmaker, the chairman of the audit committee and the nominating and corporate governance committee, respectively, are independent directors and act as liaisons between the independent directors and management between meetings of the board of directors and is involved in the preparation of agendas for board and committee meetings. The board of directors believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board of directors also believes that its small size creates an efficient governance structure that provides opportunity for direct communication and interaction between our investment adviser and the board of directors.

Directors

Information regarding the members of the board of directors as of the date of this prospectus is as follows:

Name	Age	Position	Director Since	Expiration of Term	Principal Occupation During Past Five Years	Other Directorships Held
Interested Directors
Joseph Tansey	39	Chairman of the board of directors and Chief Executive Officer	2011	2012	Co-President – Garrison Investment Group (March 2007 – present) Managing Director – Fortress (2002 – March 2007)
Rafael Astruc	43	Director	2011	2013	President – Cicero Alternative Asset Management, LLC (January 2011 – present) Co-founder – Private Advisors, LLC (January 1997 – December 2010)	Director – Private Advisors, LLC (January 1997 – December 2010)
Brian Chase	34	Chief Financial Officer, Treasurer and Director	2011	2014	Chief Operating Officer and Chief Financial Officer – Garrison Investment Group (March 2007 to present)
					Chief Financial Officer – The Blackstone Group, Distressed Securities business (2005 – March 2007)
Independent Directors
Roy Guthrie	58	Director	2011	2014	Executive Vice President – Discover Financial Services (2005 – present) Chief Financial Officer – Discover Financial Services (2005 – April 2011)	Director – Blumstein Brands, Inc. (2010 – present)
Cecil Martin	70	Director	2011	2012	Independent Commercial Real Estate Investor	Director – Crosstex Energy, Inc. (2006 – present)
Director – Crosstex Energy, L.P. (2006 – present) Director – Comstock Resources, Inc. (1998 – present)
						Director – Bois d’Arc Energy, Inc. (2006 – 2008)
Bruce Shewmaker	65	Director	2011	2013	Managing Director – MVC Capital, Inc. (November 2003 – present) Senior Investment Professional – Tokarz Group Advisers, LLC (November 2006 – present)	Director – Harris & Harris Group, Inc.
(August 2011 – present)
Member of Board of Managers – MVC Partners LLC (November 2006 – present)
Director – Velocitius B.V. (June 2006 – present)
Director – Vestal Manufacturing Enterprises, Inc. (April 2004 – present)
Director – Foliofn, Inc. (March 2004 – present)
Director – Infrared Imaging Systems, Inc. (2001 – 2007)
						Director – Process Claims, Inc. (June 2005 – June 2006)
Matthew Westwood	41	Director	2011	2014	Director and Principal – Wilshire Associates Incorporated (1997 – 2010)	Director – Pittsburgh Venture Capital Association (July 2004 – June 2006)

The address for each director is c/o Garrison Investment Group, 1350 Avenue of the Americas, New York, New York 10019.

Executive Officers Who are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Julian Weldon	39	Chief Compliance Officer

The address for each executive officer is c/o Garrison Investment Group, 1350 Avenue of the Americas, New York, New York 10019.

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Joseph Tansey has served as Chairman of our board of directors and Chief Executive Officer since 2011 and is a member of our investment committee. He has served as Co-President of Garrison Investment Group since its formation in March 2007. Prior to forming Garrison Investment Group, Mr. Tansey was a Managing Director at Fortress from 2002 to 2007 and a partner of Drawbridge from its inception in August 2002 to March 2007. At Drawbridge, he was responsible for investment and loan structuring with a focus on structured finance and real estate transactions. Most recently, he ran Drawbridge’s rediscount lending business. From 1998 to 2002, Mr. Tansey worked at Goldman Sachs & Co. in Tokyo, Hong Kong and New York as a member of the Asian Special Situations Group, the Real Estate Principal Investment Group and the Mortgages Department. Prior to joining Goldman Sachs, Mr. Tansey worked at Starwood Capital Group from 1995 to 1998 where he was involved in the acquisition and management of real estate operating businesses and distressed debt. Mr. Tansey received a B.A. and a B.S. from The University of Pennsylvania.

Rafael Astruc has served as a director since 2011 and is a member of our investment committee. Mr. Astruc is currently the president of Cicero Alternative Asset Management, LLC, an advisory firm he founded in January 2011 that provides strategic advisory services to Garrison Investment Group. Prior to founding Cicero Alternative Asset Management, LLC, Mr. Astruc co-founded Private Advisors, LLC, a fund of funds platform specializing in hedge funds and private equity partnerships targeting middle market buyouts, in 1997. While at Private Advisors, LLC from 1997 through 2010, Mr. Astruc served on the board of directors, management committee and investment committee and focused on credit, distressed, direct lending and private equity strategies, with responsibility for portfolio construction, manager selection, due diligence and interfacing with institutional investors and consultants. Prior to co-founding Private Advisors, Mr. Astruc served as an associate at Matrix Capital Markets Group, Inc., a merger and acquisition advisory firm representing sellers of privately-held businesses in the middle market. Over the course of his career, Mr. Astruc has served on numerous private equity and hedge fund advisory boards. Mr. Astruc received a B.S. from George Mason University.

Brian Chase has served as our Chief Financial Officer, Treasurer and director since 2011. Mr. Chase is also a member of our investment committee. He joined Garrison Investment Group at its formation in March 2007 and currently serves as its chief operating officer and chief financial officer with responsibility for structuring of funds, financing, operations, tax, accounting and general administration. Prior to joining Garrison Investment Group, from 2005 until March 2007, Mr. Chase was chief financial officer of the Distressed Securities business at The Blackstone Group, where he was responsible for building and overseeing the fund infrastructure and operations. From 2002 until 2005, Mr. Chase was a controller for Fortress where he helped develop and oversee the fund’s accounting, tax, financing and operations. Prior to Fortress, Mr. Chase worked at UBS Alternative Investment Group, a manager of equity and distressed hedge funds, and in the Capital Markets Group at PricewaterhouseCoopers LLP specializing in hedge fund audits. Mr. Chase received a B.S. from the State University of New York at Binghamton and is a Certified Public Accountant (inactive).

Independent Directors

Roy Guthrie has served as a director since 2011. Mr. Guthrie has served as the executive vice president of Discover Financial Services since 2005 and served as its chief financial officer from 2005 through April 2011. Mr. Guthrie has also served as an independent director and audit committee member for Bluestem Brands, Inc. since 2010. Prior to joining Discover Financial Services, Mr. Guthrie was the president and chief executive officer of Citi Financial International, LTD, a consumer finance business of Citigroup Inc., and a member of Citigroup Inc.’s Management Committee from 2000 to 2004. Prior to joining Citi Financial International, LTD, Mr. Guthrie spent 22 years in various capacities with Associates First Capital Corporation, including serving as its chief financial officer from 1996 to 2000 and as a member of its board of directors from 1998 to 2000. Mr. Guthrie received a B.A. from Hanover College and an M.B.A. from Drake University.

Cecil Martin has served as a director since 2011. Mr. Martin is an independent commercial real estate investor. Mr. Martin has served as a director of Comstock Resources, Inc. since 1988 and currently serves as its independent lead director and chairman of its audit committee. Since 2006, he has served on the board of directors of Crosstex Energy, Inc. and Crosstex Energy, L.P. and is a member of the audit committee and chair of the compensation committee of Crosstex Energy, L.P. From 2006 through 2008, Mr. Martin was a director and chairman of the audit committee of Bois d’Arc Energy, Inc. In addition, from 1973 to 1991 he served as chairman of a public accounting firm in Richmond, Virginia. Mr. Martin received a B.B.A. from Old Dominion University and is a Certified Public Accountant in the Commonwealth of Virginia.

Bruce Shewmaker has served as a director since 2011. Mr. Shewmaker has served as a managing director for MVC Capital, Inc. since November 2003 and as a senior investment professional for The Tokarz Group Advisers, LLC, MVC Capital, Inc.'s external management company, since November 2006. Mr. Shewmaker also currently serves as a board member for Foliofn, Inc., MVC Partners LLC, Velocitius B.V., Vestal Manufacturing Enterprises, Inc. and Harris & Harris Group, Inc. Prior to joining MVC Capital, Inc., Mr. Shewmaker served as a managing director for E*OFFERING Corp., an investment banking firm, from 1999 to 2001. Mr. Shewmaker was also president and chief executive officer of The US Russia Investment Fund from 1997 to 1998 and spent 10 years at Merrill Lynch & Co., Inc., where he co-founded Merrill Lynch Venture Capital, Inc. and participated in sourcing, negotiating and monitoring private equity transactions, including leveraged buyouts and venture capital investments. During his career, Mr. Shewmaker has served on numerous boards, including Infrared Imaging Systems, Inc. from 2001 to 2007 and MVC Capital, Inc. from 2003 to 2004. Mr. Shewmaker received a B.S. from The Ohio State University.

Matthew Westwood has served as a director since 2011. Mr. Westwood most recently served as the Managing Director and Principal of Wilshire Associates Incorporated from 1997 to 2010. While at Wilshire Associates Incorporated, Mr. Westwood was also a senior investment professional for Wilshire Private Markets, a global private equity fund of funds. At Wilshire Private Markets, Mr. Westwood focused on private equity partnership investments, co-investments, and secondary investments with responsibility for investment strategy, market research, portfolio construction, investment sourcing, due diligence, and interfacing with institutional clients and consultants. Prior to joining Wilshire Associates Incorporated, Mr. Westwood worked at Ernst & Young, LLP from 1992 to 1996 where he managed audit and consulting engagements for both public and private clients. During his career, Mr. Westwood has served on numerous private equity limited partner advisory boards, including serving as a board member of the Pittsburgh Venture Capital Association from July 2004 to June 2006 and as a member of Wilshire Associates Incorporated’s 401k Committee from December 2006 to March 2010. Mr. Westwood received a B.S. from Villanova University and an M.B.A. from the University of Pittsburgh. Mr. Westwood is currently an inactive Certified Public Accountant.

Executive officers who are not directors

Julian Weldon has served as our Chief Compliance Officer and Secretary since 2011. Mr. Weldon is the General Counsel for Garrison Investment Group. Prior to joining Garrison in September 2008, Mr. Weldon was Senior Counsel in the Banking department in the New York office of Allen & Overy LLP where he advised on their lending activities across a wide range of product areas. Earlier in his career, Mr. Weldon worked in the Banking department in Allen & Overy’s London office from March 1997 to July 2000. Mr. Weldon was seconded to the leverage finance team of The Goldman Sachs Group, Inc. in London from 1998 to 1999 and also spent five months in 2000 seconded to the internal legal team of Barclays Bank plc in

New York. Mr. Weldon attended law school at the College of Law in London and obtained an undergraduate degree in law (J.D. equivalent) from the University of East Anglia, England. Mr. Weldon is admitted to practice in New York and England.

Committees of the Board of Directors

Audit Committee

The members of the audit committee are Messrs. Guthrie, Martin, Shewmaker and Westwood, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. Mr. Martin serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. Our board of directors has determined that Mr. Martin is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Exchange Act. In addition, each member of our audit committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Guthrie, Martin, Shewmaker and Westwood, each of whom is independent for purposes of the 1940 Act and the corporate governance regulations of The NASDAQ Global Select Market. Mr. Shewmaker serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

The nominating and corporate governance committee will consider nominees to the board of directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Compensation Committee

We will not have a compensation committee because our executive officers will not receive any direct compensation from us. Our board of directors, as a whole, participates in the consideration of director compensation and decisions on director compensation are based on a review of data of comparable business development companies.

Compensation of Directors

Our independent directors each will receive an annual fee of $70,000. They will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board of directors meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee will receive an annual fee of $12,500 and each chairman of any other committee will receive an annual fee of $5,000 for their additional services in these capacities. Independent directors will have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is expected to be paid to directors who are “interested persons.” In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers will receive direct compensation from us. Our allocable portion of the compensation of our chief financial officer and our chief compliance officer will be paid by Garrison Capital Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to us. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the administrators.

CERTAIN RELATIONSHIPS

We have entered into agreements with our investment adviser, in which our senior management and members of our investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with our investment adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors and the members of our investment adviser and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by our investment or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, our investment adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with our investment adviser’s allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns.” Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our investment adviser’s allocation policy provides for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Policies and Procedures for Managing Conflicts

Our investment adviser and its affiliates have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between our investment adviser’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and their other clients. An investment opportunity that is suitable for multiple clients of our investment adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that our investment adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Our investment adviser may manage investment vehicles with similar or overlapping investment strategies with us and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by our adviser and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with the allocation policy of Garrison Investment Group and our investment adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically reviewed by our investment adviser and approved by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. We expect that these determinations will be made similarly for other accounts sponsored or managed by Garrison Investment Group and its affiliates. In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, Garrison Investment Group and our investment adviser will need to decide which client will proceed with the investment. Our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation.” We, Garrison Investment Group and our investment adviser intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts managed by our investment adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Material Non-Public Information

Our senior management, members of our investment committee and other investment professionals from our investment adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

Under the Investment Advisory Agreement, we will pay Garrison Capital Advisers a fee for investment management services consisting of a base management fee and an incentive fee. This fee structure may create an incentive for Garrison Capital Advisers to invest in certain types of securities. Additionally, we rely on investment professionals from our investment adviser to assist our board of directors with the valuation of our portfolio investments. See “— Staffing Agreement.”

The management fee and incentive fee paid to our investment adviser are based on the value of our investments and there may be a conflict of interest when personnel of our investment adviser are involved in the valuation process for our portfolio investments. See “Risk Factors — Risks Relating to our Business and Structure — There are significant conflicts of interest that could affect our investment returns.”

Staffing Agreement

Garrison Capital Advisers is an affiliate of Garrison Investment Group, with whom it has entered into the Staffing Agreement. Under the Staffing Agreement, Garrison Investment Group will make available to Garrison Capital Advisers experienced investment professionals and access to the senior investment personnel and other resources of Garrison Investment Group and its affiliates. The Staffing Agreement should provide Garrison Capital Advisers with access to deal flow generated by the professionals of Garrison Investment Group and commits the members of our investment adviser’s investment committee to serve in that capacity. Garrison Capital Advisers intends to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Garrison Investment Group’s investment professionals.

Administration Agreement

We have entered into an Administration Agreement, pursuant to which Garrison Capital Administrator furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services. Under our Administration Agreement, Garrison Capital Administrator performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. Garrison Capital Advisers is the sole member of and controls Garrison Capital Administrator.

Concurrent Private Placement

Concurrently with the closing of this offering, we will sell to our directors, officers, our investment adviser and the managers of our investment adviser     shares of our common stock in the Concurrent Private Placement at the initial public offering price per share, resulting in aggregate net cash proceeds to us of $     million.

License Agreement

We have entered into the License Agreement with Garrison Investment Group LP pursuant to which Garrison Investment Group LP has agreed to grant us a non-exclusive, royalty-free license to use the name “Garrison.” Under this agreement, we will have a right to use the Garrison name, for so long as Garrison Capital Advisers or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days prior written notice and is also terminable by Garrison Investment Group LP in the case of certain events of non-compliance. Other than with respect to this limited license, we will have no legal right to the “Garrison” name.

Formation Transactions

Certain open-ended funds affiliated with our investment adviser contributed 100% of the stock of Garrison Capital CLO Ltd., which in turn owns all of the Subordinated Notes, to us as of December 31, 2010 in exchange for $80.6 million in fair value of units in Garrison Capital LLC. An independent third-party valuation firm was engaged to provide positive assurance regarding the fair value of the Subordinated Notes that were contributed to us as of the date of such contribution.

Immediately prior to the completion of this offering, Garrison Capital LLC intends to convert into a Delaware corporation, Garrison Capital Inc., and all of the outstanding units in Garrison Capital LLC will be converted into     shares of common stock in Garrison Capital Inc. representing an estimated equivalent price of $     per share based on the fair value of the assets contributed by such members in connection with our formation, as determined in accordance with our valuation procedures. See “Determination of Net Asset Value.” Of these     shares,     shares will be issued to four open-ended funds affiliated with our investment adviser in exchange for their units in Garrison Capital LLC and     shares will be issued to our investment adviser as part of the Pre-Conversion Payment.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately after giving effect to the BDC Conversion and prior to the completion of this offering and the Concurrent Private Placement, there will be     shares of common stock outstanding and     stockholders of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Percentage of common stock outstanding
		Immediately prior to this offering(1) and Concurrent Private Placement(2)		Immediately after this offering(3) and Concurrent Private Placement(2)
Name and address(4)	Type of ownership	Shares owned	Percentage	Shares owned	Percentage
Garrison Investment Group LP(5)	Beneficial		%
Joseph Tansey(6)	Beneficial		%
Steven Stuart(6)	Beneficial		%
Rafael Astruc	Beneficial		%
Brian Chase	Beneficial		%
Roy Guthrie	Beneficial		%
Cecil Martin	Beneficial		%
Bruce Shewmaker	Beneficial		%
Matthew Westwood	Beneficial		%
Julian Weldon	Beneficial		%
All officers and directors as a group (9 persons)			%

(1)	Reflects shares issued in the BDC Conversion.
(2)	Immediately prior to the closing of this offering, we expect to sell shares of common stock in the Concurrent Private Placement at a price of $ per share. We will receive the full proceeds of the Concurrent Private Placement, and no underwriting discounts or commissions will be paid in respect of these shares.
(3)	Assumes the issuance of shares offered by this prospectus. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option
(4)	The address for Garrison Capital Advisers LLC and each executive officer and director is c/o Garrison Investment Group, 1350 Avenue of the Americas, New York, New York 10019.
(5)	Garrison Investment Group LP and its affiliates serve as investment adviser to GSOF-SP LLC, GSOF-SP II LLC, GSOF-SP-DB LLC, GSOF LLC, GSOIF Corporate Loan Pools Ltd. and Garrison Capital Offshore Ltd. By virtue of the investment power held over securities held by GSOF-SP LLC, GSOF-SP II LLC, GSOF-SP-DB LLC, GSOF LLC, GSOIF Corporate Loan Pools Ltd. and Garrison Capital Offshore Ltd., Garrison Investment Group LP and its affiliates may be deemed to have beneficial ownership over the shares indirectly owned by GSOF-SP LLC, GSOF-SP II LLC, GSOF-SP-DB LLC, GSOF LLC, GSOIF Corporate Loan Pools Ltd. and Garrison Capital Offshore Ltd. although voting rights to such securities have been passed through to the members of GSOF-SP LLC, GSOF-SP II LLC, GSOF-SP-DB LLC, GSOF LLC, GSOIF Corporate Loan Pools Ltd. and Garrison Capital Offshore Ltd.
(6)	Messrs. Tansey and Stuart are control persons of Garrison Investment Group LP and its affiliates and Garrison Capital Advisers. The shares of common stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of such entities, each may be viewed as having investment power over shares of common stock indirectly owned by such entities although voting rights to such securities have been passed through to the members of GSOF-SP LLC, GSOF-SP II LLC, GSOF-SP-DB LLC, GSOF LLC, GSOIF Corporate Loan Pools Ltd. and Garrison Capital Offshore Ltd. Messrs. Tansey and Stuart disclaim beneficial ownership of such shares of common stock except to the extent of their respective pecuniary interests therein.
*	Less than 1 percent.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors after giving effect to the Concurrent Private Placement. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Garrison Capital(1)
Independent Directors	$
Roy Guthrie
Cecil Martin
Bruce Shewmaker
Matthew Westwood
Interested Directors
Joseph Tansey	$
Rafael Astruc
Brian Chase

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

THE ADVISER AND THE ADMINISTRATOR

Garrison Capital Advisers is registered with the SEC as an investment adviser, and we and Garrison Capital Advisers have entered enter into the Investment Advisory Agreement.

Garrison Capital Advisers is a newly-formed Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Garrison Capital Advisers are located at 1350 Avenue of the Americas, New York, New York 10019.

Investment Committee

Each of the individuals listed below, in addition to Messrs. Tansey, Astruc and Chase, is a member of our investment committee and has primary responsibility for the day-to-day management of our portfolio. The members of our investment committee are also members of our investment adviser’s investment committee. All of the portfolio managers are employed by Garrison Investment Group.

The members of our investment committee will receive no compensation from us. These members will be employees of Garrison Investment Group and will receive no direct compensation from our investment adviser. The compensation of the members of the investment committee paid by Garrison Investment Group includes an annual base salary and, in certain cases, an annual bonus based on an assessment of short-term and long-term performance. In addition, all of the members of our investment committee have equity interests in Garrison Investment Group or its affiliates, including Garrison Capital Advisers, and may receive distributions of profits in respect of those interests. Garrison Investment Group has employment agreements with the members of the investment committee, and such individuals are subject to certain confidentiality, nonsolicitation and, in most cases, noncompetition provisions to assist Garrison Investment Group in retaining their services.

Members of Our Investment Adviser’s Investment Committee Who Are Not Our Directors or Officers

Mitch Drucker has served as a member of Garrison Capital Advisers’ investment committee since 2011. Mr. Drucker also serves as the co-chief investment officer for Garrison Capital Advisers. Mr. Drucker joined Garrison Investment Group in June 2007 and is responsible for corporate finance transaction origination, analysis and execution. Prior to joining Garrison Investment Group, Mr. Drucker spent 23 years in various capacities with the CIT Group, or CIT, including senior managing director and leader of CIT’s Hedge Fund Coverage and National Restructuring groups from 2006 to 2007 and co-president of CIT Business Capital from 2004 to 2006 during which he presided over a team of 200 professionals. Prior to 2004, Mr. Drucker was CIT’s National Marketing Manager and was a founding member of CIT’s Restructuring Group in 1989. Mr. Drucker received a B.S. from Cornell University and an M.B.A. from the University of Pennsylvania.

Susan George has served as a member of Garrison Capital Advisers’ investment committee since 2011. Ms. George also serves as the chief workout officer for Garrison Capital Advisers. Ms. George joined Garrison Investment Group in March 2008 and is responsible for asset management within the Corporate Finance Group at Garrison Investment Group. Prior to joining Garrison Investment Group, Ms. George spent 21 years in various capacities with CIT, where she specialized in middle market corporate finance with an emphasis on debtor-in-possession, confirmation and turnaround financing activities. From 2005 to 2006, she served as Chief Operating Officer of CIT Business Capital and was a member of the Business Capital Investment Committee at CIT. Ms. George was also a coverage officer for CIT’s Hedge Fund Coverage Group from February 2007 to November 2007. From 1994 to 1995, Ms. George worked at Congress Financial Corporation as a new business originator. Ms. George received a B.S. from Manhattan College.

Terence Moore has served as a member of Garrison Capital Advisers’ investment committee since 2011. Mr. Moore also serves as the co-chief investment officer for Garrison Capital Advisers. Mr. Moore joined Garrison Investment Group in July 2007 and is responsible for corporate finance transaction analysis and execution. Prior to joining Garrison Investment Group, Mr. Moore worked for the Capital Markets group at CIT from January 2005 to June 2007 where he was responsible for leading the firm’s sales and distribution efforts in leveraged finance and asset based lending. Earlier in his career, Mr. Moore was a senior analyst at Moody’s Investors Service, where he was responsible for rating leveraged credits with an emphasis on the healthcare sector, and worked on leveraged finance and leveraged loan syndications at CIBC World Markets, a subsidiary of Canadian Imperial Bank of Commerce, First Union Capital Markets Group, a subsidiary of First Union Corporation, and Chase Manhattan Bank. Mr. Moore received a B.S. from Boston College and an M.B.A. from St. John’s University.

Steven Stuart has served as a member of Garrison Capital Advisers’ investment committee since 2011. He has served as Co-President of Garrison Investment Group since its formation in March 2007. Prior to forming Garrison Investment Group, Mr. Stuart was a Managing Director at Fortress and a partner of Drawbridge from its inception in August 2002 to March 2007. At Drawbridge, Mr. Stuart was a senior partner in the real estate area and had primary responsibility for originating both debt and equity transactions in real estate and was also involved in the origination of transactions across all asset categories in the hedge fund. Prior to joining Fortress, Mr. Stuart was the head of the Leveraged Lending and Real Estate Finance Groups at Shinsei Bank, formerly known as Long Term Credit Bank of Japan, where his group originated corporate and real estate loans in excess of $3 billion. From January 1997 through 1998, he was responsible for loan origination for the Real Estate Finance group at Deutsche Bank. Prior to Deutsche Bank, Mr. Stuart spent nearly 10 years at Goldman Sachs & Co., working in both the Real Estate Group and the Mortgage and Asset-Backed Group, where he focused on real estate financings, distressed asset transactions, loan portfolio sales and the securitization of a wide range of consumer loans, residential mortgages and commercial mortgages. Mr. Stuart received a B.A. from Columbia University.

Portfolio Management

The portfolio managers who are primarily responsible for the day-to-day management of Garrison Capital manage a total of 15 pooled investment vehicles with a total amount of approximately $1.8 billion in assets under management as of September 30, 2011. They are not responsible for the management of any registered investment companies (other than Garrison Capital) or other accounts. The table below shows the dollar range of shares of common stock to be beneficially owned by each manager of our investment adviser and each of our officers after giving effect to the Concurrent Private Placement.

Name	Dollar Range of Equity Securities in Garrison Capital(1)
Joseph Tansey
Rafael Astruc
Brian Chase
Mitch Drucker
Susan George
Terence Moore
Steven Stuart

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.

Investment Advisory Agreement

Garrison Capital Advisers will serve as our investment adviser subsequent to consummation of this offering in accordance with the terms of the Investment Advisory Agreement. Subject to the overall supervision of our board of directors, the investment adviser will manage the day-to-day operations of, and provide investment management services to, us. Under the terms of the Investment Advisory Agreement, Garrison Capital Advisers does and will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	close, monitor and administer the investments we make, including the exercise of any voting or consent rights.

Garrison Capital Advisers’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Under the Investment Advisory Agreement, we will pay Garrison Capital Advisers a fee for investment management services consisting of a base management fee and an incentive fee.

Management Fee.

The base management fee will be calculated at an annual rate of 1.75% of our gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds, and is payable quarterly in arrears. The base management fee will be calculated based on the average carrying value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base investment advisory fees for any partial month or quarter will be appropriately pro rated. Garrison Capital Advisers has agreed to waive its base management fee from the date of our election to become a business development company through June 30, 2012. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within 270 days of purchase.

Incentive Fee.

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not.

The first component, which is income-based, will be calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 2.00% (8.00% annualized);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.50% in any calendar quarter (10.00% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.50%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.50% in any calendar quarter, our investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) is payable to our investment adviser (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to our investment adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. For the avoidance of doubt, no interest will be paid to Garrison Capital Advisers on amounts accrued and not paid in respect of deferred interest.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-based component of the incentive fee:

Quarterly Incentive Fee based on Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to first component of incentive fee

The second, capital gains component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and will equal 20% of our cumulative aggregate realized capital gains from January 1, 2012 through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. We will accrue the capital gains incentive fee if, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) is positive.

Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Our investment adviser has also agreed to waive its incentive fee, if any, from the date of our election to become a business development company through June 30, 2012. With respect to the capital gains-based component of the incentive fee, this waiver applies only to assets sold through June 30, 2012.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%
Hurdle Rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
    (investment income – (base management fee + other expenses)) = 0.5625%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.00%
Hurdle Rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
    (investment income – (base management fee + other expenses)) = 2.3125%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))

= (100.0% × (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%
= 100.0% × (2.3125% – 2.00%)
= 100.0% × 0.3125%
= 0.3125%

Alternative 3

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.50%
Hurdle Rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
    (investment income – (base management fee + other expenses)) = 2.8125%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))

= (100% × (2.50% – 2.00%)) + (20.0% × (2.8125% – 2.50%))
= 0.50% + (20.0% × 0.3125%)
= 0.50% + 0.0625%
= 0.5625%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)	Represents 8.00% annualized Hurdle Rate.

(2)	Represents 1.75% annualized base management fee. Our investment adviser has agreed to waive its base management fee from the date of our election to become a business development company through June 30, 2012.
(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)
•	Year 3: None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)
•	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $35 million
•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•	Year 2: Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)
•	Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million (capital gains fee received in Year 2)
•	Year 4: None

•	Year 5: None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains fee paid in Year 2 and Year 3)(1)

(1)	The cumulative aggregate capital gains fee received by Garrison Capital Advisers in this hypothetical example ($6.4 million) may be effectively greater than 20.0% of cumulative aggregate realized capital gains less net realized capital losses and aggregate cumulative net unrealized depreciation ($5.0 million).

Pre-Conversion Payment

Prior to the pricing of this offering, our investment adviser will be allocated, in the form of shares of Garrison Capital, an amount equal to 10% of the positive difference between our net asset value immediately prior to the pricing of this offering plus any dividends or other distributions made since inception and $160.6 million, which represents the value of capital contributed to us as of December 31, 2010. Because this payment will be made prior to pricing of this offering, it will not dilute the interests in us of investors in this offering or the Concurrent Private Placement. It will, however, dilute investors in the Company as of the time such Pre-Conversion Payment is made. This payment is contingent upon the successful completion of this offering.

Payment of Our Expenses

All investment professionals of the investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by our administrator. We will bear all other costs and expenses of our operations and transactions, including:

•	our organization;
•	calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);
•	fees and expenses, including travel expenses, incurred by Garrison Capital Advisers or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of this and all future offerings of common shares and other securities, if any;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable to Garrison Capital Administrator under the Administration Agreement;
•	transfer agent and custody fees and expenses;
•	the allocated costs incurred by Garrison Capital Administrator as our administrator in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;
•	brokerage fees and commissions;
•	registration fees;
•	listing fees;
•	taxes;
•	independent director fees and expenses;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	direct costs and expenses of administration and operation, including audit and legal costs;
•	fees and expenses associated with marketing efforts;
•	dues, fees and charges of any trade association of which we are a member; and
•	all other expenses reasonably incurred by us or Garrison Capital Administrator in connection with administering our business, such as the allocable portion of overhead under our Administration Agreement, including rent and our allocable portion of the costs and expenses of our chief compliance officer, chief financial officer and their respective staffs.

Duration and Termination

The Investment Advisory Agreement was approved by our board of directors, including a majority of our directors who are not interested persons of Garrison Capital, on May 12, 2011. Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its execution date. It will remain in effect from year to year thereafter if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of Garrison Capital. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. Any termination by us must be authorized either by our board of directors or by vote of our stockholders. See “Risk Factors — Risks Relating to our Business and Structure — We depend upon key personnel of Garrison Investment Group and its affiliates.”

Limitation of Liability and Indemnification

The Investment Advisory Agreement provides that Garrison Capital Advisers and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Investment Advisory Agreement. The Investment Advisory Agreement also provides for indemnification by us of Garrison Capital Advisers’ members, directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

Board of Directors Approval of the Investment Advisory Agreement

Our board of directors determined at a meeting held on May 12, 2011, to approve the Investment Advisory Agreement. In its consideration of the Investment Advisory Agreement, the board of directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser;
•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;
•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	any existing and potential sources of indirect income to the investment adviser or Garrison Capital Administrator from their relationships with us and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;
•	the organizational capability and financial condition of the investment adviser and its affiliates;
•	the investment adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the investment adviser; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and further discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates were reasonable in relation to the services to be provided.

Administration Agreement

Pursuant to the Administration Agreement, Garrison Capital Administrator will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services. Under the Administration Agreement, Garrison Capital Administrator also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Garrison Capital Administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion of Garrison Capital Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the Administration Agreement, Garrison Capital Administrator will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without any profit to Garrison Capital Administrator.

Limitation of Liability and Indemnification

The Administration Agreement provides that Garrison Capital Administrator and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under Administration Agreement. The Administration Agreement also provides for indemnification by us of Garrison Capital Administrator’s members, directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

License Agreement

We have entered into the License Agreement with Garrison Investment Group LP pursuant to which Garrison Investment Group LP has agreed to grant us a non-exclusive, royalty-free license to use the name “Garrison.” Under this agreement, we will have a right to use the Garrison name, for so long as Garrison Capital Advisers or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days prior written notice and is also terminable by Garrison Investment Group LP in the case of certain events of non-compliance. Other than with respect to this limited license, we will have no legal right to the “Garrison” name.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

We value our investments in accordance with ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 —	quoted unadjusted prices in active markets for identical investments as of the reporting date
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Investment Adviser’s own assumptions about the assumptions market participants would use in determining the fair values of investments)

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

Our portfolio consists of primarily debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

The board of directors intends to retain one or more independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least once during each 12-month period. Independent valuation firms retained by our board of directors provide a valuation review on 25% of our investments for which market quotations are not readily available each quarter to ensure that the fair value of each investment for which a market quote is not readily available is reviewed by an independent valuation firm at least once during each 12-month period. However, our board of directors does not intend to have de minimis investments of less than 0.5% of our total assets (up to an aggregate of 10% of our total assets) independently reviewed.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of equivalent instruments, and valuation pricing models. For those investments valued using quotations, the bid price is generally used, unless we determine that it is not representative of an exit price.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and our investment adviser.
•	The audit committee of the board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Investments for which fair value is determined using inputs defined above as Level 3 are fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis, and in certain cases third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates, and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk. Such factors may be given different weighting depending on our assessment of the underlying investment, and we may analyze apparently comparable investments in different ways. See “Risk Factors — Risks Relating to our Business and Structure — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds of the sale of any fractional share of common stock.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date fixed by our board of directors for such distribution. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the dividend or other distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator of the address below. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date; otherwise, such termination will be effective only with respect to any subsequent dividend or other distribution.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at 1-888-777-0324.

DESCRIPTION OF SHARES

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. We have applied to have our common stock traded on The NASDAQ Global Select Market under the ticker symbol “GARS.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of       , 2012:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	—
Preferred Stock	1,000,000	—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our certificate of incorporation authorizes the board of directors to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. Prior to issuance of shares of each class or series, the board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, and our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. This provision could delay for up to two years the replacement of a majority of our board of directors. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than ten. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board of directors such as our board of directors may be removed only for cause by a majority vote of our stockholders. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Under our certificate of incorporation stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board of directors, the chief executive officer or the board of directors. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our board of directors, the chairman of the board of directors and our chief executive officer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering and the Concurrent Private Placement,     shares of our common stock will be outstanding, based on the number of shares outstanding on     , 2012 and assuming no exercise of the underwriters’ over-allotment option. Of these shares,     shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates, as well as the     shares expected to be owned by our officers and directors, our investment adviser and the managers of our investment adviser immediately prior to this offering, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person with any three month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding, or
•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risk Factors — Risks Relating to this Offering — Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.”

Lock-Up Agreements

During the period from the date of this prospectus continuing through the date     days after the date of this prospectus, we, our investment adviser, our administrator, our officers and directors and investors in the Concurrent Private Placement have agreed with the representatives of the underwriters, subject to certain exceptions, not to:

•	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, whether now owned or hereafter acquired, or
•	enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any common stock or any securities convertible into or exercisable or exchangeable for any common stock.

Moreover, if (1) during the last 17 days of such     -day restricted period, we issue an earnings release or material news or a material event relating to us occurs or (2) prior to the expiration of such     -day restricted period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of such     -day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless the representatives of the underwriters waive, in writing, such extension.

REGULATION

We intend to file an election to be treated as a business development company under the 1940 Act and to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue or sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)	satisfies any of the following:

•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or
•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining and interpreting qualifying assets may change over time. We expect to adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes.

Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We consolidate our financial results with those of GF 2010-1 for financial reporting purposes and measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional debt or equity capital.”

Code of Ethics

We and Garrison Capital Advisers have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. The principal underwriters of this offering have not, and are not required to, adopt similar codes of ethics.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to our investment adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our clients’ portfolio securities in what we perceive to be the best interest of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. In most cases, we will vote in favor of proposals that we believe are likely to increase the value of our clients’ portfolio securities. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts, including to Garrison Investment Group, and may request guidance on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how we voted proxies by making a written request for proxy voting information to: Investor Relations, 1350 Avenue of the Americas, New York, New York 10019 or by calling us collect at (212) 372-9500.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by business development companies with affiliates to prohibit “joint” transactions among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. Except in certain limited circumstances, we will be unable to invest in any issuer in which another account sponsored or managed by our investment adviser has previously invested.

We will be periodically examined by the SEC for compliance with the 1940 Act.

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and Garrison Capital Advisers will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, beginning with our fiscal year ending December 31, 2012 our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

Small Business Investment Company Regulations

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to certain eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, a SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by a SBIC in a portfolio company). Regulations adopted by the SBA allow a SBIC to exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity.

The American Recovery and Reinvestment Act of 2009, or the 2009 Stimulus Bill, contains several provisions applicable to SBIC funds. One of the key SBIC-related provisions included in the 2009 Stimulus Bill increased the maximum amount of combined SBIC leverage, or the SBIC leverage cap, to $225 million for affiliated SBIC funds.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (1) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (2) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the U.S. federal government); (3) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (4) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (5) a checking account in a federally insured institution; or (6) a reasonable petty cash fund.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Garrison Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Garrison Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Garrison Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. We urge investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Election to Be Taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed to our stockholders. We may choose to retain our net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax described below.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax will be considered to have been distributed. We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year at least (1) 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (2) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Failure to Qualify as a RIC

If we fail the gross income test for any taxable year, we nevertheless may qualify as a RIC for such year if we are entitled to relief under certain savings provisions of the Code and pay a penalty tax. The savings provisions generally will be available if (i) after we identify such failure, we file a schedule describing each item of gross income for such taxable year that fails the gross income test, and (ii) our failure to meet the test was due to reasonable cause and not due to willful neglect. The penalty tax equals the amount (if any) by which the gross income that fails the gross income test exceeds 1/9 of the gross income that satisfies the gross income test.

Similarly, if we fail to meet an asset test, we will not lose our RIC status if (i) once we identify the failure, we describe each asset that caused the failure in a schedule filed with the IRS; (ii) the failure is due to reasonable cause and not willful neglect; (iii) within 6 months of the close of the quarter in which we identify the failure, we either dispose of the asset or otherwise pass the asset test; and (iv) unless the failure is a “de minimis” failure, we pay a tax in an amount equal to the greater of (a) $50,000, or (b) the amount equal to the product of (I) the net income generated by the non-qualifying assets, and (II) the highest rate of corporate income tax. A failure of the assets tests is “de minimis” if the total value of the non-qualifying assets does not exceed the lesser of (i) 1 percent of the total value of our assets, and (ii) $10,000,000.

If we were unable to qualify for treatment as a RIC, notwithstanding the availability of certain relief provisions, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and for tax years beginning before 2013, non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. For the tax years beginning on or before December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum U.S. federal tax rate.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder in the case of individuals, trusts or estates, as long-term capital gains (currently at a maximum U.S. federal tax rate of 15% through 2012), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock.

Any distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Stockholders receiving dividends or distributions in the form of additional shares of our common stock will generally be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and will generally have a cost basis in the shares received equal to such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for its common stock.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held its shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently (through 2012) are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the U.S. maximum federal income tax rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

For taxable years beginning after December 31, 2012, a 3.8% tax will be imposed on the “net investment income” of certain individuals, and on the undistributed “net investment income” of certain estates and trusts. Among other items, net investment income generally includes gross income from interest, dividends and net gains from certain property sales, less certain deductions.

Taxation of Non-U.S. Stockholders

The following discussion applies only to Non-U.S. stockholders. Non-U.S. stockholders should consult their tax advisers before investing in our shares.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will, subject to the discussion below, be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a

U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Under a provision that is scheduled to expire for taxable years of RICs beginning after December 31, 2011 (unless the provision is extended by the U.S. Congress), properly designated dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurance that this provision will be extended, if there is an extension, and depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. For a corporate Non-U.S. stockholder, distributions and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Under recently enacted legislation, certain foreign financial institutions, investment funds and other non-U.S. persons are subject to information reporting requirements with respect to their direct and indirect U.S. shareholders and/or U.S. accountholders. A 30% withholding tax is imposed on certain payments that are made after December 31, 2013 to a non-U.S. person that is subject to such requirements and fails to comply. Such payments would include our dividends and the gross proceeds from the sale or other disposition (including a redemption) of our common stock.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of our common stock.

UNDERWRITING

J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc. are acting as representatives of each of the underwriters named below and joint book-running managers for this offering. Subject to the terms and conditions set forth in a purchase agreement among us, our investment adviser and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
Deutsche Bank Securities Inc.
RBC Capital Markets, LLC
Janney Montgomery Scott LLC
Keefe, Bruyette & Woods, Inc.
Total

Subject to the terms and conditions set forth in the purchase agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

We and our investment adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representatives have advised us that the underwriters propose initially to offer the underwritten shares to the public at the public offering price set forth on the cover page of this prospectus and to dealers at that price less a concession not in excess of $     per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $     per share to other dealers. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The following table shows the public offering price, underwriting discount and proceeds before expenses to us. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price
Sales load
Proceeds, before expenses, to Garrison Capital Inc.

The expenses of the offering, not including the underwriting discount, are estimated at approximately $       and are payable by us.

Overallotment Option

We have granted an option to the underwriters to purchase up to           additional shares at the public offering price, less the underwriting discount. The underwriters may exercise this option for 30 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Certain Shares to be Purchased by

We are concurrently offering         shares of our common stock at the initial public offering price directly to     , pursuant to this prospectus. These shares are included in the         shares being sold pursuant to this prospectus. Since these shares are being sold directly by us and not through the underwriters, no underwriting discount or commission will be paid to the underwriters for these shares.         will indirectly bear its allocable portion of the other expenses of this offering.

No Sales of Similar Securities

We, our executive officers and directors and our other existing security holders have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for, or repayable with common stock, for         days after the date of this prospectus without first obtaining the written consent of J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc. Currently there are no securities convertible into, exchangeable for, exercisable for, or repayable with common stock outstanding and no such securities are anticipated to be assumed by us during the         day period after the date of this prospectus. Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly

•	offer, lend, pledge, sell or contract to sell any common stock,
•	sell any option or contract to purchase any common stock,
•	purchase any option or contract to sell any common stock,
•	grant any option, right or warrant for the sale of any common stock,
•	otherwise dispose of or transfer any common stock,
•	exercise any right with respect to the registration of any common stock,
•	request or demand that we file, or file or cause to be filed, any registration statement related to the common stock, or
•	enter into any swap or other agreement that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any common stock, whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

This lock-up provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition. In the event that either (x) during the last 17 days of lock-up period referred to above, we issue an earnings release or material news or a material event relating to us occurs or (y) prior to the expiration of the lock-up period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of the lock-up period, the restrictions described above may be extended until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

NASDAQ Global Select Market Listing

We expect the shares to be approved for listing on The NASDAQ Global Select Market, subject to notice of issuance, under the symbol “GARS.”

Determination of the Initial Public Offering Price

Before this offering, there has been no public market for our common stock. The initial public offering price will be determined through negotiations between us and the representatives of the underwriters. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price include the following:

•	the information included in this prospectus and otherwise available to the representatives,
•	the valuation multiples of publicly traded companies that the representatives believe to be comparable to us,
•	our financial information,
•	our prospects and the history and the prospects of the industry in which we compete,
•	an assessment of our management, its past and present operations, and the prospects for, and timing of, our future revenues,
•	the present state of our development,
•	the general condition of the securities markets at the time of the offering,
•	the above factors in relation to market values and various valuation measures of other companies engaged in activities similar to ours, and
•	other factors deemed relevant by us and the representatives.

An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

The underwriters do not expect to sell more than 5% of the shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the underwriters may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

In connection with the offering, the underwriters may purchase and sell our common stock in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares in the offering. The underwriters may close out any covered short position by either exercising their overallotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. “Naked” short sales are sales in excess of the overallotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

In connection with the offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail. In addition, J.P. Morgan Securities, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc. may facilitate Internet distribution for this offering to certain of their Internet subscription customers. J.P. Morgan Securities, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc. may allocate a limited number of shares for sale to their online brokerage customers. An electronic prospectus is available on the Internet web sites maintained by J.P. Morgan Securities, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc. Other than the prospectus in electronic format, the information on the J.P. Morgan Securities, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc. web sites is not part of this prospectus.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies. They have received, or may in the future receive, customary fees and commissions for these transactions.

Additional Underwriting Compensation

There are no agreements between us and the underwriters or any of their affiliates other than as described herein.

Notice to Prospective Investors in the EEA

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), an offer to the public of any shares which are the subject of the offering contemplated by this prospectus may not be made in that Relevant Member State, except that an offer to the public in that Relevant Member State of any shares may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

(a)	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;
(b)	to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;
(c)	by the underwriters to fewer than 100 natural or legal persons (other than “qualified investors” as defined in the Prospectus Directive) subject to obtaining the prior consent of the representatives for any such offer; or
(d)	in any other circumstances falling within Article 3(2) of the Prospectus Directive;

provided that no such offer of shares shall result in a requirement for the publication by us or any representative of a prospectus pursuant to Article 3 of the Prospectus Directive.

Any person making or intending to make any offer of shares within the EEA should only do so in circumstances in which no obligation arises for us or any of the underwriters to produce a prospectus for such offer. Neither we nor the underwriters have authorized, nor do they authorize, the making of any offer of shares through any financial intermediary, other than offers made by the underwriters which constitute the final offering of shares contemplated in this prospectus.

For the purposes of this provision, and your representation below, the expression an “offer to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and any shares to be offered so as to enable an investor to decide to purchase any shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Each person in a Relevant Member State who receives any communication in respect of, or who acquires any shares under, the offer of shares contemplated by this prospectus will be deemed to have represented, warranted and agreed to and with us and each underwriter that:

(a)	it is a “qualified investor” within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive; and
(b)	in the case of any shares acquired by it as a financial intermediary, as that term is used in Article 3(2) of the Prospectus Directive, (i) the shares acquired by it in the offering have not been acquired on behalf of, nor have they been acquired with a view to their offer or resale to, persons in any Relevant Member State other than “qualified investors” (as defined in the Prospectus Directive), or in circumstances in which the prior consent of the representatives has been given to the offer or resale; or (ii) where shares have been acquired by it on behalf of persons in any Relevant Member State other than qualified investors, the offer of those shares to it is not treated under the Prospectus Directive as having been made to such persons.

Notice to Prospective Investors in Switzerland

We have not and will not register with the Swiss Financial Market Supervisory Authority (FINMA) as a foreign collective investment scheme pursuant to Article 119 of the Federal Act on Collective Investment Scheme of 23 June 2006, as amended (CISA), and accordingly the shares being offered pursuant to this prospectus have not and will not be approved, and may not be licenseable, with FINMA. Therefore, the shares have not been authorized for distribution by FINMA as a foreign collective investment scheme pursuant to Article 119 CISA and the shares offered hereby may not be offered to the public (as this term is defined in Article 3 CISA) in or from Switzerland. The shares may solely be offered to “qualified investors,” as this term is defined in Article 10 CISA, and in the circumstances set out in Article 3 of the Ordinance on Collective Investment Scheme of 22 November 2006, as amended (CISA), such that there is no public offer. Investors, however, do not benefit from protection under CISA or supervision by FINMA. This prospectus and any other materials relating to the shares are strictly personal and confidential to each offeree and do not constitute an offer to any other person. This prospectus may only be used by those qualified investors to whom it has been handed out in connection with the offer described herein and may neither directly or indirectly be distributed or made available to any person or entity other than its recipients. It may not be used in connection with any other offer and shall in particular not be copied and/or distributed to the public in Switzerland or from Switzerland. This prospectus does not constitute an issue prospectus as that term is understood pursuant to Article 652a and/or 1156 of the Swiss Federal Code of Obligations. We have not applied for a listing of the shares on the SIX Swiss Exchange or any other regulated securities market in Switzerland, and consequently, the information presented in this prospectus does not necessarily comply with the information standards set out in the listing rules of the SIX Swiss Exchange and corresponding prospectus schemes annexed to the listing rules of the SIX Swiss Exchange.

Notice to Prospective Investors in the Dubai International Financial Centre

This document relates to an exempt offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority. This document is intended for distribution only to persons of a type specified in those rules. It must not be delivered to, or relied on by, any other person. The Dubai Financial Services Authority has no responsibility for reviewing or verifying any documents in connection with exempt offers. The Dubai Financial Services Authority has not approved this document nor taken steps to verify the information set out in it, and has no responsibility for it. The shares which are the subject of the offering contemplated by this prospectus may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares offered should conduct their own due diligence on the shares. If you do not understand the contents of this document you should consult an authorised financial adviser.

Principal Business Address

The principal business address of J.P. Morgan Securities LLC is 383 Madison Avenue, New York, New York 10179. The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, 4th Floor, New York, New York 10152. The principal business address of Deutsche Bank Securities Inc. is 60 Wall Street, New York, New York 10005. The principal business address of RBC Capital Markets, LLC is 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281. The principal business address of Janney Montgomery Scott LLC is 1801 Market Street, Philadelphia, Pennsylvania 19103. The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, 4th Floor, New York, New York 10019.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Deutsche Bank Trust Company Americas. The address of the custodian is: 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Structured Credit Services — Garrison Capital Custody. American Stock Transfer & Trust Company LLC will act as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company LLC is P.O. Box 922, Wall Street Station, New York, New York 10269, telephone number: (800) 937-5449.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Garrison Capital by Dechert LLP, Washington, D.C. Dechert LLP also represents Garrison Capital Advisers. Certain legal matters in connection with the offering will be passed upon for the underwriters by Sidley Austin LLP, New York, New York. Sidley Austin LLP has in the past represented Garrison Investment Group LP and certain of its affiliates and continues to represent them on a regular basis in a variety of matters.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, our independent registered public accounting firm, has audited our consolidated financial statements at December 31, 2010 and the period from December 17, 2010 (commencement of operations) to December 31, 2010 and the related senior securities table, as set forth in their reports. We have included our consolidated financial statements and our senior securities table in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing. Ernst & Young LLP’s principal business address is 5 Times Square, New York, New York 10036.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Currently, we do not have a website. We maintain a website at www.garrisoncapitalbdc.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. In the interim, you may obtain such information by contacting us, in writing at: 1350 Avenue of the Americas, New York, New York 10019, Attention: Investor Relations, or by telephone at (212) 372-9500. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

GARRISON CAPITAL LLC AND SUBSIDIARIES

Garrison Capital LLC and Subsidiaries

Consolidated Statement of Financial Condition

	September 30, 2011 (unaudited)	December 31, 2010
Assets
Cash and cash equivalents	$33,972,000	$80,000,000
Cash and cash equivalents, securitization accounts	19,231,788	21,353,669
Due from counterparties	124,302	2,333,573
Investments, fair value
Non-control/Non-affiliate investments (amortized cost of $342,461,361 and $281,905,408, respectively)	333,274,510	283,827,606
Accrued interest receivable	1,515,356	1,126,499
Deferred debt issuance costs (net of accumulated amortization of $651,612 and $297,057, respectively)	2,913,069	3,267,624
Deferred offering costs	877,272	—
Other assets	57,250	423,458
Total assets	391,965,547	392,332,429
Liabilities and members’ capital
Liabilities:
Due to counterparties	$8,589,269	$12,385,000
Management fee payable	53,172	—
Senior secured notes payable (Note 9)	218,433,877	218,304,117
Interest payable on notes payable	722,959	1,035,001
Accrued expenses and other payables	386,149	375,000
Total liabilities	228,185,426	232,099,118
Total members’ capital	163,780,121	160,233,311
Total liabilities and members’ capital	$391,965,547	$392,332,429
Members’ capital units per share
Total members’ capital units outstanding, par value $15	10,707,221	10,707,221
Total members’ capital per unit	$15.30	$14.96

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments
September 30, 2011 (unaudited)

Security Description, September 30, 2011	Par/Shares	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments
Investments – United States
Common Equity
Food Products
Next Generation Vending, LLC, Class A-2 Units	428,571	$428,571	$428,571	0.26%
Total Food Products		428,571	428,571	0.26
Misc Retail
Provo Craft Holdings, LLC, Common	1,450	—	100	—
Total Misc Retail		—	100	—
Transportation Services
EZE Trucking LLC, Common	2,545	254,500	481,412	0.29
Total Transportation Services		254,500	481,412	0.29
Total Common Stock		683,071	910,083	0.55
Bank Loans
Apparel & Accessory Stores
Marshall Retail Group, Term Loan-A* LIBOR (“L”)+ 4.50%, 2.75% L Floor, 4/16/2013	1,532,145	$1,459,789	$1,516,823	0.93%
Total Apparel & Accessory Stores		1,459,789	1,516,823	0.93
Apparel Products
Renfro Corporation, Tranche B-1 Term Loan* L+ 4.25%, 1.25% L Floor, 10/5/2016	1,989,950	1,987,647	1,910,352	1.17
Strategic Partners, Inc., Term Loan* L+ 5.50%, 1.75% L Floor, 8/23/2016	6,930,000	6,930,000	6,791,400	4.15
Totes Isotoner Corp, Delayed Draw Term Loan* L+ 5.75%, 1.50% L Floor, 7/7/2017	468,750	468,750	449,217	0.27
Totes Isotoner Corp, Initial Term Loan (First Lien)* L+ 5.75%, 1.50% L Floor, 7/7/2017	4,519,922	4,432,989	4,331,577	2.64
Total Apparel Products		13,819,386	13,482,546	8.23
Automotive
BBB Industries LLC, Term Loan (First Lien)* L+ 4.50%, 2.00% L Floor, 6/29/2013	5,204,242	5,064,497	5,100,158	3.11
Transtar Holding Company, Term Loan (First Lien)* L+ 3.25%, 1.25% L Floor, 12/21/2016	2,977,500	2,977,500	2,850,956	1.74
Total Automotive		8,041,997	7,951,114	4.85
Business Finance Services
Convergent Resources, Inc., Term Loan* L+ 5.50%, 6/30/2012	3,943,043	3,844,286	3,706,460	2.26
Ocwen Financial Corporation, Initial Term Loan* L+ 5.50%, 6/30/2012	4,875,000	4,787,718	4,710,469	2.88
Total Business Finance Services		8,632,004	8,416,929	5.14

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
September 30, 2011 (unaudited)

Security Description, September 30, 2011	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Business Services
Network Solutions, LLC, Initial Term Loan (First Lien)* L+ 2.25%, 3/7/2014	5,207,117	$4,977,854	$5,181,081	3.16%
Total Business Services		4,977,854	5,181,081	3.16
Chemicals
Arclin US Holdings Inc., 2nd Lien Term Loan* L+ 6.00%, 1.75% L Floor, 1/15/2015	2,659,344	2,550,897	2,632,750	1.61
Avantor Performance Materials Holdings, Inc., Term Loan* L+ 3.75%, 1.25% L Floor, 6/24/2017	6,982,500	6,949,164	6,703,200	4.09
General Chemical Corporation, New Tranche B Term Loan* L+ 3.50%, 1.50% L Floor, 10/6/2015	947,941	947,941	905,284	0.55
Porex Corporation, US Term Loan A* L+ 5.25%, 1.50% L Floor, 3/31/2015	4,020,912	3,990,733	3,940,494	2.41
Total Chemicals		14,438,735	14,181,728	8.66
Communications
Aspect Software, Inc., Tranche B Term Loan* L+ 4.50%, 1.75% L Floor, 5/7/2016	5,924,812	5,937,561	5,838,902	3.57
ConvergeOne Holdings Corp, Term A Loan* L+ 2.75%, 5/31/2013	2,140,727	1,992,745	1,969,468	1.20
Einstruction Corp., Initial Term Loan* L+ 4.25%, 7/2/2013	3,016,450	2,783,493	2,714,805	1.66
Hyland Software, Inc., Term Loan* L+ 4.25%, 1.50% L Floor, 12/19/2016	3,970,000	3,970,299	3,824,420	2.34
Shield Finance Co S.à r.l., Dollar Term B-2 Incremental Term Loan* L+ 5.63%, 2.00% L Floor, 6/15/2016	1,995,000	1,985,531	1,935,150	1.18
TeleGuam Holdings, LLC, Term Loan (First Lien)* L+ 4.00%, 1.50% L Floor, 6/9/2016	3,950,000	3,931,502	3,846,313	2.35
Transaction Network Services, Initial Term Loan* L+ 4.00%, 2.00% L Floor, 11/18/2015	3,953,298	3,959,998	3,933,531	2.40
Transaction Network Services, Series 1 New Term Loan* L+ 4.00%, 2.00% L Floor, 11/18/2015	632,838	633,910	629,670	0.38
U.S. Telepacific Corp., Term Loan* L+ 4.50%, 1.25% L Floor, 2/23/2017	2,986,546	2,981,878	2,843,760	1.73
Total Communications		28,176,918	27,536,019	16.81

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
September 30, 2011 (unaudited)

Security Description, September 30, 2011	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Crop Agriculture
Earthbound Holdings III, LLC, Term Loan* L+ 4.00%, 1.50% L Floor, 12/21/2016	2,977,500	$2,938,443	$2,890,051	1.76%
Total Crop Agriculture		2,938,443	2,890,051	1.76
Educational Services
Educate, Inc., Term Loan* L+ 7.00%, 1.50% L Floor, 6/16/2014	1,875,091	1,853,619	1,856,340	1.13
Total Educational Services		1,853,619	1,856,340	1.13
Electrical Equipment
Roberts-Gordon LLC, Term Loan L+ 10.00%, 2.00% L Floor, 4/20/2016	17,719,000	17,396,237	17,396,237	10.62
Source Refrigeration & HVAC, Inc., Term Loan A* Base Rate+ 7.75%**, 12/31/2012	1,126,354	1,069,820	1,058,773	0.65
Syncsort Incorporated, Term Loan* L+ 5.50%, 2.00% L Floor, 3/31/2015	4,490,463	4,416,414	4,310,844	2.63
Total Electrical Equipment		22,882,471	22,765,854	13.90
Finance Lessors
iStar Financial Inc., Tranche A-1 Loan* L+ 3.75%, 1.25% L Floor, 6/28/2013	4,802,747	4,759,167	4,624,133	2.82
iStar Financial Inc., Tranche A-2 Loan* L+ 5.75%, 1.25% L Floor, 6/30/2014	3,000,000	2,884,154	2,812,500	1.72
Total Finance Lessors		7,643,321	7,436,633	4.54
Food Products
Darling International Inc., Term Loan* L+ 3.50%, 1.50% L Floor, 12/17/2016	300,000	298,687	297,000	0.18
Total Food Products		298,687	297,000	0.18

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
September 30, 2011 (unaudited)

Security Description, September 30, 2011	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Food Stores – Retail
Fairway Group Acquisition Company, Term Loan* L+ 6.00%, 1.50% L Floor, 3/3/2017	3,980,000	$3,957,597	$3,744,503	2.29%
Next Generation Vending, LLC, Revolver L+ 9.00%, 8/4/2016	342,857	336,196	336,196	0.21
Next Generation Vending, LLC, Term Loan L+ 9.00%, 1.50% L Floor, 8/4/2016	12,000,000	11,766,850	11,766,850	7.18
Total Food Stores – Retail		16,060,643	15,847,549	9.68
Health Services
AccentCare, Inc., Term Loan* Base Rate+ 3.25%**, 12/22/2016	1,808,333	1,800,218	1,645,582	1.00
APS Healthcare, Inc., Term Loan (First Lien)* L+ 3.25%, 3/30/2013	3,395,326	3,236,587	3,149,165	1.92
CHS/Community Health Systems, Inc.,
Non-Extended Delayed Draw Term Loan* L+ 2.25%, 7/25/2014	146,125	134,124	136,171	0.08
CHS/Community Health Systems, Inc.,
Non-Extended Funded Term Loan* L+ 2.25%, 7/25/2014	2,848,044	2,614,144	2,654,035	1.62
Physiotherapy Associates, Inc., Term Loan* Base Rate+ 4.25%**, 6/28/2013	4,551,545	4,105,003	4,361,882	2.66
Physiotherapy Associates, Inc., Term Loan (Second Lien)* Base Rate+ 8.75%**, 12/31/2013	1,000,000	665,539	815,000	0.50
Virtual Radiologic Corporation, Term Loan B* Base Rate+ 4.50%**, 12/22/2016	4,987,500	4,940,710	4,713,188	2.88
Total Health Services		17,496,325	17,475,023	10.66
Hotels & Motels
Orbitz Worldwide, Inc., Term Loan* L+ 3.00%, 7/25/2014	5,838,966	5,462,453	4,955,822	3.03
Total Hotels & Motels		5,462,453	4,955,822	3.03
Insurance
Arrowhead General Insurance Agency, Inc., Term Loan* L+ 5.75%, 1.75% L Floor, 3/4/2017	4,975,000	4,885,073	4,842,168	2.96
Total Insurance		4,885,073	4,842,168	2.96

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
September 30, 2011 (unaudited)

Security Description, September 30, 2011	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Machinery
Goodman Global, Inc., Initial Term Loan (First Lien)* L+ 4.00%, 1.75% L Floor, 10/28/2016	930,833	$922,916	$918,621	0.56%
Intelligrated, Inc., Term Loan* L+ 5.75%, 1.75% L Floor, 2/18/2017	4,812,500	4,769,332	4,656,093	2.85
Scotsman Industries, Inc., Term Loan* L+ 4.25%, 1.50% L Floor, 4/30/2016	3,396,009	3,396,010	3,294,129	2.01
Total Machinery		9,088,258	8,868,843	5.42
Miscellaneous Manufacturing
Alliance Laundry Systems LLC, Term Loan* L+ 4.50%, 1.75% L Floor, 9/30/2016	891,228	897,822	880,088	0.54
Allied Specialty Vehicles, Inc., Term Loan* L+ 7.50%, 2.00% L Floor, 2/11/2016	3,980,000	3,908,952	3,820,800	2.33
Alpha Packaging Holdings, Inc., Tranche B Term Loan* L+ 5.00%, 1.75% L Floor, 9/17/2016	3,217,500	3,133,561	3,024,450	1.85
Gundle/SLT Environmental, Inc., Term Loan* L+ 5.50%, 1.50% L Floor, 5/27/2016	3,990,000	3,952,872	3,770,550	2.30
Pelican Products, Inc., Term Loan* L+ 3.50%, 1.50% L Floor, 3/7/2017	3,970,000	3,970,000	3,811,200	2.33
Unifrax, Incremental TL* L+ 4.00%, 1.50% L Floor, 5/2/2013	3,000,000	2,972,337	2,981,250	1.82
Weaver Manufacturing, Inc., Term Loan L+ 9.70%, 1.50% L Floor, 3/30/2016	16,150,000	16,004,766	16,150,000	9.86
Total Miscellaneous Manufacturing		34,840,310	34,438,338	21.03
Miscellaneous Retail
Provo Craft & Novelty, Inc., Term Loan* Base Rate+ 6.00%**, 3/22/2016	4,038,462	3,939,089	2,140,385	1.31
PSP Group, LLC, Term Loan* L+ 4.75%, 1.50% L Floor, 9/13/2016	4,614,706	4,554,529	4,568,559	2.79
Total Miscellaneous Retail		8,493,618	6,708,944	4.10

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
September 30, 2011 (unaudited)

Security Description, September 30, 2011	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Miscellaneous Services
Andrews International, Term Loan* Base Rate+ 4.25%**, 9/20/2015	5,775,000	$5,726,367	$5,457,375	3.33%
Attachmate Corporation, Term Loan (2nd Lien)* L+ 8.00%, 1.50% L Floor, 10/27/2017	1,000,000	990,891	960,000	0.59
Attachmate Corporation, Term Loan (First Lien)* L+ 5.00%, 1.50% L Floor, 4/27/2017	5,000,000	4,954,816	4,800,000	2.93
BRSP, LLC, Senior Term Loan* L+ 4.50%, 3.00% L Floor, 6/24/2014	1,786,173	1,782,185	1,745,984	1.07
First Data Corporation, Non-Extended B-3 Term Loan* L+ 2.75%, 9/24/2014	4,000,000	3,472,425	3,446,000	2.10
Peak 10, Inc., Term Loan B* L+ 5.00%, 1.75% L Floor, 10/5/2016	8,910,000	8,832,419	8,731,800	5.33
Protection One, Inc., Term Loan B* L+ 4.25%, 1.75% L Floor, 6/4/2016	2,616,154	2,610,511	2,557,290	1.56
R360 Environmental Solutions, Inc., Term Loan A* L+ 6.00%, 2.00% L Floor, 12/29/2014	4,166,667	4,132,773	4,041,667	2.47
R360 Environmental Solutions, Inc., Tranche B Loan* L+ 6.50%, 2.00% L Floor, 7/1/2015	2,962,500	2,950,528	2,895,844	1.77
SMG, Term B Loan* L+ 3.00%, 7/27/2014	7,037,361	6,703,262	6,579,932	4.02
United States Infrastructure Corporation, Term Loan* L+ 4.25%, 1.25% L Floor, 7/29/2017	1,980,000	1,980,000	1,930,500	1.18
Vision Solutions, Inc., Term Loan* L+ 4.50%, 1.50% L Floor, 7/23/2016	6,343,722	6,288,785	6,026,536	3.68
Volume Services America, Inc. (Centerplate), Term Loan A* L+ 8.00%, 2.00% L Floor, 9/16/2015	1,700,000	1,678,535	1,674,500	1.02
Volume Services America, Inc. (Centerplate), Term Loan B* L+ 8.50%, 2.00% L Floor, 9/16/2016	6,930,000	6,824,545	6,839,079	4.17
Total Miscellaneous Services		58,928,042	57,686,507	35.22
National Security
Scitor Corporation, Term Loan* L+ 3.50%, 1.50% L Floor, 2/15/2017	4,962,500	4,940,704	4,522,078	2.76
Total National Security		4,940,704	4,522,078	2.76

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
September 30, 2011 (unaudited)

Security Description, September 30, 2011	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Papers & Allied Products
Hoffmaster Group, Inc., Term Loan (First Lien)* L+ 5.00%, 2.00% L Floor, 6/2/2016	6,761,867	$6,693,693	$6,525,202	3.98%
LabelCorp Holdings, Inc, Term Loan (First Lien) * Base Rate+ 3.75%**, 5/29/2017	3,990,000	3,952,427	3,990,000	2.44
Total Papers & Allied Products		10,646,120	10,515,202	6.42
Printing & Publishing
Cengage Learning, Inc., Term Loan* L+ 2.25%, 7/3/2014	8,635,176	8,082,436	6,681,467	4.08
Princeton Review, Inc. (The), Term Loan* L+ 5.50%, 1.50% L Floor, 12/7/2014	2,625,000	2,582,444	2,441,250	1.49
Total Printing & Publishing		10,664,880	9,122,717	5.57
Restaurants
BMP/Pennant Holdings, LLC, Term Loan A* L+5.00% Cash, L+1.00% PIK, 6/27/2014	2,945,598	2,487,064	2,592,121	1.58
BMP/Pennant Holdings, LLC, Term Loan B* L+6.00% Cash, L+6.00% PIK, 6/27/2014	658,396	560,970	427,957	0.26
Denny’s Inc., Term Loan* L+ 3.75%, 1.50% L Floor, 9/30/2016	3,360,000	3,383,688	3,319,008	2.03
Landry’s Inc. (fka Landry’s Restaurants, Inc.), Term Loan* L+ 4.50%, 1.75% L Floor, 12/1/2014	2,970,000	2,939,997	2,888,325	1.76
Total Restaurants		9,371,719	9,227,411	5.63
Specialty Services
SI Organization, Inc. (The), New Tranche B Term Loan* L+ 3.25%, 1.25% L Floor, 11/22/2016	3,970,000	3,950,746	3,619,330	2.21
TASC, Inc., New Tranche B Term Loan* L+ 3.25%, 1.25% L Floor, 12/18/2015	995,733	991,196	944,015	0.58
Total Specialty Services		4,941,942	4,563,345	2.79
Textile Products
Universal Fiber Systems, LLC, Term Loan (First Lien)* L+ 5.25%, 1.75% L Floor, 6/29/2015	4,812,500	4,772,357	4,620,000	2.82
Total Textile Products		4,772,357	4,620,000	2.82

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
September 30, 2011 (unaudited)

Security Description, September 30, 2011	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Transport Equipment
Aerostructures Acquisition, LLC, Term Loan* Base Rate+ 4.00%**, 3/1/2013	845,290	$789,865	$794,573	0.49%
Total Transport Equipment		789,865	794,573	0.49
Transportation Services
EZE Trucking, LLC, Term Loan L+ 9.25%, 1.75% L Floor, 4/26/2016	12,000,000	11,890,312	11,890,312	7.26
Fleetgistics Holdings, Inc., Term Loan* L+ 5.50%, 2.00% L Floor, 3/23/2015	2,950,798	2,956,874	2,891,782	1.77
Kenan Advantage Group, Inc., Term Loan* L+ 3.25%, 1.25% L Floor, 6/11/2016	2,977,500	2,951,927	2,927,270	1.79
Ozburn-Hessey Holding Company LLC, Term Loan* L+ 5.50%, 2.00% L Floor, 4/8/2016	7,919,999	7,468,617	6,989,398	4.27
Total Transportation Services		25,267,730	24,698,762	15.09
Total Bank Loans		341,813,263	332,399,400	202.96
Total Non-Control/Non-Affiliate Investments		342,496,334	333,309,483	203.51
Unfunded Obligations
Next Generation Vending, LLC, Revolver L+ 9.00%, 8/4/2016	$1,800,000	$(34,973)	$(34,973)	(0.02)%
Total Unfunded Obligations		$(34,973)	$(34,973)	(0.02)%
Total Investments – United States		$342,461,361	333,274,510	203.49%

*	Denotes that all or a portion of the loan secures the senior secured notes offered in the collateralized loan obligation facility (see Note 9).
**	Reference to an alternate base rate is commonly based on the Federal Funds Rate or the Prime Rate.

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments
December 31, 2010

Security Description, December 31, 2010	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments
Investments – United States
Bank Loans
Apparel & Accessory Stores
Marshall Retail Group LLC*, L+4.50%, 2.75% L Floor, 04/16/2013	$1,798,573	$1,672,673	$1,672,673	1.04%
Total Apparel & Accessory Stores		1,672,673	1,672,673	1.04
Apparel Products
Strategic Partners, Inc.*, L+5.50%, 1.75% L Floor, 08/23/2016	6,982,500	6,982,500	6,982,500	4.36
Total Apparel Products		6,982,500	6,982,500	4.36
Automotive
BBB Industries, LLC*, L+4.50%, 2.00% L Floor, 06/29/2013	5,411,157	5,203,910	5,212,567	3.25
Transtar Holding Company*, L+4.50%, 1.75% L Floor, 12/21/2016	3,000,000	2,970,000	3,030,000	1.89
Total Automotive		8,173,910	8,242,567	5.14
Business Finance Services
Convergent Resources, Inc.*, L+5.50%, 06/30/2012	3,978,898	3,779,953	3,779,953	2.36
Ocwen Financial Corporation*, L+7.00%, 2.00% L Floor, 07/29/2015	5,136,447	5,118,954	5,110,765	3.19
Total Business Finance Services		8,898,907	8,890,718	5.55
Business Services
Network Solutions, LLC*, L+2.25%, 03/07/2014	6,187,509	5,831,727	5,893,602	3.68
Total Business Services		5,831,727	5,893,602	3.68

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
December 31, 2010

Security Description, December 31, 2010	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Chemicals
Arclin US Holdings Inc.*, L+6.00%, 1.75% L Floor, 01/15/2015	$2,679,593	$2,545,613	$2,599,205	1.62%
Avantor Performance Materials Holdings, Inc.*, L+4.50%, 1.75% L Floor, 10/07/2016	5,985,000	5,999,962	6,029,887	3.76
General Chemical Corporation*, L+5.00%, 1.75% L Floor, 10/06/2015	997,500	1,004,483	1,009,171	0.63
Porex Corporation*, L+5.75%, 1.50% L Floor, 03/31/2015	1,887,500	1,868,625	1,906,375	1.19
Total Chemicals		11,418,683	11,544,638	7.20
Communications
Aspect Software, Inc.*, L+4.50%, 1.75% L Floor, 05/07/2016	5,969,923	5,984,850	5,992,312	3.74
ConvergeOne Holdings Corp*, L+2.75%, 05/31/2013	2,140,727	1,926,654	1,926,654	1.20
Einstruction Corp.*, L+3.75%, 07/02/2013	3,040,029	2,705,625	2,766,426	1.73
Hyland Software, Inc.*, L+5.00%, 1.75% L Floor, 12/17/2016	4,000,000	3,960,183	3,982,000	2.48
NaviSite, Inc.*, L+6.00%, 3.15% L Floor, 06/8/2013	1,884,169	1,771,118	1,789,960	1.12
Transaction Network Services, Inc. Initial TermLoan*, L+4.00%, 2.00% L Floor, 11/18/2015	4,180,000	4,188,360	4,188,360	2.61
Transaction Network Services, Inc. Series 1 TermLoan*, L+4.00%, 2.00% L Floor, 11/18/2015	668,439	669,776	669,776	0.42
U.S. TelePacific Corp.*, L+7.25%, 2.00% L Floor, 08/17/2015	992,500	999,944	1,000,738	0.63
Vonage America Inc.*, L+8.00%, 1.75% L Floor, 12/14/2015	2,000,000	1,940,396	1,995,000	1.24
Total Communications		24,146,906	24,311,226	15.17

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
December 31, 2010

Security Description, December 31, 2010	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Consumer Finance Services
Green Tree Credit Solutions LLC*, L+5.75%, 2.25% L Floor, 12/18/2015	$4,385,714	$4,341,857	$4,371,241	2.73%
Total Consumer Finance Services		4,341,857	4,371,241	2.73
Crop Agriculture
Earthbound Holdings III, LLC*, L+5.00%, 1.75% L Floor, 12/21/2016	3,000,000	2,955,041	3,020,700	1.89
Total Crop Agriculture		2,955,041	3,020,700	1.89
Educational Services
Educate, Inc.*, L+7.00%, 1.50% L Floor, 06/16/2014	1,488,515	1,466,940	1,466,187	0.92
Total Educational Services		1,466,940	1,466,187	0.92
Electrical Equipment
Source Refrigeration & HVAC, Inc.*, Base+7.75%**, 12/31/2012	1,328,688	1,222,393	1,222,393	0.76
Syncsort Incorporated*, L+5.50%, 2.00% L Floor, 03/31/2015	4,875,000	4,777,500	4,777,500	2.98
Total Electrical Equipment		5,999,893	5,999,893	3.74
Food Products
Darling International Inc.*, L+3.50%, 1.50% L Floor, 12/17/2016	1,500,000	1,492,500	1,510,650	0.94
Farley’s & Sathers Candy Company, Inc.* L+5.00%, 2.00% L Floor, 06/15/2011	1,809,799	1,791,702	1,805,275	1.13
NBTY Inc.*, L+4.50%, 1.75% L Floor, 10/01/2017	2,000,000	2,025,400	2,027,000	1.26
Pabst Brewing Company*, L+5.00%, 1.50% L Floor, 06/25/2015	3,888,889	3,869,444	3,869,444	2.41
Pinnacle Foods Finance LLC*, L+4.25%, 1.75% L Floor, 04/02/2014	832,454	841,111	841,694	0.53
Total Food Products		10,020,157	10,054,063	6.27

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
December 31, 2010

Security Description, December 31, 2010	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Health Services
APS Healthcare, Inc.*, L+3.25%, 03/30/2013	3,545,574	$3,297,384	$3,297,384	2.06%
CareMore Holdings, Inc.*, L+2.75%, 02/28/2013	3,234,000	2,991,450	2,910,600	1.82
MCCI Group Holdings, LLC*, L+3.75%, 12/21/2012	7,982,104	7,423,356	7,423,356	4.63
Midwest Dental*, Base Rate+3.25%**, 05/03/2012	7,714,615	7,213,165	7,213,165	4.50
Physiotherapy Associates, Inc., Term Loan*, Base Rate+4.25%**, 06/28/2013	4,588,259	3,945,903	4,244,140	2.65
Physiotherapy Associates, Inc., 2nd Lien Term Loan*, Base Rate+8.75%**, 12/31/2013	1,000,000	555,000	800,000	0.50
Total Health Services		25,426,258	25,888,645	16.16
Home Furnishings Stores
Hamilton Beach/Proctor-Silex, Inc.*, L+2.00%, 05/31/2013	6,067,062	5,824,380	5,930,554	3.70
Total Home Furnishings Stores		5,824,380	5,930,554	3.70
Machinery
Dana Holding Corporation*, L+4.25%, 01/30/2015	4,397,997	4,390,521	4,430,983	2.77
Goodman Global, Inc.*, L+4.00%, 1.75% L Floor, 10/28/2016	997,500	987,772	1,001,889	0.63
Total Machinery		5,378,293	5,432,872	3.40
Mining (Nonmetallic)
Resco Products, Inc.*, L+6.50%, 2.00% L Floor, 06/22/2013	4,072,347	3,746,559	3,746,559	2.34
Total Mining (Nonmetallic)		3,746,559	3,746,559	2.34

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
December 31, 2010

Security Description, December 31, 2010	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Miscellaneous Manufacturing
Alliance Laundry Systems LLC*, L+4.50%, 1.75% L Floor, 09/30/2016	$978,947	$987,268	$991,576	0.62%
Alpha Packaging Holdings, Inc.*, L+5.00%, 1.75% L Floor, 09/17/2016	3,241,875	3,144,619	3,144,619	1.96
Camelbak Products, LLC*, L+5.25%, 1.75% L Floor, 06/21/2015	4,802,961	4,725,152	4,742,923	2.96
Pelican Products, Inc.*, L+4.25%, 1.50% L Floor, 11/30/2016	4,000,000	3,960,458	4,012,400	2.50
Total Miscellaneous Manufacturing		12,817,497	12,891,518	8.04
Miscellaneous Retail
Provo Craft & Novelty, Inc.*, L+6.00%, 2.00% L Floor, 03/22/2016	4,038,462	3,922,558	3,885,000	2.42
PSP Holdco, LLC*, L+5.75%, 1.75% L Floor, 09/13/2016	4,987,500	4,912,687	4,912,688	3.07
Total Miscellaneous Retail		8,835,245	8,797,688	5.49
Miscellaneous Services
Andrews International Inc.*, Base Rate+4.25%**, 09/20/2015	6,000,000	5,940,000	5,940,000	3.71
BRSP, LLC*, L+4.50%, 3.00% L Floor, 06/24/2014	994,855	999,615	999,829	0.62
Peak 10, Inc.*, Base Rate+4.00%**, 10/05/2016	8,977,500	8,887,725	9,022,387	5.63
Protection One, Inc.*, L+4.25%, 1.75% L Floor, 06/04/2016	2,877,308	2,870,114	2,877,308	1.80

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
December 31, 2010

Security Description, December 31, 2010	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Miscellaneous Services (continued)
R3 Treatment Inc., Term Loan A*, L+6.00%, 2.00% L Floor, 12/29/2014	$4,687,500	$4,640,625	$4,640,625	2.90%
R3 Treatment Inc., Term Loan B*, L+6.50%, 2.00% L Floor, 07/01/2015	2,985,000	2,970,542	2,970,075	1.85
Savvis Communications Corporation*, L+5.00%, 1.75% L Floor, 08/04/2016	4,987,500	5,039,869	5,060,816	3.16
SMG*, L+3.00%, 07/27/2014	7,211,931	6,779,215	6,851,334	4.27
United States Infrastructure Corporation*, L+4.00%, 1.50% L Floor, 05/13/2015	1,995,000	1,995,000	1,997,494	1.25
Vision Solutions, Inc.*, L+6.00%, 1.75% L Floor, 07/23/2016	6,737,500	6,636,438	6,670,125	4.16
Volume Services America, Inc., Term Loan A*, L+8.00%, 2.00% L Floor, 09/16/2015	1,925,000	1,896,125	1,896,125	1.18
Volume Services America, Inc., Term Loan B*, L+8.50%, 2.00% L Floor, 09/16/2016	6,982,500	6,860,306	6,995,767	4.37
Total Miscellaneous Services		55,515,574	55,921,885	34.90
Oil & Gas Extraction
Gulf Coast Machine & Supply Co.*, L+9.50%, 4.00% L Floor, 01/31/2013	3,035,155	2,429,000	2,428,125	1.51
TSI Acquisition LLC*, L+2.75%, 03/12/2013	1,787,813	1,537,519	1,537,519	0.96
Total Oil & Gas Extraction		3,966,519	3,965,644	2.47
Papers & Allied Products
Hoffmaster Group, Inc.*, L+5.00%, 2.00% L Floor, 06/02/2016	6,893,592	6,812,908	6,807,422	4.25
LabelCorp Holdings, Inc*, L+5.50%, 3.00% L Floor, 08/08/2014	5,320,813	4,908,450	4,948,356	3.09
Total Papers & Allied Products		11,721,358	11,755,778	7.34

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
December 31, 2010

Security Description, December 31, 2010	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Pipe Lines
Inland Pipe Rehabilitation, LLC*, Base Rate+3.50%**, 07/05/2013	$6,879,301	$6,672,922	$6,672,922	4.16%
Total Pipe Lines		6,672,922	6,672,922	4.16
Printing & Publishing
Cengage Learning, Inc.*, L+2.25%, 07/03/2014	8,702,638	7,995,114	8,213,550	5.13
Interactive Data Corporation*, L+5.00%, 1.75% L Floor, 01/29/2017	2,487,500	2,530,036	2,516,852	1.57
Princeton Review, Inc. (The)*, L+5.25%, 1.50% L Floor, 12/07/2014	2,850,000	2,793,000	2,793,000	1.74
Total Printing & Publishing		13,318,150	13,523,402	8.44
Railroad Transportation
RailWorks, LLC*, L+3.75%, 1.50% L Floor, 05/07/2013	3,483,946	3,414,169	3,414,169	2.13
Total Railroad Transportation		3,414,169	3,414,169	2.13
Restaurants
BMP/Pennant Holdings, LLC, Term Loan A* L+4.25% Cash, L+1.00% PIK, 6/27/2014	2,997,402	2,399,454	2,397,922	1.50
BMP/Pennant Holdings, LLC, Term Loan B* L+6.00% Cash, L+6.00% PIK, 6/27/2014	644,722	517,729	515,777	0.32
Denny’s Inc.*, L+4.75%, 1.75% L Floor, 09/30/2016	3,840,000	3,871,104	3,884,928	2.43
Landry’s Restaurant, Inc.*, L+4.50%, 1.75% L Floor, 12/17/2014	3,000,000	2,962,575	2,970,000	1.85
Total Restaurants		9,750,862	9,768,627	6.10

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
December 31, 2010

Security Description, December 31, 2010	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Specialty Services
SI Organization, Inc.*, L+4.00%, 1.75% L Floor, 11/22/2016	$4,000,000	$3,977,793	$4,025,200	2.51%
Total Specialty Services		3,977,793	4,025,200	2.51
Textile Products
Universal Fiber Systems, LLC*, L+5.25%, 1.75% L Floor, 06/26/2015	5,000,000	4,950,000	4,950,000	3.09
Total Textile Products		4,950,000	4,950,000	3.09
Transport Equipment
Aerostructures Acquisition, LLC*, Base Rate+4.00%**, 3/1/2013	926,363	833,726	852,253	0.53
Metaldyne, LLC*, L+6.00%, 1.75% L Floor, 10/22/2016	4,987,500	5,049,844	5,027,899	3.14
United Components, Inc.*, L+4.50%, 1.75% L Floor, 03/23/2017	498,750	503,139	498,750	0.31
Total Transport Equipment		6,386,709	6,378,902	3.98
Transportation Services
Fleetgistics Holdings, Inc.*, L+5.50%, 2.00% L Floor, 03/23/2015	3,303,125	3,311,383	3,311,383	2.07
Kenan Advantage Group, Inc.*, L+4.00%, 1.50% L Floor, 06/11/2016	3,000,000	2,970,150	2,997,000	1.87
Ozburn-Hessey Holding Company LLC*, L+5.50%, 2.00% L Floor, 04/08/2016	1,985,000	2,012,393	2,004,850	1.25
Total Transportation Services		8,293,926	8,313,233	5.19
Total Bank Loans		281,905,408	283,827,606	177.13
Total Non-Control/Non-Affiliate Investments		281,905,408	283,827,606	177.13
Total Investments – United States		$281,905,408	$283,827,606	177.13%

*	Denotes that all or a portion of the loan secures the senior secured notes offered in the collateralized loan obligation facility (see Note 9).
**	Reference to an alternate base rate is commonly based on the Federal Funds Rate or the Prime Rate.

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Statement of Operations
For the three and nine months ended September 30, 2011 (unaudited)

	Three months ended September 30, 2011	Nine months ended September 30, 2011
Realized and unrealized gain / (loss) on investments
Net realized gain from investments	$981,135	$3,132,184
Net change in unrealized depreciation on investments	(9,988,665)	(11,109,049)
Net realized and unrealized gain / (loss) on investments	$(9,007,530)	$(7,976,865)
Investment income
Interest	7,174,744	19,966,138
Total investment income	7,174,744	19,966,138
Expenses
Management fee	528,172	1,342,823
Interest	1,814,039	5,409,029
Professional fees	316,522	1,690,611
Total expenses	2,658,733	8,442,463
Net investment income	4,516,011	11,523,675
Net income / (loss)	$(4,491,519)	$3,546,810

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Statement of Changes in Members’ Capital
For the nine months ended September 30, 2011 (unaudited)

	Managing Member	Members
Members’ capital at January 1, 2011	$—	$160,233,311
Allocation of net income:
Pro-rata allocation of net income	—	3,546,810
Members’ capital at September 30, 2011	$—	$163,780,121

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Consolidated Statement of Cash Flows
For the nine months ended September 30, 2011 (unaudited)

Cash flow from operating activities
Net income	$3,546,810
Adjustments to reconcile net income to net cash used in operating activities:
Net accretion of discounts on investments	(2,452,108)
Net realized gain from investments	(3,132,184)
Amortization of discount on senior secured notes payable	129,760
Amortization of deferred debt issuance costs	354,555
Net change in unrealized depreciation on investments	11,109,049
Purchases of investments	(202,640,494)
Sales and paydowns of investments	147,668,833
Changes in operating assets and liabilities:
Decrease in cash and cash equivalents, securitization accounts	2,121,881
Decrease in due from counterparties	2,209,271
Increase in accrued interest receivable	(388,857)
Increase in deferred offering costs	(877,272)
Decrease in other assets	366,208
Decrease in due to counterparties	(3,795,731)
Increase in management fee payable	53,172
Decrease in interest payable on notes payable	(312,042)
Increase in accrued expenses and other payables	11,149
Net cash used in operating activities	(46,028,000)
Net decrease in cash and cash equivalents	(46,028,000)
Cash and cash equivalents at beginning of period	80,000,000
Cash and cash equivalents at end of period	$33,972,000
Supplemental disclosure of cash flow information
Cash paid for interest expense	$5,236,756

See accompanying notes to consolidated financial statements (unaudited).

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
September 30, 2011 (unaudited)

1. Organization

Garrison Capital LLC, a Delaware limited liability company (the “Company”), commenced operations on December 17, 2010. The Company is a closed-end, non-diversified management investment company. The Company invests or provides direct lending in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured loans or “unitranche” loans, (4) subordinated or mezzanine loans and (5) to a lesser extent, selected equity co-investments in middle-market companies. The term “one-stop” or “unitranche” refers to a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans. The term “mezzanine” refers to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. The Company’s investment objective is to generate current income and capital appreciation by investing primarily in secured loans to middle-market companies and minority equity investments in middle-market companies. The Company intends to generate risk-adjusted net returns by assembling a broad portfolio of investments.

On December 31, 2010, the Company acquired Garrison Capital CLO Ltd., a Cayman Islands exempted company (“Garrison Capital CLO”), which was created on September 20, 2010 and initially capitalized on December 31, 2010. This entity is a wholly owned consolidated subsidiary of the Company created for the purpose of acquiring and holding an investment in Garrison Funding 2010-1 LLC (“GF 2010-1”).

On December 31, 2010, Garrison Capital CLO acquired 100% of the lowest tranche subordinated notes and nominal equity of GF 2010-1, which is a collateralized loan obligation entity (“CLO”) created on September 21, 2010 and initially capitalized on November 5, 2010 for the purpose of acquiring or participating in U.S. and Canadian dollar-denominated senior, first and second lien secured and unsecured corporate debt obligations, subject to the terms and conditions outlined in its indenture. On November 5, 2010, GF 2010-1 completed a $300 million collateralized loan securitization which is more fully described in Note 9. The subordinated notes represent a claim to the residual cash flows of GF 2010-1 and are eliminated upon consolidation. GF 2010-1 has appointed Deutsche Bank Trust Company Americas as its trustee. Garrison Investment Group, LP (the “Investment Manager”) is the collateral manager of GF 2010-1.

On April 25, 2011, Garrison Capital Equity Holdings LLC was formed for the purpose of holding minority equity investments in middle-market companies. Garrison Capital Equity Holdings LLC is 100% wholly owned by the Company.

Garrison Capital LLC and its wholly owned consolidated subsidiaries are collectively referred to as the “Fund”.

The Company’s business and affairs are managed and controlled by the Company’s Board of Directors (the “Board”), of which a majority of the members are independent of the Company and Garrison Capital Advisers LLC and its affiliates. Garrison Capital Advisers LLC (the “Investment Adviser”), a Delaware limited liability company, is the investment adviser of the Company. The Investment Adviser is an affiliate of the Investment Manager. The Investment Adviser is collectively owned by the Investment Manager and members of the Company. Pursuant to an advisory agreement between the Investment Adviser and the Company, the Investment Adviser monitors the Company’s operations, oversees its investment activity, and has day-to-day portfolio management responsibility for the Company, subject to the supervision of the Board.

The Company has filed a registration statement on Form N-2 with the U.S. Securities and Exchange Commission that must be submitted by closed-end investment companies to register under the Investment Company Act of 1940, as amended (“1940 Act”), and to offer shares under the Securities Act of 1933. Immediately prior to the completion of this proposed offering, the Company intends to convert into a Delaware corporation, Garrison Capital Inc., which will file an election to be treated as a business development company (“BDC”) under the 1940 Act. As part of the BDC conversion, the existing members of the Company will receive shares of common stock in exchange for their limited liability company interests. The number of shares received by the members will be based on the fair value of the assets contributed by the

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
September 30, 2011 (unaudited)

1. Organization – (continued)

members in connection with the BDC offering and conversion, as determined by the Investment Adviser. In addition, for tax purposes, Garrison Capital Inc. intends to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to the completion of the offering, the Company holds it interest in GF 2010-1 through Garrison Capital CLO. Prior to our election to be treated as a RIC, the Company intends to cause Garrison Capital CLO to distribute all of its assets, including the subordinated notes, to the Company and commence liquidation of Garrison Capital CLO. As a result of such liquidation and distribution, the Company may be liable for liabilities of Garrison Capital CLO, including tax liabilities.

SEI Investments Global Fund Services, Inc. (the “Administrator”) is the Fund’s administrator. The Administrator performs certain accounting and administrative services for the Fund. The Administrator receives a monthly fee equal to a percentage of the total members’ capital of the Fund. The Administrator is also reimbursed by the Fund for all reasonable out-of-pocket expenses which are included in Professional fees.

2. Significant Accounting Policies

Basis of Presentation

The accompanying consolidated interim financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. The Company believes it has made all necessary adjustments so that the consolidated financial statements are presented fairly for the interim periods and that all such adjustments are of a normal recurring nature. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation. The accounts of the subsidiaries are prepared for the same reporting period as Garrison Capital LLC using consistent accounting policies. For consolidated subsidiaries acquired during the reporting period, the accounts of the subsidiaries are included from the date of acquisition.

Basis for Consolidation

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies (the “Investment Company Guide”), codified in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies (“ASC 946”), the Company is precluded from consolidating any entity other than another investment company. The Company generally consolidates any investment company when it owns 100% of its partners’ or members’ capital or equity units. Garrison Capital CLO and Garrison Capital Equity Holdings LLC are 100% owned investment companies. Furthermore, Garrison Capital CLO owns a 100% interest in GF 2010-1, which is deemed to be an investment company. As such, the Company has consolidated the accounts of both these entities into these financial statements.

Investment Classification

As required by the 1940 Act, investments are classified by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Fund is deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies”, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Fund is deemed to control a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. The Fund is deemed to be an affiliate of a company in which it has invested if it owns 5% or more and less than 25% of the voting securities of such company.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
September 30, 2011 (unaudited)

2. Significant Accounting Policies  – (continued)

As of September 30, 2011 and December 31, 2010, all of the Fund’s investments were Non-Control/Non-Affiliate Investments.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the consolidated financial statements, including the estimated fair values of investments and the amount of income and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Fund defines cash equivalents as highly liquid financial instruments with original maturities of three months or less. Cash equivalents, other than money market mutual funds, are carried at cost plus accrued interest, which approximates fair value. Money market mutual funds are carried at net asset value which approximates fair value. Cash is generally held at one major financial institution and cash is swept on an overnight basis into bank deposit accounts. At September 30, 2011 and December 31, 2010, cash amounted to $21,071,086 and $80,000,000, respectively, held at one major financial institution. At September 30, 2011, amounts in an overnight sweep bank deposit account held at one major financial institution were $12,900,914.

Cash and cash equivalents, securitization accounts

Cash and cash equivalents, securitization accounts include amounts held by GF 2010-1 in designated bank accounts in the form of cash and short-term liquid investments in overnight sweep accounts. GF 2010-1 is required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with its indenture. Funds held by GF 2010-1 are not available for the general use by the Company. At September 30, 2011 and December 31, 2010, cash was held in the amount of $19,231,788 and $2,632,991, respectively. At December 31, 2010 cash equivalents were held in an overnight sweep account in the amount of $18,720,678, at one major financial institution.

Investment Transactions and Related Investment Income and Expense

The Fund records its investment transactions on a trade date basis, which is the date when management has determined that all material terms have been defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on the consolidated statement of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

The Fund accrues interest income if it expects that ultimately it will be able to collect it. Generally, when an interest default occurs on a loan in the portfolio, or if management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, the Investment Adviser will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Fund remains contractually entitled to this interest. The Fund may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized and included in interest income, over the maturity periods of the investments.

Interest

Interest expense is recorded on an accrual basis and is adjusted for amortization on the senior secured notes.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
September 30, 2011 (unaudited)

2. Significant Accounting Policies  – (continued)

Expenses

Certain expenses related to, but not limited to, legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when the Fund makes certain investments. These expenses are recognized in the consolidated statement of operations within professional fees as they are incurred.

Loan Origination, Facility, Commitment and Amendment Fees

The Fund may receive fees in addition to interest income from the loans during the life of the investment. The Company may receive origination fees upon the origination of an investment.

Origination fees received by the Company are initially deferred and reduced from the cost basis of the investment and subsequently accreted into interest income over the remaining stated term of the loan. GF 2010-1 is prohibited from originating loans by its indenture; therefore, it does not receive any origination fees. The Fund may receive facility, commitment and amendment fees, which are paid to the Fund on an ongoing basis. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by the Fund and are recorded on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and are accounted for upon completion of the amendments or waivers, generally when such fees are receivable. Any such fees are included in interest income on the consolidated statement of operations. For the three and nine months ended September 30, 2011, there were no material loan origination, facility, commitment or amendment fees earned.

Valuation of Investments

The Fund values its investments in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157, “ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

The Fund’s portfolio consists of primarily debt investments. The fair value of these investments are determined and verified by the Board utilizing bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, the Board determines fair value using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, and other applicable factors for similar transactions. The Board has retained one or more independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period.

Due to the nature of the Fund’s strategy, the Fund’s portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Board may differ materially from the values that would have been used if a ready market for these investments existed.

Members’ capital could be materially affected if the determinations regarding the fair value of the investments were materially higher or lower than the values that are ultimately realized upon the disposal of such investments.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
September 30, 2011 (unaudited)

2. Significant Accounting Policies  – (continued)

Deferred Offering Costs

Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of an offering as discussed in Note 1. Deferred offering costs will be charged against the proceeds from equity offerings when received.

Income Taxes

The Company is treated as a partnership for U.S. federal, state or local income tax purposes and, therefore, no provision has been made in the accompanying consolidated financial statements for federal, state or local income taxes. In accordance with the Code, the partners include their respective shares of the Company’s taxable profits or losses in their individual tax or information returns. Garrison Capital Equity Holdings LLC, a wholly owned subsidiary of the Company, is disregarded for tax purposes.

The Company is the 100% shareholder of Garrison Capital CLO, a Cayman domiciled corporation treated as a corporation for U.S. federal income tax purposes and is a Controlled Foreign Corporation (“CFC”). This will result in current inclusion of its income for U.S. federal income tax purposes (i.e., “subpart F” income).

Garrison Capital CLO holds the subordinated note and equity interest of GF 2010-1, a disregarded entity for U.S. federal income tax purposes. For the three and nine months ended September 30, 2011, GF 2010-1 only purchased loans in the secondary market as it is precluded from originating loans.

Thus, neither it nor Garrison Capital CLO was considered to be engaged in a trade or business in the U.S. pursuant to IRC Sec. 864(b)(2) as a result of its activities, and they do not generate effectively connected income (“ECI”). All income of GF 2010-1 will be considered investment income and not trade or business income. The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.

De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that would reduce members’ capital. U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities. The Company has concluded that it was not necessary to record a liability for any such tax positions as of September 30, 2011. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities; as of the date of this report. No interest expense or penalties have been assessed for the three and nine months ended September 30, 2011.

Recent Accounting Pronouncements

On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU No. 2010-06 provides amended disclosure requirements related to fair value measurements. Certain of these disclosure requirements became effective for the Company in 2010, while others will became effective for the Company in 2011. The adoption of ASU 2010-06 did not have a material impact on the consolidated financial statements, except it enhanced the disclosures around the fair value of investments.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
September 30, 2011 (unaudited)

2. Significant Accounting Policies  – (continued)

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 amends ASC 820, which will require entities to change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosinginformation about fair value measurements.

ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in shareholder’s equity, and disclosures about fair value measurements. ASU 2011-04 changes the measurement of the fair value of financial instruments that are managed within a portfolio and the application of premiums and discounts in a fair value measurement related to size as a characteristic of the reporting entity’s holding rather than a characteristic of the asset or liability. ASU 2011-04 also requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs (applicable only to public companies), and the interrelationships between those unobservable inputs, if any. Lastly, ASU 2011-04 requires entities to disclose any amounts (not just significant) transferred between Level 1 and Level 2 of the fair value hierarchy (applicable to only public companies). All the amendments to ASC 820 made by ASU 2011-04 are effective for interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a material impact on the Fund’s consolidated financial statements, except it will enhance the disclosures around fair value of investments.

3. Investments

The Fund’s investments include bank loans (both funded and unfunded, “Bank Loans”) and minority equity investments (“Equity”) of diversified companies. These financial instruments also may be purchased indirectly through an interest in a limited partnership or a limited liability company. Certain of the risks of investing in the financial instruments of a company are discussed herein.

The Fund may invest in companies that are experiencing various forms of financial, operational, legal, and/or other distress or impairment, including companies involved in bankruptcy or other reorganization or liquidation proceedings (collectively, “Reorganization Proceedings”), and those which might become involved in such proceedings.

Through investing in these companies, the Fund is exposed to credit risk relating to whether the borrower will meet its obligation to pay when it comes due until the investments are sold or mature. Any investment in a distressed company may involve special risks.

The Fund’s transactions in Bank Loans are normally secured financings that are collateralized by physical assets and/or the enterprise value of the borrower. This collateral, and the Fund’s rights to this collateral, are different depending on the specific transaction and are defined by the legal offering documents agreed to in the transaction.

The terms of the Bank Loans may require the Fund to extend to a borrower additional credit, or provide funding for any unfunded portion of such bank loans at the request of the borrower. This exposes the Fund to potential liabilities that are not reflected on the consolidated statement of financial condition. As of September 30, 2011, the Fund had $1,800,000 of unfunded obligations with a fair value of ($34,973). As of December 31, 2010, the Fund had no unfunded obligations.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
September 30, 2011 (unaudited)

3. Investments  – (continued)

There is no clearinghouse for Bank Loans or Equity, nor is there a depository for custody of any such interests. The processes by which these interests are cleared, settled and held in custody are individually negotiated between the parties to the transaction. This subjects the Fund to operational risk to the extent that there are delays and failure in these processes.

4. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximate the carrying amounts presented in the consolidated statement of financial condition.

U.S. GAAP requires enhanced disclosures about investments that are measured and reported on a fair value basis. Under U.S. GAAP, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Further, the guidance distinguishes between inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). Various inputs are used in determining the values of the Fund’s investments; these inputs are categorized as of each valuation date.

The inputs are summarized in three broad levels listed below:

•	Level 1 — quoted unadjusted prices in active markets for identical investments as of the reporting date
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair values of investments)

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of comparable instruments, and valuation pricing models. For those investments valued using quotations, the bid price is generally used, unless the Fund determines that it is not representative of an exit price.

Investments for which fair value is determined using inputs defined above as Level 3 are fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis, and in certain cases third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates, and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk.

Such factors may be given different weighting depending on management’s assessment of the underlying investment, and management may analyze apparently comparable investments in different ways. The Company has used, and intends to continue to use, independent valuation firms to provide additional support for estimating the fair values of investments. Valuations performed by the independent valuation firms may utilize proprietary models and inputs.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
September 30, 2011 (unaudited)

4. Fair Value of Financial Instruments  – (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Fund’s investments measured at fair value based on the fair value hierarchy defined above as of September 30, 2011 and December 31, 2010:

	Level 1	Level 2	Level 3	Total
September 30, 2011	$—	$—	$333,274,510	$333,274,510
December 31, 2010	$—	$—	$283,827,606	$283,827,606

Refer to the consolidated schedule of investments for detailed disaggregation of the Fund’s investments. Transfers into or out of Levels 1, 2, or 3 are recognized at the reporting date. There were no transfers of investments between levels by the Fund nor did the Fund own any other investment types during the nine months ended September 30, 2011.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Nine months ended September 30, 2011	Investments
Fair value, January 1, 2011	$283,827,606
Purchases	202,640,494
Sales and paydowns	(147,668,833)
Net accretion of discounts on investments	2,452,108
Net realized gain from investments	3,132,184
Net change in unrealized depreciation on investments	(11,109,049)
Fair value, September 30, 2011	$333,274,510
Net change in unrealized appreciation / (depreciation) included in earnings related to investments still held at reporting date	$(10,979,612)

5. Indemnifications

In the normal course of business, the Fund enters into certain contracts that provide a variety of indemnifications. The Fund’s maximum exposure under these indemnifications is unknown. However, no liabilities have arisen under these indemnifications in the past and, while there can be no assurances in this regard, there is no expectation that any will occur in the future. Therefore, the Fund does not consider it necessary to record a liability for any indemnifications under U.S. GAAP.

6. Due to and due from counterparties

The Fund executes investments with agents, brokers, investment companies, agent banks and other financial institutions. Due to and due from counterparties include amounts related to unsettled purchase and sale transactions of investments of GF 2010-1. Due to counterparties was $8,589,269 and $12,385,000 as of September 30, 2011 and December 31, 2010, respectively. Due from counterparties was $124,302 and $2,333,573 as of September 30, 2011 and December 31, 2010, respectively. Due from counterparties includes principal paydowns receivable from the borrowers.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
September 30, 2011 (unaudited)

7. Members’ Capital

The Company may issue limited liability interests (“Units”), as approved by the Board. Members may purchase units (“Units”) in the Company at the beginning of any calendar month. Members are initially required to invest a minimum of $1,000,000 subject to the discretion of the Board. The Company is authorized to issue up to 100,000,000 Units. Notwithstanding the foregoing, without the written consent of the holders of two-thirds of the outstanding Units, the Company may not issue Units other than for cash. The maximum aggregate amount of such Unit issuance for cash cannot exceed $80,000,000. Additionally, the Units issued in connection with the acquisition by the Company of the equity interests of Garrison Capital CLO did not require written consent. The Units issued by the Company are not certificated. A member does not have the right to redeem from the Company.

For the three and nine months ended September 30, 2011, the Company did not issue any new Units.

No holder of Units shall sell, transfer or otherwise dispose of its Units without the prior written consent of the Board, which consent shall not be unreasonably withheld. The Units have not been registered under the U.S. Securities Act of 1933 and may not be transferred except in a transaction exempt from, or not subject to, the registration requirements of the U.S. Securities Act of 1933.

8. Allocation of Profits and Losses

Members are issued Units of the Company that represent their limited liability company interests in the Company. Profits and losses are allocated on a pro-rata basis to all members based on the number of Units held by each member in proportion to the aggregate number of all outstanding Units of the Company.

9. Financing

On November 5, 2010, GF 2010-1 completed a $300 million collateralized loan securitization. GF 2010-1 is a CLO established to acquire or participate in U.S. and Canadian dollar-denominated senior corporate debt obligations. Currently, GF 2010-1 is the borrower under a collateralized loan obligation facility (the “CLO Facility”). As further described below, the CLO Facility consists of senior secured notes (collectively the “GF 2010-1 Notes”). GF 2010-1, represented approximately 46.1% and 50.1% of the Fund’s capital at September 30, 2011 and December 31, 2010, respectively.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
September 30, 2011 (unaudited)

9. Financing  – (continued)

GF 2010-1 invests in Bank Loans which are valued consistent with the Fund’s valuation policies. These investments were acquired from proceeds received through the private placement issuance of the GF 2010-1 Notes and the subordinate note. The tables below show the GF 2010-1 Notes outstanding as of September 30, 2011 and December 31, 2010:

September 30, 2011	Amortized Carrying Value	Outstanding Principal at Par	Interest Rate	Stated Maturity
GF 2010-1 Notes:
Class A-1 Senior Secured Notes	$164,500,000	$164,500,000	L+2.40%	11/20/2017
Class A-2 Senior Secured Notes	24,640,265	25,000,000	L+2.40%	11/20/2017
Class B Senior Secured Deferrable Notes	11,764,537	12,000,000	L+3.75%	11/20/2017
Class C Senior Secured Deferrable Notes	17,529,075	18,000,000	L+4.75%	11/20/2017
	$218,433,877	$219,500,000

December 31, 2010	Amortized Carrying Value	Outstanding Principal at Par	Interest Rate	Stated Maturity
GF 2010-1 Notes:
Class A-1 Senior Secured Notes	$164,500,000	$164,500,000	L+2.40%	11/20/2017
Class A-2 Senior Secured Notes	24,596,481	25,000,000	L+2.40%	11/20/2017
Class B Senior Secured Deferrable Notes	11,735,879	12,000,000	L+3.75%	11/20/2017
Class C Senior Secured Deferrable Notes	17,471,757	18,000,000	L+4.75%	11/20/2017
	$218,304,117	$219,500,000

The fair value of the GF 2010-1 Notes approximated the carrying value on the consolidated statement of financial condition at September 30, 2011 and December 31, 2010.

The Class A-2 Senior Secured Notes, Class B Senior Secured Deferrable Notes and Class C Senior Secured Deferrable Notes were issued at a discount to their par value. The aggregate amount of original discount was $1,222,500. The carrying value of these notes in the consolidated statement of financial condition is net of the un-amortized discount. This original issue discount is being amortized to par over the stated maturity of the respective notes. At September 30, 2011 and December 31, 2010, there were no undrawn tranches of debt. The subordinated note with a par value of $80,500,000 was issued at $75,932,806, or 94.33% of par. The subordinated note matures on November 20, 2017 and does not bear a stated interest rate. Instead, the subordinated note has a claim to all residual cash flows of the CLO, after cash flows are allocated to the holders of the senior secured note holders in accordance with the Priority of Payments, as defined in the indenture governing the Notes. The fair value of the subordinated note and nominal equity was $75,415,336 and $80,272,811 at September 30, 2011 and December 31, 2010, respectively.

The indenture of the CLO Facility provides that, to the extent cash is available from cash collections, the holders of all of the GF 2010-1 Notes are to receive quarterly interest payments on the 20th business day of February, May, August and November of each year (each, “Payment Date”) until the stated maturity. To the

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
September 30, 2011 (unaudited)

9. Financing  – (continued)

extent interest is not paid on the Class B Notes and/or the Class C Notes on any Payment Date, as defined in the indenture, such amounts will be deferred and added to the outstanding principal of the respective notes.

The GF 2010-1 Notes and the subordinated note are expected to mature at par on their Stated Maturity as defined in the indenture governing the Notes, unless previously redeemed or repaid. Starting November 20, 2011, at the direction of greater than 50% of the holders of the subordinated note, the GF 2010-1 Notes may be redeemed without penalty in whole, but not in part, on any Payment Date as defined in its indenture. The subordinated note may be redeemed only after all of the GF 2010-1 Notes are paid off.

Through the terms of the indenture, GF 2010-1 is required to maintain a portfolio of Bank Loans that meet certain conditions governing GF 2010-1’s conduct of business. Additionally, GF 2010-1 must be in compliance with all debt covenants outlined in its indenture, which include, but are not limited to, minimum overcollateralization levels, an interest coverage test, limitations on industry concentrations and rating agency compliance. At September 30, 2011 and December 31, 2010, the trustee asserted that GF 2010-1 was in compliance with its financial debt covenants.

Pursuant to GF 2010-1’s investment objective, the Investment Manager monitors the financial condition of the issuers of Bank Loans and under certain circumstances will substitute any Bank Loans failing to meet certain criteria specified in GF 2010-1’s indenture.

Included in deferred debt issuance costs on the consolidated statement of financial condition are structuring fees, rating agency fees and legal fees associated with the establishment of the CLO Facility. Such costs have been capitalized and are being amortized over the stated maturity of the respective notes. At September 30, 2011 and December 31, 2010, the weighted average interest rate of the GF 2010-1 Notes was 2.96% and 2.98%, respectively. The weighted average effective interest rate, including the effects of amortization of original issue discount and deferred debt issuance costs on the GF 2010-1 Notes was 4.23% and 3.65% at September 30, 2011 and December 31, 2010, respectively.

10. Related Party Transactions

On the last day of each fiscal quarter, the Company pays a management fee (the “Management Fee”) to the Investment Adviser in arrears for the preceding fiscal quarter equal to 0.375% (1.5% per annum) of the value of the Company’s consolidated members’ capital (excluding the average amount of cash held during the period). For the three and nine months ended September 30, 2011, the Investment Adviser earned Management Fees of $528,172 and $1,342,823, respectively, of which $53,172 was payable as of September 30, 2011.

The Investment Manager, a Delaware limited partnership, is the investment manager of various members of the Company.

As discussed in Note 1, the Investment Adviser could determine that an initial public offering of equity upon conversion to a BDC is the best source of additional capital. If the Investment Adviser is successful in an initial public offering, just prior to the pricing of such offering, the Investment Adviser would be allocated, in the form of shares of the Company, an amount equal to 10% of the positive difference between (a) the Company’s net asset value on the most recent date of calculation prior to the pricing of the public offering plus any dividends or other distributions made from the December 17, 2010 (commencement of operations) to the date of such offering and (b) the amount of capital contributed by investors in the Company prior to consummation of such public offering.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
September 30, 2011 (unaudited)

11. Financial Highlights

The following represents total return and ratios to average members’ capital information for the nine months ended September 30, 2011:

Nine months ended
Total return
Total return	2.27%

Total return is calculated assuming a purchase of Members’ capital units at the Members’ capital per Unit value on the first day of the period and a sale at the current Members’ capital per Unit value on the last day of the period.

	Three months ended September 30, 2011	Nine months ended September 30, 2011
Ratios to average members’ capital
Net investment income	2.79%	7.11%
Expenses	1.64%	5.21%

Total return and the ratios to average members’ capital are calculated for the members as a whole. An individual member’s return and ratios may vary from these returns and ratios based on the timing of capital transactions. Total return and the ratios to average members’ capital have not been annualized.

The following table shows the per Unit operating performance of the Company.

Members’ capital per Unit operating performance
Members’ capital per Unit, January 1, 2011	$14.96
Income/(Loss) from Operations
Net investment income	1.08
Net realized and change in unrealized depreciation	(0.74)
Total Income from Operations	0.34
Members’ capital per Unit, September 30, 2011	$15.30

12. Contingencies

In the ordinary course of business, the Fund may be named as a defendant or a plaintiff in various lawsuits and other legal proceedings. Such proceedings include actions brought against the Fund and others with respect to transactions to which the Fund may have been a party. The outcomes of such lawsuits are uncertain and based on these lawsuits, the values of the investments to which they relate could decrease. Management does not believe that as a result of litigation, there would be any material impact on the consolidated financial condition of the Fund. The Fund has had no outstanding litigation proceedings brought against it since the commencement of the Fund on December 17, 2010.

13. Subsequent Events

These consolidated financial statements were approved by management and were available for issuance on November 10, 2011. Subsequent events have been evaluated by management through this date. No material subsequent events have occurred through this date.

Report of Independent Registered Public Accounting Firm

To the Managing Member of
  Garrison Capital LLC and Subsidiaries:

We have audited the accompanying consolidated statement of financial condition of Garrison Capital LLC and Subsidiaries (the “Fund”), including the consolidated schedule of investments, as of December 31, 2010, and the related consolidated statements of operations, changes in members’ capital, and cash flows for the period from December 17, 2010 (commencement of operations) to December 31, 2010. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Garrison Capital LLC and Subsidiaries as of December 31, 2010, the consolidated results of their operations, the changes in their members’ capital and their cash flows for the period from December 17, 2010 (commencement of operations) to December 31, 2010 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
May 3, 2011

Garrison Capital LLC and Subsidiaries

Consolidated Statement of Financial Condition
December 31, 2010

Assets
Cash and cash equivalents	$80,000,000
Cash and cash equivalents, securitization accounts	21,353,669
Due from counterparties	2,333,573
Investments, fair value Non-control/Non-affiliate investments (amortized cost of $281,905,408)	283,827,606
Accrued interest receivable	1,126,499
Deferred debt issuance costs (net of accumulated amortization of $297,057)	3,267,624
Other assets	423,458
Total assets	$392,332,429
Liabilities and members’ capital
Liabilities:
Due to counterparties	$12,385,000
Senior secured notes payable (Note 9)	218,304,117
Interest payable on notes payable	1,035,001
Accrued expenses and other payables	375,000
Total liabilities	232,099,118
Total members’ capital	160,233,311
Total liabilities and members’ capital	$392,332,429
Members’ Capital Units Per Share
Total members’ capital Units outstanding, par value $15.00	10,707,221
Total members’ capital value per Unit	$14.96

See accompanying notes to consolidated financial statements.

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments
December 31, 2010

Security Description	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments
Investments – United States
Bank Loans
Apparel & Accessory Stores
Marshall Retail Group LLC*, LIBOR (“L”) + 4.50%, 2.75% L Floor, 04/16/2013	$1,798,573	$1,672,673	$1,672,673	1.04%
Total Apparel & Accessory Stores		1,672,673	1,672,673	1.04
Apparel Products
Strategic Partners, Inc.*, L+5.50%, 1.75% L Floor, 08/23/2016	6,982,500	6,982,500	6,982,500	4.36
Total Apparel Products		6,982,500	6,982,500	4.36
Automotive
BBB Industries, LLC*, L+4.50%, 2.00% L Floor, 06/29/2013	5,411,157	5,203,910	5,212,567	3.25
Transtar Holding Company*, L+4.50%, 1.75% L Floor, 12/21/2016	3,000,000	2,970,000	3,030,000	1.89
Total Automotive		8,173,910	8,242,567	5.14
Business Finance Services
Convergent Resources, Inc.*, L+5.50%, 06/30/2012	3,978,898	3,779,953	3,779,953	2.36
Ocwen Financial Corporation*, L+7.00%, 2.00% L Floor, 07/29/2015	5,136,447	5,118,954	5,110,765	3.19
Total Business Finance Services		8,898,907	8,890,718	5.55
Business Services
Network Solutions, LLC*, L+2.25%, 03/07/2014	6,187,509	5,831,727	5,893,602	3.68
Total Business Services		5,831,727	5,893,602	3.68
Chemicals
Arclin US Holdings Inc.*, L+6.00%, 1.75% L Floor, 01/15/2015	2,679,593	2,545,613	2,599,205	1.62
Avantor Performance Materials Holdings, Inc.*, L+4.50%, 1.75% L Floor, 10/07/2016	5,985,000	5,999,962	6,029,887	3.76
General Chemical Corporation*, L+5.00%, 1.75% L Floor, 10/06/2015	997,500	1,004,483	1,009,171	0.63
Porex Corporation*, L+5.75%, 1.50% L Floor, 03/31/2015	1,887,500	1,868,625	1,906,375	1.19
Total Chemicals		11,418,683	11,544,638	7.20

See accompanying notes to consolidated financial statements.

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
December 31, 2010

Security Description	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Communications
Aspect Software, Inc.*, L+4.50%, 1.75% L Floor, 05/07/2016	$5,969,923	$5,984,850	$5,992,312	3.74%
ConvergeOne Holdings Corp*, L+2.75%, 05/31/2013	2,140,727	1,926,654	1,926,654	1.20
Einstruction Corp.*, L+3.75%, 07/02/2013	3,040,029	2,705,625	2,766,426	1.73
Hyland Software, Inc., L+5.00%, 1.75% L Floor, 12/17/2016	4,000,000	3,960,183	3,982,000	2.48
NaviSite, Inc.*, L+6.00%, 3.15% L Floor, 06/08/2013	1,884,169	1,771,118	1,789,960	1.12
Transaction Network Services, Inc.*, L+4.00%, 2.00% L Floor, 11/18/2015	4,848,439	4,858,136	4,858,136	3.03
U.S. TelePacific Corp.*, L+7.25%, 2.00% L Floor, 08/17/2015	992,500	999,944	1,000,738	0.63
Vonage America Inc.*, L+8.00%, L Floor 1.75%, 12/14/2015	2,000,000	1,940,396	1,995,000	1.24
Total Communications		24,146,906	24,311,226	15.17
Consumer Finance Services
Green Tree Credit Solutions LLC*, L+5.75%, 2.25% L Floor, 12/18/2015	4,385,714	4,341,857	4,371,241	2.73
Total Consumer Finance Services		4,341,857	4,371,241	2.73
Crop Agriculture
Earthbound Holdings III, LLC*, L+5.00%, 1.75% L Floor, 12/21/2016	3,000,000	2,955,041	3,020,700	1.89
Total Crop Agriculture		2,955,041	3,020,700	1.89
Educational Services
Educate, Inc.*, L+7.00%, 1.50% L Floor, 06/14/2014	1,488,515	1,466,940	1,466,187	0.92
Total Educational Services		1,466,940	1,466,187	0.92
Electrical Equipment
Source Refrigeration & HVAC, Inc.*, Base Rate + 7.75%**, 12/31/2012	1,328,688	1,222,393	1,222,393	0.76
Syncsort Incorporated*, L+5.50%, 2.00% L Floor, 03/31/2015	4,875,000	4,777,500	4,777,500	2.98
Total Electrical Equipment		5,999,893	5,999,893	3.74

See accompanying notes to consolidated financial statements.

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
December 31, 2010

Security Description	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Food Products
Darling International Inc.*, L+3.50%, 1.50% L Floor, 12/17/2016	$1,500,000	$1,492,500	$1,510,650	0.94%
Farley’s & Sathers Candy Company, Inc.* L+5.00%, 2.00% L Floor, 06/15/2011	1,809,799	1,791,702	1,805,275	1.13
NBTY Inc.*, L+4.50%, 1.75% L Floor, 10/01/2017	2,000,000	2,025,400	2,027,000	1.26
Pabst Brewing Company*, L+5.00%, 1.50% L Floor, 06/25/2015	3,888,889	3,869,444	3,869,444	2.41
Pinnacle Foods Finance LLC*, L+4.25%, 1.75% L Floor, 04/02/2014	832,454	841,111	841,694	0.53
Total Food Products		10,020,157	10,054,063	6.27
Health Services
APS Healthcare, Inc.*, L+3.25%, 03/30/2013	3,545,574	3,297,384	3,297,384	2.06
CareMore Holdings, Inc.*, L+2.75%, 02/28/2013	3,234,000	2,991,450	2,910,600	1.82
MCCI Group Holdings, LLC*, L+3.75%, 12/21/2012	7,982,104	7,423,356	7,423,356	4.63
Midwest Dental*, Base Rate+3.25%**, 05/03/2012	7,714,615	7,213,165	7,213,165	4.50
Physiotherapy Associates, Inc., Term Loan*, Base Rate+4.25%**, 06/28/2013	4,588,259	3,945,903	4,244,140	2.65
Physiotherapy Associates, Inc., 2nd Lien Term Loan*, Base Rate+8.75%**, 12/31/2013	1,000,000	555,000	800,000	0.50
Total Health Services		25,426,258	25,888,645	16.16
Home Furnishings Stores
Hamilton Beach/Proctor-Silex, Inc.*, L+2.00%, 05/31/2013	6,067,062	5,824,380	5,930,554	3.70
Total Home Furnishings Stores		5,824,380	5,930,554	3.70
Machinery
Dana Holding Corporation*, L+4.25%, 01/30/2015	4,397,997	4,390,521	4,430,983	2.77
Goodman Global, Inc.*, L+4.00%, 1.75% L Floor, 10/28/2016	997,500	987,772	1,001,889	0.63
Total Machinery		5,378,293	5,432,872	3.40
Mining (Nonmetallic)
Resco Products, Inc.*, L+6.50%, 2.00% L Floor, 06/22/2013	4,072,347	3,746,559	3,746,559	2.34
Total Mining (Nonmetallic)		3,746,559	3,746,559	2.34

See accompanying notes to consolidated financial statements.

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
December 31, 2010

Security Description	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Miscellaneous Manufacturing
Alliance Laundry Systems LLC*, L+4.50%, 1.75% L Floor, 09/30/2016	$978,947	$987,268	$991,576	0.62%
Alpha Packaging Holdings, Inc.*, L+5.00%, 1.75% L Floor, 09/17/2016	3,241,875	3,144,619	3,144,619	1.96
Camelbak Products, LLC*, L+5.25%, 1.75% L Floor, 06/21/2015	4,802,961	4,725,152	4,742,923	2.96
Pelican Products, Inc.*, L+4.25%, 1.50% L Floor, 11/30/2016	4,000,000	3,960,458	4,012,400	2.50
Total Miscellaneous Manufacturing		12,817,497	12,891,518	8.04
Miscellaneous Retail
Provo Craft & Novelty, Inc.*, L+6.00%, 2.00% L Floor, 03/22/2016	4,038,462	3,922,558	3,885,000	2.42
PSP Holdco, LLC*, L+5.75%, 1.75% L Floor, 09/13/2016	4,987,500	4,912,687	4,912,688	3.07
Total Miscellaneous Retail		8,835,245	8,797,688	5.49
Miscellaneous Services
Andrews International Inc.*, Base Rate+4.25%**, 09/20/2015	6,000,000	5,940,000	5,940,000	3.71
BRSP, LLC*, L+4.50%, 3.00% L Floor, 06/24/2014	994,855	999,615	999,829	0.62
Peak 10, Inc.*, Base Rate+4.00%**, 10/05/2016	8,977,500	8,887,725	9,022,387	5.63
Protection One, Inc.*, L+4.25%, 1.75% L Floor, 06/04/2016	2,877,308	2,870,114	2,877,308	1.80
R3 Treatment Inc., Term Loan A*, L+6.00%, 2.00% L Floor, 12/29/2014	4,687,500	4,640,625	4,640,625	2.90
R3 Treatment Inc., Term Loan B*, L+6.50%, 2.00% L Floor, 07/01/2015	2,985,000	2,970,542	2,970,075	1.85
Savvis Communications Corporation*, L+5.00%, 1.75% L Floor, 08/04/2016	4,987,500	5,039,869	5,060,816	3.16
SMG*, L+3.00%, 07/27/2014	7,211,931	6,779,215	6,851,334	4.27
United States Infrastructure Corporation*, L+4.00%, 1.50% L Floor, 05/13/2015	1,995,000	1,995,000	1,997,494	1.25
Vision Solutions, Inc.*, L+6.00%, 1.75% L Floor, 07/23/2016	6,737,500	6,636,438	6,670,125	4.16
Volume Services America, Inc., Term Loan A*, L+8.00%, 2.00% L Floor, 09/16/2015	1,925,000	1,896,125	1,896,125	1.18
Volume Services America, Inc., Term Loan B*, L+8.50%, 2.00% L Floor, 09/16/2016	6,982,500	6,860,306	6,995,767	4.37
Total Miscellaneous Services		55,515,574	55,921,885	34.90

See accompanying notes to consolidated financial statements.

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
December 31, 2010

Security Description	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Oil & Gas Extraction
Gulf Coast Machine & Supply Co.*, L+9.50%, 4.00% L Floor, 01/31/2013	$3,035,155	$2,429,000	$2,428,125	1.51%
TSI Acquisition LLC*, L+2.75%, 03/12/2013	1,787,813	1,537,519	1,537,519	0.96
Total Oil & Gas Extraction		3,966,519	3,965,644	2.47
Papers & Allied Products
Hoffmaster Group, Inc.*, L+5.00%, 2.00% L Floor, 06/02/2016	6,893,592	6,812,908	6,807,422	4.25
LabelCorp Holdings, Inc*, L+5.50%, 3.00% L Floor, 08/08/2014	5,320,813	4,908,450	4,948,356	3.09
Total Papers & Allied Products		11,721,358	11,755,778	7.34
Pipe Lines
Inland Pipe Rehabilitation, LLC*, Base Rate+3.50%**, 07/05/2013	6,879,301	6,672,922	6,672,922	4.16
Total Pipe Lines		6,672,922	6,672,922	4.16
Printing & Publishing
Cengage Learning, Inc.*, L+2.25%, 07/03/2014	8,702,638	7,995,114	8,213,550	5.13
Interactive Data Corporation*, L+5.00%, 1.75% L Floor, 01/29/2017	2,487,500	2,530,036	2,516,852	1.57
Princeton Review, Inc. (The)*, L+5.25%, 1.50% L Floor, 12/07/2014	2,850,000	2,793,000	2,793,000	1.74
Total Printing & Publishing		13,318,150	13,523,402	8.44
Railroad Transportation
RailWorks, LLC*, L+3.75%, 1.50% L Floor, 05/07/2013	3,483,946	3,414,169	3,414,169	2.13
Total Railroad Transportation		3,414,169	3,414,169	2.13
Restaurants
BMP/Pennant Holdings, LLC Term Loan A*, L+4.25% Cash, L+1.00% PIK, 06/27/2014	2,997,402	2,399,454	2,397,922	1.50
BMP/Pennant Holdings, LLC, Term Loan B* L+6.00% Cash, L+6.00% PIK, 6/27/2014	644,722	517,729	515,777	0.32
Denny’s Inc.*, L+4.75%, 1.75% L Floor, 09/30/2016	3,840,000	3,871,104	3,884,928	2.43
Landry’s Restaurant, Inc.*, L+4.50%, 1.75% L Floor, 12/1/2014	3,000,000	2,962,575	2,970,000	1.85
Total Restaurants		9,750,862	9,768,627	6.10

See accompanying notes to consolidated financial statements.

Garrison Capital LLC and Subsidiaries

Consolidated Schedule of Investments (continued)
December 31, 2010

Security Description	Par	Cost	Fair Value	% of Members’ Capital
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Bank Loans (continued)
Specialty Services
SI Organization, Inc.*, L+4.00%, 1.75% L Floor, 11/22/2016	$4,000,000	$3,977,793	$4,025,200	2.51%
Total Specialty Services		3,977,793	4,025,200	2.51
Textile Products
Universal Fiber Systems, LLC*, L+5.25%, 1.75% L Floor, 06/26/2015	5,000,000	4,950,000	4,950,000	3.09
Total Textile Products		4,950,000	4,950,000	3.09
Transport Equipment
Aerostructures Acquisition, LLC*, Base Rate + 4.00%**, 03/01/2013	926,363	833,726	852,253	0.53
Metaldyne, LLC*, L+6.00%, 1.75% L Floor, 10/22/2016	4,987,500	5,049,844	5,027,899	3.14
United Components, Inc.*, L+4.50%, 1.75% L Floor, 03/23/2017	498,750	503,139	498,750	0.31
Total Transport Equipment		6,386,709	6,378,902	3.98
Transportation Services
Fleetgistics Holdings, Inc.*, L+5.50%, 2.00% L Floor, 03/23/2015	3,303,125	3,311,383	3,311,383	2.07
Kenan Advantage Group, Inc.*, L+4.00%, 1.50% L Floor, 06/11/2016	3,000,000	2,970,150	2,997,000	1.87
Ozburn-Hessey Holding Company LLC*, L+5.50%, 2.00% L Floor, 04/08/2016	1,985,000	2,012,393	2,004,850	1.25
Total Transportation Services		8,293,926	8,313,233	5.19
Total Bank Loans		281,905,408	283,827,606	177.13
Total Non-Control/Non-Affiliate Investments		281,905,408	283,827,606	177.13
Total Investments – United States		$281,905,408	$283,827,606	177.13%

*	Denotes that all or a portion of the loan secures the senior secured notes offered in the Collateralized Loan Obligation Facility (see Note 9)
**	Reference to an alternate base rate is commonly based on the Federal Funds Rate or the Prime Rate.

See accompanying notes to consolidated financial statements.

Garrison Capital LLC and Subsidiaries

Consolidated Statement of Operations
Period from December 17, 2010 (commencement of operations) to December 31, 2010

Investment income and expenses
Expenses:
Professional fees	375,000
Total expenses	375,000
Net investment loss		(375,000)
Net loss		$(375,000)

See accompanying notes to consolidated financial statements.

Garrison Capital LLC and Subsidiaries

Consolidated Statement of Changes in Members’ Capital
Period from December 17, 2010 (commencement of operations) to December 31, 2010

	Managing Member	Members
Initial capital contributions at December 17, 2010	$—	$80,000,000
Additional capital contributions	—	80,608,311
Allocation of net loss:
Pro-rata allocation	—	(375,000)
Net loss	—	(375,000)
Members’ capital at December 31, 2010	$—	$160,233,311

See accompanying notes to consolidated financial statements.

Garrison Capital LLC and Subsidiaries

Consolidated Statement of Cash Flows
Period from December 17, 2010 (commencement of operations) to December 31, 2010

Cash flow from operating activities
Net loss	$(375,000)
Adjustments to reconcile net loss to net cash from operating activities:
Changes in operating assets and liabilities:
Increase in accrued expenses and other payables	375,000
Net cash from operating activities	—
Cash flow from financing activities
Capital contributions	80,000,000
Net cash from financing activities	80,000,000
Net increase in cash and cash equivalents	80,000,000
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$80,000,000
Supplemental disclosure of non-cash items
In-kind capital contribution of 100% Equity Interest in Garrison Capital CLO Ltd. in exchange for issuance of Units (See Note 10).	$80,608,311

See accompanying notes to consolidated financial statements.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2010

1. Organization

Garrison Capital LLC, a Delaware Limited Liability Company, (the “Company”) commenced operations on December 17, 2010. The Company is a closed-end, non-diversified management investment company. The Company intends to invest primarily in or originate (1) first lien senior secured loans, (2) second lien senior secured loans and (3) “one-stop” senior secured loans or “unitranche” loans. The term “one-stop” or “unitranche” refers to a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans. The Company’s investment objective is to generate current income and capital appreciation by investing primarily in secured loans to middle-market companies. The Company intends to generate risk-adjusted net returns by assembling a broad portfolio of investments.

On December 31, 2010, the Company acquired Garrison Capital CLO Ltd. (“Garrison Capital CLO”), a Cayman Islands exempted company, which was created on September 20, 2010 and initially capitalized on December 31, 2010. This entity is a wholly-owned consolidated subsidiary of the Company created for the purpose of acquiring and holding an investment in Garrison Funding 2010-1 LLC (“GF 2010-1”).

On December 31, 2010, Garrison Capital CLO acquired 100% of the lowest tranche subordinated notes and nominal equity of Garrison Funding 2010-1 LLC, which is a collateralized loan obligation entity created on September 21, 2010 (the “Collateralized Loan Obligation”) and initially capitalized on November 5, 2010 for the purpose of acquiring or participating in U.S. dollar-denominated senior, first and second lien secured and unsecured corporate debt obligations, subject to the terms and conditions outlined in its indenture. On November 5, 2010, GF 2010-1 completed a $300 million collateralized loan securitization which is more fully described in Note 9. GF 2010-1 is wholly-owned and consolidated by Garrison Capital CLO. The subordinated notes represent a claim to the residual cash flows of GF 2010-1. GF 2010-1 has appointed Deutsche Bank Trust Company Americas as its trustee. Garrison Investment Group, LP (the “Investment Manager”) is the collateral manager of GF 2010-1.

Garrison Capital LLC and its wholly-owned consolidated subsidiaries are collectively referred to as the “Fund”.

Garrison Capital MM LLC, a Delaware Limited Liability Company, is the managing member of the Company (the “Managing Member”). In its capacity as the Managing Member, it manages the Company’s affairs. Garrison Capital Advisers LLC (the “Investment Adviser”), a Delaware Limited Liability Company, is the investment adviser of the Company. The Managing Member and the Investment Adviser are affiliates of the Investment Manager. The Investment Adviser is collectively owned by the Investment Manager and members of the Company. Pursuant to an advisory agreement between the Investment Adviser and the Company, the Investment Adviser monitors the Company’s operations, oversees its investment activity, and has day-to-day portfolio management responsibility for the Company, subject to the supervision of the Managing Member.

Subsequent to December 31, 2010, the Company has taken steps to file a Form N-2 with the U.S. Securities and Exchange Commission that must be submitted by closed-end investment companies to register under the Investment Company Act of 1940 (“1940 Act”) and to offer their shares under the Securities Act of 1933. Immediately prior to the completion of this offering, the Company intends to convert into a Delaware corporation, Garrison Capital Inc. which will file an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940. As part of the BDC conversion, the existing members of the Company will receive shares of common stock in exchange for their limited liability company interests. The number of shares received by the members will be based on the fair value of the assets contributed by the members in connection with the BDC offering and conversion, as determined by our Investment Adviser. In addition, for tax purposes Garrison Capital Inc. will elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Prior to the completion of the offering, the Company holds its interest in GF 2010-1 through Garrison Capital CLO. Prior to the completion of the offering, the Company intends to cause Garrison Capital CLO to liquidate and

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2010

1. Organization  – (continued)

distribute all of its assets, including the subordinated notes, to the Company. As a result of such liquidation and distribution, the Company may be liable for liabilities of Garrison Capital CLO, including tax liabilities.

SEI Investments Global Fund Services, Inc. is the Fund’s administrator (the “Administrator”). The Administrator performs certain accounting and administrative services for the Fund. The Administrator receives a monthly fee equal to a percentage of the total members’ capital of the Fund. The Administrator is also reimbursed by the Fund for all reasonable out-of-pocket expenses.

2. Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company believes it has made all necessary adjustments so that the financial statements are presented fairly and that all such adjustments are of a normal recurring nature. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation. The accounts of the subsidiaries are prepared for the same reporting period as Garrison Capital LLC using consistent accounting policies. For consolidated subsidiaries acquired during the reporting period, the accounts of the subsidiaries are included from the date of acquisition.

Basis for Consolidation

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies (the “Investment Company Guide”), codified in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies (“ASC 946”), the Company is precluded from consolidating any entity other than another investment company. The Company generally consolidates any investment company when it owns 100% of its partners’ or members’ capital or equity units. Garrison Capital CLO is a 100% owned investment company. Furthermore, Garrison Capital CLO owns a 100% interest in GF 2010-1 which is deemed to be an investment company. As such, the Company has consolidated the accounts of both these entities into these financial statements.

Investment Classification

As required by the 1940 Act, investments are classified by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Fund is deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies”, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Fund is deemed to control a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. The Fund is deemed to be an affiliate of a company in which it has invested if it owns 5% or more and less than 25% of the voting securities of such company. As of December 31, 2010 all of the Fund’s investments were Non-Control/Non-Affiliate Investments.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the consolidated financial statements, including the estimated fair values of investments and the amount of income and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Fund defines cash equivalents as highly liquid financial instruments with original maturities of three months or less. Cash equivalents, other than money market mutual funds, are carried at cost plus accrued

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2010

2. Significant Accounting Policies  – (continued)

interest, which approximates fair value. Money market mutual funds are carried at net asset value which approximates fair value. Cash is generally held at two major financial institutions and cash is swept on an overnight basis into bank deposit accounts at one of those major financial institutions. At December 31, 2010, cash amounted to $80,000,000 held at one major financial institution and there were no cash equivalents.

Cash and cash equivalents, securitization accounts

Cash and cash equivalents, securitization accounts include amounts held by GF 2010-1 in designated bank accounts in the form of cash and short-term liquid investments in overnight sweep accounts. GF 2010-1 is required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with its indenture. Cash held in such accounts is not available for the general use of the Fund. At December 31, 2010 cash was held in the amount of $2,632,991 and cash equivalents were held in an overnight sweep account in the amount of $18,720,678 at one major financial institution.

Investment Transactions and Related Investment Income and Expense

The Fund records its investment transactions on a trade date basis, which is the date when management has determined that all material terms have been defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on the consolidated statement of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

The Fund accrues interest income if it expects that ultimately it will be able to collect it. Generally, when an interest default occurs on a loan in the portfolio, or if management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, the Investment Adviser will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Fund remains contractually entitled to this interest. The Fund may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized to interest income or expense, respectively, over the maturity periods of the investments. During the period ended December 31, 2010, there were no loans originated at discounts or premiums; however there were loans purchased at a discount and premium.

Interest expense is recorded on an accrual basis. Certain expenses related to, but not limited to, legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when the Fund makes certain investments. These expenses are recognized in the consolidated statement of operations as they are incurred.

Loan Origination, Facility, Commitment and Amendment Fees

The Fund may receive fees in addition to interest income from the loans during the life of the investment. The Company may receive origination fees upon the origination of an investment. Depending on the nature of these origination fees, they may be initially deferred and reduced from the cost basis of the investment and subsequently accreted into income over the term of the loan or immediately recognized in income. GF 2010-1 is prohibited from originating loans by its indenture; therefore, it does not receive any origination fees. The Fund may receive facility, commitment and amendment fees, which are paid to the Fund on an ongoing basis. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by the Fund and are recorded on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and are

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2010

2. Significant Accounting Policies  – (continued)

accounted for upon completion of the amendments or waivers, generally when such fees are receivable. Any such fees are included in other income on the consolidated statement of operations. For the period ended December 31, 2010, there were no material fees earned.

Valuation of Investments

The Fund values its investments in accordance with ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

The Fund’s portfolio consists of primarily debt investments. These investments are valued by the Investment Adviser at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, the Investment Adviser derives a fair value using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, and other applicable factors for similar transactions.

Due to the nature of the Fund’s strategy, the Fund’s portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Investment Adviser may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Income Taxes

The Company is treated as a partnership for U.S. federal and state or local income tax purposes and, therefore, no provision has been made in the accompanying consolidated financial statements for federal, state or local income taxes. In accordance with the Internal Revenue Code, the partners include their respective shares of the Company’s taxable profits or losses in their individual tax or information returns.

Garrison Capital is the 100% shareholder of Garrison Capital CLO, a Cayman domiciled corporation treated as a corporation for U.S. federal income tax and is a Controlled Foreign Corporation (“CFC”). This will result in current inclusion of its income for U.S. federal income tax purposes (i.e., “subpart F” income).

Garrison Capital CLO holds the subordinated note and equity interest of Garrison Funding 2010-1 LLC (“Garrison Funding”), a disregarded entity for U.S. federal income tax purposes. Garrison Funding only purchased loans on the secondary market as it is precluded from originating loans. Thus, neither it nor Garrison Capital CLO was considered to be engaged in a trade or business in the U.S. pursuant to IRC Sec. 864(b)(2) as a result of its activities, and they do not generate effectively connected income (“ECI”). All income of Garrison Funding will be considered investment income and not trade or business income.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2010

2. Significant Accounting Policies  – (continued)

The Managing Member is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that would reduce members’ capital. U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities. The Managing Member has concluded that it was not necessary to record a liability for any such tax positions as of December 31, 2010. However, the Managing Member’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of, and changes to, tax laws, regulations and interpretations thereof. The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities; as of the date of this report the Company has not filed any U.S federal, state, or local tax returns. No interest expense or penalties have been assessed for the period ended December 31, 2010.

Recent Accounting Pronouncements

On January 21, 2010, the FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157, “ASC 820”), to require entities to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, the reasons for any transfers in or out of Level 3, and information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 amends ASC 820 to clarify that reporting entities are required to provide fair value measurement disclosures for each “class” of assets and liabilities. All the amendments to ASC 820 made by ASU 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 with the exception of the requirement to separately disclose purchases, sales, issuances, and settlements of recurring Level 3 measurements, which becomes effective for fiscal years beginning after December 15, 2010. The adoption of ASU 2010-06 is not expected to have a material impact on the consolidated financial statements, except it will enhance the disclosures around fair value of investments.

3. Investments

The Fund’s investments include (without limitation) bank loans (both funded and unfunded, “Bank Loans”) of diversified companies. These financial instruments also may be purchased indirectly through an interest in a limited partnership or a limited liability company. Certain of the risks of investing in the financial instruments of a distressed company are discussed herein.

The Fund invests in companies that are experiencing various forms of financial, operational, legal, and/or other distress or impairment, including without limitation, companies involved in bankruptcy or other reorganization or liquidation proceedings (collectively, “Reorganization Proceedings”), and those which might become involved in such proceedings. Through investing in these companies, the Fund is exposed to credit risk relating to whether the borrower will meet its obligation to pay when it comes due until the investments are sold or mature.

Any investment in a distressed company may involve special risks. For example (and without limitation), (i) many elements of a distressed company’s Reorganization Proceedings are beyond the control of the Fund, and (ii) certain of the Fund’s investments may be illiquid, non-interest bearing, unsecured, subordinated to other claimants within a distressed company’s capital structure and/or may subsequently become disallowed by a bankruptcy court.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2010

3. Investments  – (continued)

The Fund’s transactions in Bank Loans are normally secured financings that are collateralized by physical assets and/or the enterprise value of the borrower. This collateral, and the Fund’s rights to this collateral, are different depending on the specific transaction and are defined by the legal offering documents agreed to in the transaction.

The terms of the Bank Loans may require the Fund to extend to a borrower additional credit, or provide funding for any unfunded portion of such bank loans at the request of the borrower. This exposes the Fund to potential liabilities that are not reflected on the consolidated statement of financial condition. As of December 31, 2010, the Fund had no unfunded obligations.

There is no clearinghouse for Bank Loans, nor is there a depository for custody of any such interests. The processes by which these interests are cleared, settled and held in custody are individually negotiated between the parties to the transaction. This subjects the Fund to operational risk to the extent that there are delays and failure in these processes.

4. Fair Value of Financial Instruments

U.S. GAAP requires enhanced disclosures about investments that are measured and reported on a fair value basis. Under U.S. GAAP, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Further, the guidance distinguishes between inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). Various inputs are used in determining the values of the Fund’s investments; these inputs are categorized as of each valuation date. The inputs are summarized in three broad levels listed below:

•	Level 1 — quoted unadjusted prices in active markets for identical investments as of the reporting date
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Investment Adviser’s own assumptions about the assumptions market participants would use in determining the fair values of investments)

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of equivalent instruments, and valuation pricing models. For those investments valued using quotations, the bid price is generally used, unless the Fund determines that it is not representative of an exit price.

Investments for which fair value is determined using inputs defined above as Level 3 are fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis, and in certain cases third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates, and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2010

4. Fair Value of Financial Instruments  – (continued)

financial projections as compared to actual performance, review of interest rate and yield risk. Such factors may be given different weighting depending on management’s assessment of the underlying investment, and management may analyze apparently comparable investments in different ways.

Valuations performed by the independent valuation firms may utilize proprietary models and inputs. We have used, and intend to continue to use, independent valuation firms to provide additional support for estimating the fair values of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Fund’s investments measured at fair value based on the fair value hierarchy defined above as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Total	$—	$—	$283,827,606	$283,827,606

Refer to the consolidated schedule of investments for detailed disaggregation of the Fund’s investments. There were no transfers of securities between levels by the Fund nor did the Fund own any other securities types during the period from December 17, 2010 (commencement of operations) to December 31, 2010.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

For the Period Ended December 31, 2010	Investments
Fair value, December 17, 2010 (commencement of operations)	$—
Net purchases (sales)	—
Accretion/amortization of discount/premium on investments	—
Net realized and unrealized gain	—
In-kind contribution of assets (See Note 10)	283,827,606
Fair value, December 31, 2010	$283,827,606
Net change in unrealized appreciation/(depreciation) included in earnings related to investments still held at reporting date	$—

5. Indemnifications

In the normal course of business, the Fund enters into certain contracts that provide a variety of indemnifications. The Fund’s maximum exposure under these indemnifications is unknown. However, no liabilities have arisen under these indemnifications in the past and, while there can be no assurances in this regard, there is no expectation that any will occur in the future. Therefore, the Fund does not consider it necessary to record a liability for any indemnifications under U.S. GAAP.

6. Due to and due from counterparties

The Fund executes investments with agents, brokers, investment companies, agent banks and other financial institutions. Due to and due from counterparties include amounts due to and from counterparties related to unsettled purchase and sale transactions of investments of GF 2010-1. Due from counterparties also includes principal pay downs from the issuers that are receivable as of December 31, 2010.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2010

7. Members’ Capital

Members may purchase Units in the Company at the beginning of any calendar month. Members are initially required to invest a minimum of $1,000,000 subject to the discretion of the Managing Member. The Company is authorized to issue up to 100,000,000 Units. Notwithstanding the foregoing, without the written consent of the holders of two-thirds of the outstanding Units, the Company may not issue Units other than for cash. The maximum aggregate amount of such Unit issuance for cash cannot exceed $80,000,000. Additionally, the Units issued in connection with the acquisition by the Company of the equity interests of Garrison Capital CLO did not require written consent. The Units issued by the Company are not certificated. A member does not have the right to redeem from the Company.

For the period from December 17, 2010 (commencement of operations) to December 31, 2010, the Company issued 10,707,221 Units at a par value of $15.00 per Unit. The Managing Member does not own any Units.

No holder of Units shall sell, transfer or otherwise dispose of its Units without the prior written consent of the Managing Member, which consent shall not be unreasonably withheld. The Units have not been registered under the U.S. Securities Act of 1933 and may not be transferred except in a transaction exempt from, or not subject to, the registration requirements of the U.S. Securities Act of 1933.

8. Allocation of Profits and Losses

Members are issued units (“Units”) of the Fund by the Managing Member that represent their limited liability company interests in the Fund. Profits and losses are allocated on a pro-rata basis to all members based on the number of Units held by each member in proportion to the aggregate number of all outstanding Units of the Fund.

9. Financing

On November 5, 2010, GF 2010-1 completed a $300 million collateralized loan securitization. GF 2010-1 is a collateralized loan obligation (“CLO”) entity established to acquire or participate in U.S. and Canadian dollar-denominated senior corporate debt obligations. Currently, GF 2010-1 is the borrower under a collateralized loan obligation facility (the “CLO Facility”). As further described below, the CLO Facility comprises of senior secured notes (collectively the “GF 2010-1 Notes”). At December 31, 2010, the Company, through its ownership of Garrison Capital CLO, owns 100% of the subordinated notes and nominal equity in the form of limited liability interests, of GF 2010-1. The subordinated notes and nominal equity of GF 2010-1 represent approximately 50.1% of the Fund’s capital at December 31, 2010.

GF 2010-1 invests in Bank Loans which are valued consistent with the Fund’s valuation policies. These investments were acquired from proceeds received through the private placement issuance of the GF 2010-1 Notes and the subordinate note. The table below shows the GF 2010-1 Notes outstanding as of December 31, 2010:

	Amortized Carrying Value	Outstanding Principal at Par	Interest Rate	“Stated Maturity”
GF 2010-1 Notes:
Class A-1 Senior Secured Notes	$164,500,000	$164,500,000	L + 2.40%	11/20/2017
Class A-2 Senior Secured Notes	24,596,481	25,000,000	L + 2.40%	11/20/2017
Class B Senior Secured Deferrable Notes	11,735,879	12,000,000	L + 3.75%	11/20/2017
Class C Senior Secured Deferrable Notes	17,471,757	18,000,000	L + 4.75%	11/20/2017
	$218,304,117	$219,500,000

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2010

9. Financing  – (continued)

The fair value of the GF 2010-1 Notes approximates the carrying value on the consolidated statement of financial condition.

The Class A-2 Senior Secured Notes, Class B Senior Secured Deferrable Notes and Class C Senior Secured Deferrable Notes were issued at a discount to their par value. The aggregate amount of discount was $1,222,500. The carrying value of these notes in the consolidated statement of financial condition is net of the un-accreted discount. This original issue discount is being accreted to par over the stated maturity of the respective notes. At December 31, 2010, there are no undrawn tranches of debt. The subordinated note with a par value of $80,500,000 and was issued at $75,932,806, or 94.33% of par. The subordinated note matures on November 20, 2017 and does not bear a stated interest rate, instead the subordinated notes has claim to all residual cash flows of the CLO, after cash flows are allocated to the holders of the senior secured note holders in accordance with the Priority of Payments as defined in its indenture. The fair value of the subordinated note and nominal equity at December 31, 2010, is $80,272,811.

The indenture of the CLO Facility provides that, to the extent cash is available from cash collections the holders of all of the GF 2010-1 Notes are to receive quarterly interest payments on the 20th business day of February, May, August and November of each year (the “Payment Date”) until the stated maturity. To the extent interest is not paid on the Class B Notes and/or the Class C Notes on any Payment Date, as defined in the indenture, such amounts will be deferred and added to the outstanding principal of the respective notes.

Through the terms of its indenture, GF 2010-1 is required to maintain a portfolio of Bank Loans that meet certain conditions governing GF 2010-1’s conduct of business. Additionally, GF 2010-1 must be in compliance with all debt covenants outlined in its indenture, which include, but are not limited to, minimum overcollateralization levels, an interest coverage test, limitations on industry concentrations and rating agency compliance. At December 31, 2010, the trustee has asserted that GF 2010-1 was in compliance with its financial debt covenants.

Pursuant to GF 2010-1’s investment objective, the Investment Manager monitors the financial condition of the issuers of Bank Loans and under certain circumstances will substitute any Bank Loans failing to meet certain criteria specified in GF 2010-1’s indenture.

The GF 2010-1 Notes and the subordinated note will mature at par on their Stated Maturity as defined in its indenture, unless previously redeemed or repaid. Starting at November 20, 2011, at the direction of greater than 50% of the holders of the subordinated notes the GF 2010-1 Notes may be redeemed without penalty in whole but not in part on any Payment Date as defined in its indenture. The subordinated note may be redeemed only after all of the GF 2010-1 Notes are paid off.

Included in deferred debt issuance costs on the consolidated statement of financial condition are structuring fees, rating agency fees and legal fees associated with the establishment of the CLO Facility. Such costs have been capitalized and are being amortized to expense through November 2012. At December 31, 2010, the weighted average interest rate of the GF 2010-1 Notes was 2.98%. The weighted average effective interest rate, including the effects of amortization of original issue discount and deferred debt issuance costs on the GF 2010-1 Notes was 3.65%.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2010

10. Related Party Transactions

On the last day of each fiscal quarter, the Company pays a management fee (the “Management Fee”) to the Investment Adviser in arrears for the preceding fiscal quarter equal to 0.375% (1.5% per annum) of the value of the Company’s consolidated members’ capital (excluding the average amount of cash held during the period). For the period ended December 31, 2010, the Investment Adviser had not earned or received any Management Fees.

The Managing Member of the Investment Adviser is also the general partner of the Investment Manager. The Investment Manager, a Delaware limited partnership, is the investment manager of various members of the Company.

GSOF LLC, GSOF-SP LLC (both subsidiaries of Garrison Special Opportunities Fund LP), GSOIF Corporate Loan Pools Ltd. (a subsidiary of Garrison Special Opportunities Institutional Fund LP) and Garrison Capital Offshore Ltd. (a subsidiary of Garrison Credit Opportunities Holdings L.P.) (collectively the “Garrison Funds”) are all entities that are owned by funds that are managed by the Investment Manager. On December 31, 2010, each of the Garrison Funds contributed their pro-rata equity interest in Garrison Capital CLO which aggregated to 100% of the equity interest of Garrison Capital CLO Ltd. As part of the overall consideration for this in-kind equity interest contribution, the Company issued an aggregate of 5,373,888 of its Member’s capital Units at $15 per Unit, to each of the Garrison Funds in the corresponding pro-rata share of their equity interest in Garrison Capital CLO. At December 31, 2010, the Garrison Funds sold 266,667 of the Member capital Units to certain unaffiliated third parties for a total cash consideration of $4,000,000. At December 31, 2010, the Garrison Funds own an aggregate of 5,107,221 of Members’ capital Units of the Company representing approximately 48% of the outstanding Members’ capital Units.

Garrison Capital CLO owns 100% of the subordinated notes and nominal equity of GF 2010-1. Garrison Capital CLO does not have any other assets or liabilities.

The following table describes the composition of the in-kind contribution at fair value described in the preceding paragraph:

Assets of GF 2010-1
Cash and cash equivalents, securitization accounts	$21,353,669
Due from counterparty	2,333,573
Investments at fair value (cost of $281,905,408)	283,827,606
Accrued interest receivable	1,126,499
Deferred debt issuance costs (net of accumulated amortization of $297,057)	3,267,624
Other assets	423,458
Liabilities of GF 2010-1
Due to counterparty	(12,385,000)
Class A-1 Notes payable	(164,500,000)
Class A-2 Notes payable	(24,596,481)
Class B Notes payable	(11,735,879)
Class C Notes payable	(17,471,757)
Interest payable on notes payable	(1,035,001)
Subordinated notes and equity held by Garrison Capital CLO	$80,608,311

As discussed in Note 1, the Investment Adviser could determine that an initial public offering of equity upon conversion to a BDC is the best source of additional capital. If the Investment Adviser is successful in an initial public offering, just prior to the pricing of such offering, the Investment Adviser would be allocated, in the form of shares of the Company, an amount equal to 10% of the positive difference between (a) the

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2010

10. Related Party Transactions  – (continued)

Company’s net asset value on the most recent date of calculation prior to the pricing of the public offering plus any dividends or other distributions made from the December 17, 2010 (commencement of operations) and (b) the amount of capital contributed by investors in the Company prior to consummation of such public offering.

11. Financial Highlights

The following represents total return and ratios to average members’ capital information for the period ended December 31, 2010:

Total Return
Total return	(0.27)%

Total return is calculated assuming a purchase of Members’ capital units at the Members’ capital per Unit value on the first day of the period and a sale at the current Members’ capital per Unit value on the last day of the period.

Ratios to average members’ capital
Net investment loss	(0.47)%
Expenses	0.47%

Total return and the ratios to average members’ capital are calculated for the members as a whole. An individual member’s return and ratios may vary from these returns and ratios based on the timing of capital transactions. The ratios to average member’s capital have not been annualized.

The following table shows the per Unit operating performance of the Company.

Member’s capital per Unit operating performance
Beginning Members’ capital per Unit	$15.00
Income/(Loss) from Operations
Net investment loss	(0.04)
Realized and Unrealized gain/loss	0.00
Total Income/(Loss) from Operations	(0.04)
Ending Members’ Capital per Unit	$14.96

12. Contingencies

In the ordinary course of business, the Fund may be named as a defendant or a plaintiff in various lawsuits and other legal proceedings. Such proceedings include actions brought against the Fund and others with respect to transactions to which the Fund has been a party. The outcomes of such lawsuits are uncertain and based on these lawsuits, the values of the investments to which they relate could decrease. Management does not believe that as a result of litigation, there would be any material impact on the consolidated financial condition of the Fund. The Fund has had no outstanding litigation proceedings brought against it since the commencement of the Fund on December 17, 2010.

Garrison Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2010

13. Subsequent Events

Pursuant to the Priority of Payments as defined in GF 2010-1’s indenture, GF 2010-1 made an interest payment of $1,187,364 on February 22, 2011 to Garrison Capital CLO. This payment was paid out of interest proceeds earned from Bank Loans and is net of interest payments due to the GF 2010-1 Notes.

These consolidated financial statements were approved by the Managing Member and were available for issuance on May 3, 2011. Subsequent events have been evaluated by management through this date. No material subsequent events have occurred through this date.

Through and including        , 2012 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in the offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

    Shares

Garrison Capital Inc.

Common Stock

PROSPECTUS

J.P. Morgan
Wells Fargo Securities
Deutsche Bank Securities

RBC Capital Markets
Janney Montgomery Scott
Keefe, Bruyette & Woods

        , 2012

GARRISON CAPITAL LLC

PART C

Other Information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements

The following financial statements of Garrison Capital LLC (the “Company” or the “Registrant”) are included in Part A of this Registration Statement.

GARRISON CAPITAL LLC AND SUBSIDIARIES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

(2)	Exhibits

(a)(1)	Certificate of Formation(2)
(a)(2)	Form of Certificate of Incorporation(2)
(b)(1)	First Amended and Restated Limited Liability Company Agreement(2)
(b)(2)	Form of Bylaws(2)
(c)	Not applicable
(d)	Form of Stock Certificate(2)
(e)	Dividend Reinvestment Plan(2)
(f)	Not applicable
(g)	Form of Investment Advisory Agreement between Registrant and Garrison Capital Advisers LLC
(h)	Form of Underwriting Agreement(1)
(i)	Not applicable
(j)	Form of Custody Agreement(1)
(k)(1)	Certificate of Appointment of Transfer Agent(2)
(k)(2)	Form of Administration Agreement between Registrant and Garrison Capital Administrator LLC(2)
(k)(3)	Trademark License Agreement between the Registrant and Garrison Investment Group LP(2)
(k)(4)	Form of Subscription Agreement between Registrant and Private Placement Investors in Concurrent Private Placement(1)
(k)(5)	Indenture by and between Garrison Funding 2010-1 LLC and Deutsche Bank Trust Company Americas, dated as of November 5, 2010(2)
(k)(6)	Collateral Management Agreement by and between Garrison Funding 2010-1 LLC and Garrison Investment Group LP(2)
(l)	Opinion and Consent of Dechert LLP, special counsel for Registrant(1)
(m)	Not applicable
(n)(1)	Independent Registered Public Accounting Firm Consent
(n)(2)	Report regarding “Senior Securities” table(2)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of Garrison Capital LLC(2)
(r)(2)	Code of Ethics of Garrison Capital Advisers LLC(1)

(1)	To be filed by amendment.
(2)	Previously filed.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission registration fee		$14,513
NASDAQ Global Select Market Listing Fee		$150,000
FINRA filing fee		$13,000
Accounting fees and expenses		$(1)
Legal fees and expenses		$(1)
Printing and engraving		$(1)
Miscellaneous fees and expenses		$(1)
Total	$

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Company.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The Registrant directly owns Garrison Capital CLO Ltd., an entity organized under the laws of the Cayman Islands, and 100% of the limited liability company interests of Garrison Capital Equity Holdings LLC, a Delaware limited liability company, and indirectly owns 100% of the limited liability company interests of Garrison Funding 2010-1 LLC, a Delaware limited liability company, all of which are included in the Registrant’s consolidated financial statements as of September 30, 2011.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Company’s common stock as of       , 2012.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	12

ITEM 30. INDEMNIFICATION

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Garrison Capital Advisers LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Garrison Capital Administrator LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Garrison Capital Administrator LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The Underwriting Agreement provides that each Underwriter severally agrees to indemnify and hold harmless the Registrant, its directors, each of its officers who signed this Registration Statement, and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, the Adviser and Garrison Capital Administrator LLC against any and all loss, liability, claim, damage and expense whatsoever, as incurred, but only with respect to any untrue statements or omissions in this Registration Statement in reliance upon and in conformity with certain written information furnished to the Registrant by the Underwriters through J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc. expressly for use herein.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-72375), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Garrison Capital LLC, 1350 Avenue of the Americas, New York, NY 10019;
(2)	the Transfer Agent, American Stock Transfer & Trust, P.O. Box 922, Wall Street Station, New York, NY 10269;
(3)	the Custodian, Deutsche Bank Trust Company Americas, 1761 East St. Andrew Place, Santa Ana, CA 92705; and
(4)	the Adviser, Garrison Capital Advisers, LLC, 1350 Avenue of the Americas, New York, NY 10019.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, in the State of New York, on this 23rd day of December, 2011.

GARRISON CAPITAL LLC

By:	/s/ Joseph Tansey Name: Joseph Tansey Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title
/s/ Joseph Tansey Joseph Tansey	Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)	December 23, 2011
/s/ Brian Chase Brian Chase	Chief Financial Officer and Director (principal financial and accounting officer)	December 23, 2011
* Rafael Astruc	Director	December 23, 2011
* Roy Guthrie	Director	December 23, 2011
* Cecil Martin	Director	December 23, 2011
* Bruce Shewmaker	Director	December 23, 2011
* Matthew Westwood	Director	December 23, 2011
*By: /s/ Brian Chase Name: Brian Chase Title: Attorney-in-fact